As filed with the Securities and Exchange Commission on [  ], 2014

1933 Act File No. 333-[  ]

1940 Act File No. 811-06565

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY OF 1940

Amendment No. 13

H&Q LIFE SCIENCES INVESTORS

(Exact Name of Registrant as Specified in Charter)

2 Liberty Square, 9th Floor, Boston, MA 02109

(Address of Principal Executive Offices)

(617) 772-8500

(Registrant’s Telephone Number, including Area Code)

Daniel R. Omstead, Ph.D.

2 Liberty Square, 9th Floor, Boston, MA 02109

(Name and Address of Agent for Service)

Copies of Communications to:

Joseph R. Fleming, Esq.

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		PROPOSED	PROPOSED
		MAXIMUM	MAXIMUM
TITLE OF SECURITIES	NUMBER	OFFERING	AGGREGATE	AMOUNT OF
BEING	BEING	PRICE	OFFERING	REGISTRATION
REGISTERED	REGISTERED	PER UNIT(1)	PRICE(1)	FEE
Shares of Beneficial Interest $0.01 par value	[ ] Shares	$	$1,000,000	$128.80

(1)         Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average high and low prices of H&Q Life Sciences Investors reported on the New York Stock Exchange on  April 16, 2014.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

H&Q LIFE SCIENCES INVESTORS
CROSS REFERENCE SHEET

BETWEEN ITEMS OF REGISTRATION STATEMENT (FORM N-2) AND PROSPECTUS PURSUANT TO RULE 495(A)

ITEM NO.	CAPTION	LOCATION IN PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

1.	Outside Front Cover Page	Front Cover Page
2.	Cover Pages; Other Offering Information	Front Cover Page
3.	Fee Table and Synopsis	Trust Expenses; Prospectus Summary
4.	Financial Highlights	Financial Highlights and Investment Performance
5.	Plan of Distribution	Front Cover Page; Prospectus Summary; The Offer
6.	Selling Stockholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant

Front Cover Page; Prospectus Summary; Financial Highlights and Investment Performance; Investment Objective and Policies; Risk Factors; Description of the Trust; Additional Information About Investments, Investment Techniques and Risks; Investment Restrictions; The Trust

9.	Management

Management of the Trust; Administrator, Custodian, Transfer Agent, Dividend Disbursing Agent, Registrar and Subscription Agent; Trustees and Officers; Investment Adviser and Investment Advisory Agreement

10.	Capital Stock, Long-Term Debt, and Other Securities	Front Cover Page; Description of the Trust; Dividends and Distributions; Quarterly Distribution Policy; Net Asset Value; Taxation, The Trust
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Table of Contents of Statement of Additional Information
14.	Cover Page of SAI	Cover Page of SAI

PROSPECTUS

The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED [  ], 2014
H&Q LIFE SCIENCES INVESTORS

[  ] Shares
Issuable Upon Exercise Of Non-Transferable Rights
To Subscribe For Such Shares

New York Stock Exchange Symbol: HQL

H&Q Life Sciences Investors (the “Trust”) is issuing non-transferable rights (“Rights”) to its Shareholders of record as of the close of business on [  ], 2014 (the “Record Date”). These Rights will allow you to subscribe for one (1) Share of the Trust for every three (3) Rights held (the “Offer”). You will receive one Right for each whole Share that you hold of record as of the Record Date, rounded down to the nearest number of Rights evenly divisible by three. The Rights will not be listed for trading on the New York Stock Exchange (“NYSE”) or any other exchange. You may also purchase Shares not acquired by other Shareholders subject to certain limitations and subject to allotment as described in this Prospectus.

The Subscription Price per Share will be 95% of the volume weighted average price of a Share on the NYSE on [  ], 2014 (the “Pricing Date”) and the three preceding business days.

Rights may be exercised at any time until 5:00 p.m. Eastern Time, on [  ], 2014, unless the Offer is extended as discussed in this Prospectus. As the Offer expires before [  ], 2014, Shareholders who exercise their Rights will not know the Subscription Price at the time they exercise their Rights. For additional information regarding the Offer, please call [  ] (the “Information Agent”) at [   ].

The Trust is a diversified, closed-end management investment company whose shares of beneficial interest are listed and traded on the NYSE under the symbol “HQL.” The Trust’s investment objective is to seek long-term capital appreciation by investing primarily in equity and related securities (including securities subject to legal or contractual restrictions on resale) of U.S. and foreign companies principally engaged in the development, production or distribution of products or services related to scientific advances in life sciences (including biotechnology, pharmaceuticals, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices, supplies and other healthcare-related subsectors), agriculture and environmental management (“Life Sciences Companies”). The Trust may invest in securities of emerging growth Life Sciences Companies, which may offer limited products or services or which are at the research and development stage with no marketable or approved products or technologies. The Trust may also invest up to 40% of its net assets in venture capital and other securities that are subject to legal or contractual restrictions on resale (“Restricted Securities”). The Trust’s investments in Restricted Securities may include “start-up,” early and later stage financings of privately held companies (sometimes referred to as “venture capital” investments), private placements by public companies, and interests in joint ventures and limited partnerships. See “Risk Factors—Investment in Emerging Growth Companies” and “Risk Factors—Liquidity of Portfolio Investments.” The Trust may also invest in securities of large, well-known companies with existing products in the life sciences industries. The Trust may not be able to achieve its investment objective. For a discussion of the risks associated with an investment in the Trust, see “Risk Factors.”

The Trust adopted a managed distribution policy in May 1999 pursuant to an exemptive order obtained from the Securities and Exchange Commission (“SEC” or “Commission”). The Trust intends to make regular quarterly distributions at a rate equal to 2.0% of the Trust’s net asset value (“NAV”). The Trust’s Board of Trustees (the “Board”) may modify or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Trust’s Shares.

To the extent that the Trust’s taxable income in any fiscal year exceeds the aggregate amount distributed pursuant to the managed distribution policy based on a fixed percentage of its NAV, the Trust would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Trust based on a fixed percentage of its net asset value exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

The actual sources of the Trust’s quarterly distributions may be net investment income, net realized capital gains, return of capital or a combination of the foregoing and may be subject to retroactive recharacterization at the end of the Trust’s fiscal year based on tax regulations. The actual amounts attributable to each of these sources will be reported to Shareholders in January of each year on Form 1099-DIV.

This Prospectus sets forth concisely the information about the Trust you should know before investing, including information about risks. You should read this Prospectus and retain it for future reference. A Statement of Additional Information dated [  ], 2014 (the “SAI”) containing additional information about the Trust has been filed with the Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page [  ] of this Prospectus, and the Trust’s annual and semi-annual reports may be obtained without charge by contacting the Information Agent at [  ]. The Commission maintains a website (http://www.sec.gov) that contains material incorporated by reference in this Prospectus and SAI and other information regarding the Trust. The Trust’s annual and semi-annual reports are also available on the Trust’s website at www.teklacap.com.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Estimated Subscription Price (1)	Estimated Sales Load	Estimated Proceeds To Trust Or Other Persons (2)
Per Share		None
Total Maximum		None

[        ], 2014

(1) Estimated on the basis of the volume weighted average share price of a Share on the NYSE on [  ], 2014 and the three preceding business days. The Trust may increase the number of Shares subject to subscription by up to 25% of the Shares offered hereby, or up to an additional [  ] Shares, for an aggregate total of [  ] Shares. If the Trust increases the number of Shares subject to subscription by 25%, the total maximum Estimated Subscription Price will be approximately [  ] and the total maximum Estimated Proceeds to the Trust will be approximately [  ]. No sales load will be charged by the Trust in connection with this Offer. However, Shareholders that choose to exercise their Rights through broker-dealers, banks and nominees may incur a servicing fee charged by such broker-dealer, bank or nominee.

(2) Before deduction of expenses related to the Offer incurred by the Trust, estimated at approximately [  ].

The Trust announced the Offer before the opening of trading on the NYSE on March 12, 2014. The NAV at the close of business on March 11, 2014 was $23.54, and the last reported sales price of a Share on the NYSE on that date was $23.39.

The Trust may increase the number of Shares subject to subscription by up to 25%, or up to an additional [  ] Shares, for an aggregate total of [  ] Shares.

As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege described in the section of this Prospectus entitled “The Offer—Over-Subscription Privilege,” will, upon the completion of the Offer, own a smaller proportional interest in the Trust than they owned before the Offer. The Offer will result in either a dilution or accretion of NAV for all Shareholders, whether or not they exercise some or all of their Rights, because the Subscription Price per Share may be less than or greater than the then-current NAV per Share. The amount of dilution or accretion might be significant. See “The Offer.”

The Trust’s Investment Adviser is Tekla Capital Management LLC (the “Investment Adviser”). The employees of the Trust’s Investment Adviser and the Trustees and officers of the Trust may purchase Shares through the Primary Subscription and the Over-Subscription Privilege on the same terms as other Shareholders.

Information about the Trust can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Call (202) 551-8090 for information on the operation of the Public Reference Room. This information is also available at the Commission’s Internet site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.

PROSPECTUS SUMMARY

You should consider the matters discussed in this summary before investing in the Trust through the Offer. The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

THE OFFER

The Offer

H&Q Life Sciences Investors (the “Trust”) is issuing to its shareholders of record (“Shareholders”) as of the close of business on [ ], 2014 (the “Record Date”) non-transferable rights (“Rights”) to subscribe for an aggregate of [ ] shares of beneficial interest (“Shares”) of the Trust (the “Offer”). You will receive one Right for each whole Share you held as of the Record Date, rounded down to the nearest number of Rights evenly divisible by three. You may subscribe for one Share for every three Rights you hold (the “Primary Subscription”). Any Shareholder on the Record Date who is issued fewer than three Rights will not be entitled to subscribe for a Share in the Offer.

Subscription Price	The subscription price per Share (the “Subscription Price”) will be 95% of the volume weighted average price of a Share on the NYSE on the Pricing Date and the three preceding business days.

As the Expiration Date is before the Pricing Date, Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

Subscription Period	Rights may be exercised at any time during the subscription period (the “Subscription Period”), which starts on [ ], 2014 and ends at 5:00 p.m., Eastern time, on [ ], 2014 (the “Expiration Date”).

Over-Subscription Privilege

The Trust may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests, if there are not enough Shares available from the Primary Subscription to honor all over-subscription requests (the “Over-Subscription Privilege”). If there are enough Shares left after the Primary Subscription, all over-subscriptions will be honored in full. If there are not enough Shares available to honor all over-subscriptions (after giving effect to any increase in the number of Shares to be offered), the available Shares will be allocated pro rata among those Shareholders who over-subscribe based on the number of Rights originally issued to them by the Trust. The number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Trust on the Record Date. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

Fractional Shares	Fractional Shares will not be issued upon the exercise of Rights. Therefore, Shares will be issued for Rights submitted in multiples of three only.

Purpose of the Offer

The Trust’s Investment Adviser believes, and the Trustees concur, that increasing the Trust’s assets for investment through the Offer will benefit the Trust and its Shareholders by allowing the Trust to take further advantage of available investment opportunities in securities of Life Sciences Companies. While there can be no assurance that any benefits will be realized, increasing the Trust’s investment assets through the Offer is intended to:

•                  allow the Trust to make greater or additional investments at a time when the Trust’s Investment Adviser believes that securities of Life Sciences Companies, including investments in new target approaches, innovative medical technology companies, biopharmaceuticals, orphan and ultra-orphan indications, including gene therapy, specialty pharmaceuticals, generic pharmaceuticals, novel medical devices, life sciences tools and diagnostics, and products that will benefit from changes in regulation, are positioned for price appreciation due to (i) demographic changes, (ii) recent developments in the pharmaceutical, biotechnology and medical technology industries relating to products that have or will extend or improve the quality of patients’ lives, and (iii) the recent passage of the Patient Protection and Affordable Care Act, which may result in volume and utilization increases;

•                  provide the Trust with the ability to make additional investments without realizing capital gains on current investments or otherwise selling current investments at an unfavorable time;

•                  increase the Trust’s average investment size, giving the Trust additional negotiating leverage and pricing influence over venture capital, private investments in public entities (PIPEs) and other private equity investments and investments in the public markets; and

•                  provide the Investment Adviser with additional flexibility in managing the Trust’s portfolio to satisfy applicable portfolio diversification requirements.

In addition, the Offer may reduce operating costs per Share. The Offer allows you the opportunity to purchase additional Shares of the Trust at a price that will be below the average market value calculated at the Expiration Date. See “The Offer—Purpose of the Offer.”

Use of Proceeds

The Trust expects to invest the net proceeds in accordance with the Trust’s investment objective and policies. Investment of the proceeds is expected to take up to six months from their receipt by the Trust, depending on market conditions and the availability of appropriate securities. See “Use of Proceeds.”

Notice of NAV Decline

The Trust will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Trust’s net asset value (“NAV”) declines more than 10% from its NAV as of that date. If that occurs, the Trust will notify you of the decline and permit you to cancel your exercise of your Rights. Shareholders will have their payment for additional Shares returned to them, if they opt to cancel the exercise of their Rights.

How to Obtain Subscription Information	• Contact your broker, bank or trust company. • Contact [ ] (the “Information Agent”) toll-free at [ ].

How to Subscribe	You may subscribe in one of two ways:

• Deliver a completed Exercise Form and payment to [ ] (the “Subscription Agent”) by the Expiration Date.

• If your Shares are held in a brokerage, bank or trust account, have your broker, bank or trust company deliver a Notice of Guaranteed Delivery to the Subscription Agent by the Expiration Date.

Tax Consequences

For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to Shareholders. You will not realize a taxable loss, if your Rights expire without being exercised. See “The Offer—Certain Federal Income Tax Consequences of the Offer.”

IMPORTANT DATES TO REMEMBER

Record Date	[ ], 2014

Subscription Period	[ ], 2014 through [ ], 2014*

Deadline for delivery of Exercise Form together with payment of Estimated Subscription Price or for Delivery of Notice of Guaranteed Delivery	[ ], 2014*

Expiration Date	[ ], 2014*

Pricing Date	[ ], 2014*

Deadline for payment of final Subscription Price pursuant to Notice of Guaranteed Delivery	[ ], 2014*

Confirmation to Registered Shareholders**	[ ], 2014

For Registered Shareholder Purchases—deadline for payment of unpaid balance, if final Subscription Price is higher than Estimated Subscription Price	[ ], 2014*

*                                         Unless the Offer is extended.

**                                  Registered Shareholders are those Shareholders who are the record owners of Trust Shares (that is, their names appear directly on the records of the Trust’s transfer agent) and whose Shares are not held through a broker-dealer or other nominee or intermediary.

THE TRUST

The Trust

The Trust is a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on February 20, 1992, and commenced operations on May 8, 1992. As of [ ], 2014, the Trust had [ ] Shares outstanding. Shares of the Trust are traded on the NYSE under the symbol “HQL.” As of [ ], 2014, the Trust’s NAV per Share was $[ ] and the Trust’s last reported share price of a Share on the NYSE was $[ ].

Distributions

The Trust intends to make quarterly distributions to its Shareholders equal to 2.0% of the Trust’s net asset value. Net realized capital gains in excess of the total distributed under this policy are generally included in the December distribution. The Trust’s quarterly distribution policy may be changed by the Board without Shareholder approval.

The current distribution policy is to declare distributions in Shares. Distributions will automatically be paid in newly-issued full Shares of the Trust plus cash in lieu of any fraction of a Share, unless otherwise instructed by the Shareholder. If a Shareholder elects to receive a distribution in cash, rather than in Shares, the Shareholder’s relative ownership in the Trust will be reduced.

The first regular quarterly distribution to be paid on Shares acquired upon exercise of Rights will be the first quarterly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution declared to Shareholders of record on [ ], 2014, which is payable in June, 2014. See “Dividends and Distributions.”

General Investment Guidelines

The Trust’s investment objective is to seek long-term capital appreciation by investing primarily in securities of Life Sciences Companies. Under normal market conditions, the Trust expects to invest at least 80% of its net assets in securities of Life Sciences Companies. This policy may not be changed without 60 days’ prior notice to Shareholders. The Trust will not have less than 25% of its net assets invested in Life Sciences Companies. A company will be deemed to be a Life Sciences Company if, at the time the Trust makes an investment therein, 50% or more of such company’s sales, earnings or assets arise from or are dedicated to, or are expected to arise from or be dedicated to, the application of scientific advances related to healthcare, agriculture or environmental management, as the case may be.

The Investment Adviser determines, in its discretion, whether a company is a Life Sciences Company.

The Trust may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers traded in foreign markets (“Foreign Securities”). The Trust may buy and sell currencies for the purpose of settlement of transactions in Foreign Securities.

Venture Capital Investments

The Trust emphasizes investment in securities of emerging growth Life Sciences Companies. These investments are often venture capital investments. The Trust may invest up to 40% of its net assets in Restricted Securities, including venture capital investments. The Trust’s investments in Restricted Securities may include “start-up,” early and later stage financings of privately-held companies and private placements in public companies. See “Investment Objective and Policies.”

Investment Adviser

Tekla Capital Management LLC (the “Investment Adviser”) serves as investment adviser to the Trust. The Investment Adviser also serves as investment adviser to H&Q Healthcare Investors (“HQH”), a closed-end management investment company that invests in companies in the healthcare industries. See “Management of the Trust—Investment Adviser.” The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. See “Portfolio Transactions and Brokerage.”

Portfolio Management

Currently, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of the team that makes investments on behalf of the Trust. These members also perform other duties, including making investment decisions on behalf of HQH. Dr. Omstead has overall investment decision responsibility for the Trust and HQH. See “Management of the Trust—Investment Adviser.”

Compensation of Investment Adviser

For the services provided by the Investment Adviser under the Investment Advisory Agreement between the Investment Adviser and the Trust (“Advisory Agreement”), the Trust pays a fee, computed and payable monthly, equal, when annualized, to (i) 2.5% of the average net assets for the month of its venture capital and other Restricted Securities (as defined) up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate monthly fee may not exceed a rate when annualized of 1.36% (approximately 0.11% per month). Because the advisory fee is based on the average net assets of the Trust, and since the Offer is expected to result in an increase in net assets, the Investment Adviser may benefit from the Offer by an increase in the dollar amount of the fee. The Investment Adviser has agreed to waive fees to which it might otherwise be entitled under the current fee rate schedule during the one-year period following completion of the Offer. During the one-year period following completion of the Offer, the Investment Adviser will waive its fees such that the Trust will pay a fee, computed and payable monthly, equal when annualized to (i) 2.5% of the average net assets for the month of its venture capital and other Restricted Securities (as defined) up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.75% of the average net assets for the next $250 million, 0.75% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter, provided that the aggregate monthly fee may not exceed a rate when annualized of 1.36% (approximately 0.11% per month). The Investment Adviser’s compensation is subject to annual review by the Board.

RISK FACTORS

This Prospectus contains certain statements that may be deemed to be “forward-looking statements.” Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the Prospectus. See “Risk Factors” for a more complete description of risks that may be associated with an investment in the Trust.

Dilution—Net Asset Value and Non-Participation in the Offer

Shareholders who do not fully exercise their Rights including the Over-Subscription Privilege described in the section of this Prospectus entitled “The Offer-Over-Subscription Privilege,” will, at the completion of the Offer, own a smaller proportional interest in the Trust than if they exercised their Rights. As a result of the Offer, Shareholders may experience dilution in NAV per Share, if the

Subscription Price is below the then current NAV per Share. If the Subscription Price per Share is below the then current NAV per Share, Shareholders will experience an immediate dilution of the aggregate NAV of their Shares, if they do not participate in the Offer, and will experience a reduction in the NAV per Share whether or not they participate in the Offer. The Trust cannot state precisely the extent of this dilution (if any) if Shareholders do not exercise their Rights because the Trust does not know what the NAV per Share will be at the time of the Offer or what proportion of the Rights will be exercised. Assuming, for example, that all Rights are exercised, the Estimated Subscription Price is [    ] and the Trust’s NAV per Share is [    ], the Trust’s NAV per Share (after payment of estimated offering expenses) would be reduced by approximately $[  ] per Share. See “Risk Factors - Dilution of Net Asset Value and Effect of Non-Participation in the Offer. “

Share Price Volatility

Volatility in the market price of Shares may increase during the Subscription Period. The Offer may result in some Shareholders selling their Shares, which would exert downward price pressure on the price of Shares, while others wishing to participate in the Offer may buy Shares, having the opposite effect.

Under-Subscription	It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and the ratios described herein.

Market Risk

As with any investment company that invests in equity securities, the Trust is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Trust’s Shares will fluctuate with the market generally and with market sectors in particular. You could lose money over short or long periods of time.

Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company’s stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Selection Risk

Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Life Sciences Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in the Life Sciences Industries

Under normal market conditions, the Trust expects to invest at least 80% of its net assets in securities of Life Sciences Companies. This policy may not be changed without 60 days’ prior written notice to Shareholders. The Trust will not have less than 25% of its net assets invested in Life Sciences Companies. As a result, the Trust’s portfolio may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the life sciences industries than a portfolio of companies representing a larger number of industries. As a result of its concentration policy, the Trust’s investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of investments.

Life Sciences Companies have in the past been characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from agencies such as the Food and Drug Administration (FDA) for new products can be lengthy, expensive and uncertain as to outcome. These factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.

Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection, including patents, trademarks and other intellectual property rights, upon which Life Sciences Companies can be highly dependent for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent.

Cost containment measures implemented by the federal government, state governments and the private sector have adversely affected certain sectors of the life sciences industries. The implementation of any such further cost containment measures may have an adverse effect on some companies in the life sciences industries.

Product development efforts by Life Sciences Companies may not result in commercial products. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products, if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Life Sciences Companies.

Certain Life Sciences Companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceutical, medical device or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

All of these factors may cause the value of the Trust’s Shares to fluctuate significantly over relatively short periods of time.

Investment in Emerging Growth Companies

The Trust may invest in equity securities of emerging growth Life Sciences Companies. While these securities offer the opportunity for significant capital gains, investments also involve a degree of risk that can result in substantial losses. There can be no assurance that in the future securities of start-up or emerging growth companies will yield returns commensurate with their associated risks.

Liquidity of Portfolio Investments

The Trust may invest in securities that are traded in the over-the-counter market or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements or that are not traded in any market. An investment in such securities may have limited liquidity, and the Trust may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. In addition, the Trust may invest up to 40% of its net assets in Restricted Securities, which by their terms are illiquid. Restricted Securities in which the Trust may invest cannot be sold except in a public offering registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from the Securities Act or in compliance with applicable Securities and Exchange Commission (the “Commission”) regulations.

Valuation of Venture Capital Investments and Restricted Securities

Some of the Trust’s investments are subject to restrictions on resale and generally have no established trading market. Because of the type of investments that the Trust makes and the nature of its business, the valuation process requires an analysis of various factors. The Trust’s fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer, which may include an analysis of the company’s financial statements, the company’s products or intended markets, or the company’s technologies; and (iii) with respect to certain Restricted Securities, the price of a security negotiated at arm’s-length in an issuer’s subsequent completed round of financing.

As there is typically no readily available market value for the venture capital investments and some of the other Restricted Securities in the Trust’s portfolio, venture capital investments and such other Restricted Securities in the Trust’s Portfolio are valued at fair value as determined in good faith by the Board pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Trust’s investments determined in good faith by the Board, or in accordance with valuation procedures approved by the Board, may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment subject to fair value determinations, while employing a consistently applied valuation process for the types of investments the Trust makes.

Foreign Securities

The Trust may invest up to 20% of its net assets in Foreign Securities. Foreign Securities may be less liquid and have prices that are more volatile than securities of comparable U.S. companies. An investment in Foreign Securities may also involve currency risk.

Key Personnel

There may be only a limited number of securities professionals who have comparable experience to that of the Trust’s existing portfolio management team in the area of Life Sciences Companies. If one or more of the team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

Concentration of Investments

The Trust may from time to time concentrate its investments in a few issuers and take large positions in those issuers. As a result, the Trust may be subject to a greater risk of loss than an investment company that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Trust’s NAV reflecting fluctuation in the value of its large holdings. The Trust may make investments in any company with the objective of controlling or influencing the management and policies of that company. Investing for the purpose of controlling or influencing the management and policies of a company could potentially make the Trust less diversified and more susceptible to declines in the value of the company’s stock. The Investment Adviser may seek a control position in private venture capital investments where the Investment Adviser believes its knowledge and experience will be of significant benefit to the invested company and, therefore, to the Trust’s investment. The Investment Adviser expects to seek control in public companies only occasionally and most often in companies with a small capitalization.

Discount to NAV

Market price risk is a risk separate and distinct from the risk that the Trust’s NAV will decrease. [Although the Trust’s Shares have recently traded on the NYSE at a market price above their net asset value (a premium), the Trust’s Shares have traded in the market below NAV per Share (a discount), at NAV per Share and above NAV per Share (premium) since the commencement of the Trust’s operations. There can be no assurance that the Trust’s Shares will trade at a premium in the future or that any such premium will be sustainable. The Trust’s Shares have traded at discounts of as much as 30.26% since the Trust commenced operations. In the year ended December 31, 2013, the Trust’s Shares traded in the market at a daily average discount to NAV of -1.24%. As of [  ], 2014, the Trust’s Shares traded in the market at a [        % discount/premium] to their NAV. The Trust cannot predict whether the Shares will trade in the future at, above or below their NAV.

Anti-Takeover Provisions

The Trust’s Declaration of Trust (“Declaration of Trust”), dated February 20, 1992, as amended, presently has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Trust, (2) cause it to engage in certain transactions, or (3) modify its structure. The By-Laws also contain provisions regarding qualifications for nominees for Trustee positions, advance notice of shareholder proposals, and requirements for the call of special shareholder meetings. These provisions may be considered “anti-takeover” provisions.

Repurchase of Shares

You may dispose of your Shares on the NYSE or other markets on which the Shares may trade, but because the Trust is a closed-end investment company, you do not have the right to redeem your Shares. At least once a year the Board considers whether the Trust should repurchase its Shares in the open market or make a tender offer, and the Board has maintained a Share repurchase program for the Trust since 2010. Any repurchases will comply with the provisions of the Investment Company Act of 1940, as amended (“Investment Company Act”), and Massachusetts law that apply to open market transactions. In March 2013, the Board approved the continuation of the repurchase program to allow the Trust to repurchase up to 12% of its outstanding Shares in the open market during a one-year period beginning July 11, 2013. In March 2014, the Board approved the continuation of the repurchase program to allow the Trust to repurchase up to 12% of its outstanding Shares in the open market during a one-year period beginning July 11, 2014. The Share repurchase program is intended to enhance Shareholder value and potentially reduce the discount between the market price of the Trust’s Shares and the Trust’s NAV per Share. There is no assurance that any action undertaken to repurchase Shares will result in the Shares trading at a price which approximates NAV per Share. Repurchases of Shares by the Trust would also decrease its total assets and may increase its expenses as a percentage of average net assets as a result. The Trust’s net income, if any, would be reduced by the amount of any interest owed on any borrowings made to finance any Share repurchase transactions.

Related Party Transactions

The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. Although the Trust has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about Life Sciences Companies and the life sciences industries to the Investment Adviser. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Trust in both Restricted Securities and publicly held securities under certain conditions. The Investment Adviser may also provide managerial assistance to issuers of securities in which the Trust invests. The Trust also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Trust have invested or for which they serve as directors or executive officers.

TRUST EXPENSES

Fees and Expenses

Annual Expenses (as a percentage of average net assets attributable to Shares)

Management Fee(1)	[ ]	%
Other Expenses(2)	[ ]	%
Total Annual Expenses(3)	[ ]	%

(1)

The Investment Adviser has contractually agreed to waive a portion of management fees for a one-year period following completion of the Offer. See “The Trust — Compensation of Investment Adviser.” Absent such waiver, the management fee would be [   ]%.

(2)	“Other Expenses” have been estimated for the current fiscal year.

(3)

The estimated [ ]% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $[ ] (assuming a Subscription Price of $[ ] per Share) and that, as a result, based on the Trust’s net assets attributable to Shareholders on [ ], 2014 of $[ ], the net assets attributable to Shareholders would be $[ ].

Hypothetical Example

The following hypothetical example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Shares of the Trust. These amounts are based upon payment by the Trust of investment advisory fees and other expenses at the levels set forth in the table above.

You would directly or indirectly pay the following expenses on a $1,000 investment in the Trust, assuming (i) all dividends and other distributions are reinvested at NAV per Share, (ii) the market price at the time of investment was equal to the NAV per Share, (iii) the percentage amounts listed under Annual Expenses above remain the same in the years shown, and (iv) a 5% annual return:

1 Year		3 Years		5 Years		10 Years

$	[ ]	$	[ ]	$	[ ]	$	[ ]

See also Note (3) above for assumptions made in calculating the expenses in this hypothetical example. See “Financial Highlights” for the Trust’s actual ratio of expenses to average net assets for the fiscal year ended September 30, 2013.

The purpose of the table above is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Trust. For more information regarding the management fees paid by the Trust, see “The Trust — Compensation of Investment Adviser.”

The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulations of the Commission applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust’s Shares. For more complete descriptions of certain of the Trust’s costs and expenses, see “Management of the Trust—Investment Adviser.”

This Hypothetical Example should not be considered a representation of past or future expenses, and the Trust’s actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE

Financial Highlights

The financial highlights table is intended to help you understand the Trust’s financial performance. Information is shown for the Trust’s last ten fiscal years. Certain information reflects financial results from a single Trust Share. The information was audited by Deloitte & Touche LLP, an independent registered public accounting firm. This information should be read in conjunction with the audited financial statements and accompanying notes as of and for the fiscal year ended September 30, 2013, which are incorporated by reference in SAI.

FINANCIAL HIGHLIGHTS

	For the years ended September 30,
	2013	2012		2011		2010		2009
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$15.74	$11.70		$11.51		$11.32		$13.18
Net investment loss (1)	(0.22)	(0.09	)(2)	(0.19	)(3)	(0.09	)(4)	(0.15)
Net realized and unrealized gain (loss)	5.94	5.54		1.26		0.53		(1.03)
Total increase (decrease) from investment operations	5.72	5.45		1.07		0.44		(1.18)
Distributions to shareholders from:
Net realized capital gains	(1.30)	(1.49)		(1.01)		(0.29)		(0.10)
Return of capital (tax basis)	—	—		—		—		(0.58)
Total distributions	(1.30)	(1.49)		(1.01)		(0.29)		(0.68)
Increase resulting from shares repurchased (1)	—	0.08		0.13		0.04		—
Net asset value per share, end of year	$20.16	$15.74		$11.70		$11.51		$11.32
Per share market value, end of year	$19.25	$15.39		$10.46		$9.59		$9.23
Total investment return at market value	34.96%	64.66%		19.15%		7.05%		(5.56)%
RATIOS
Expenses to average net assets
Net investment loss to average net assets	1.47%	1.72%		1.77%		1.52%		1.58%
SUPPLEMENTAL DATA	(1.26)%	(0.64	)%(2)	(1.54	)%(3)	(0.79	)%(4)	(1.38)%
Net assets, end of year (in millions)	$302	$227		$171		$251		$249
Portfolio turnover rate	42.23%	77.70%		93.57%		57.45%		82.88%

	For the year ended September 30,
	2008	2007	2006		2005	2004
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
Net asset value per share, beginning of year	$15.34	$13.94	$18.19		$15.90	$16.68
Net investment loss (1)	(0.14)	(0.09)	(0.10	)(5)	(0.21)	(0.26)
Net realized and unrealized gain (loss)	(0.87)	2.63	(2.10)		3.79	0.86
Total increase (decrease) from investment operations	(1.01)	2.54	(2.20)		3.58	0.60
Distributions to shareholders from:
Net realized capital gains	(1.15)	(1.14)	(2.05)		(1.29)	(1.38)
Net asset value per share, end of year	$13.18	$15.34	$13.94		$18.19	$15.90
Per share market value:
End of year	$10.62	$13.53	$13.29		$16.85	$16.20

Total investment return at market value	(13.52)%	10.56%	(9.95)%		12.77%	15.52%

RATIOS
Expenses to average net assets	1.56%	1.60%	1.74%		1.74%	1.73%
Net investment loss to average net assets	(0.99)%	(0.60)%	(0.64	)%(5)	(1.29)%	(1.56)%
SUPPLEMENTAL DATA
Net assets, end of year (in millions)	$228	$308	$268		$229	$192
Portfolio turnover rate	73.89%	112.69%	49.90%		73.79%	34.93%

(1)   Computed using average shares outstanding.

(2)   Includes special dividends from three issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.58%).

(3)   Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.66%).

(4)   Includes a special dividend from an issuer in the amount of $0.06 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.28%).

(5)   Includes a special dividend from an issuer in the amount of $0.10 per share.  Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.27%).

Portfolio Characteristics

A substantial portion of the Trust’s investment portfolio consists of venture capital and private equity investments. As of March 31, 2014, 7.4% of the Trust’s assets were invested in Restricted Securities of 24 Life Sciences Companies, 6 of which companies are publicly-traded. The Trust continues to value these publicly traded securities at or below current market prices as they remain restricted as to resale.

From inception, the Trust has made 341 venture capital investments in 128 private companies and 22 private placements in public companies.

The following sets forth certain information with respect to the composition of the Trust’s investment portfolio as of March 31, 2014.

Sector Diversification (% of Net Assets)
As of March 31, 2014
(Unaudited)

The following table sets forth the Trust’s ten largest holdings as a percentage of net assets as of March 31, 2014.

Ten Largest Holding By Issuer (% of Net Asset)
(Excludes Short-Term Investments)
As of March 31, 2014
(Unaudited)

% of Net Assets
Gilead Sciences, Inc.	9.93%
Celgene Corporation	6.11%
Regeneron Pharmaceuticals, Inc.	6.01%
Amgen, Inc.	5.08%
Biogen Idec, Inc.	5.00%
Alexion Pharmaceuticals, Inc.	4.64%
Vertex Pharmaceuticals, Inc.	3.26%
Incyte Corporation	3.18%
Actavis plc	2.91%
Perrigo Company plc	2.34%

Share Price and NAV

The Trust’s Shares are publicly-held and have been listed and are trading on the NYSE under the symbol “HQL”. The following table sets forth for the quarters indicated the high and low closing prices per Share on the NYSE, the corresponding NAV per Share, the percentage premium or discount at such closing prices, and the number of Shares traded.

The NAV per Share as of the close of business on [  ], 2014  was $[  ] and the last reported sales price of a Share that day was $[  ].

Quarter Ended	Market Price (1) High	Corresponding Net Asset Value (2)	Premium/ (Discount)(2)	Market Price (1) Low	Corresponding Net Asset Value (2)	Premium/ (Discount) (2)	Trading Volume(1)
Fiscal 2011
Dec. 31	$10.89	$12.35	(11.82)%	$9.57	$11.42	(16.20)%	$4,757,329
Mar. 31	12.04	12.93	(6.88)	10.87	12.42	(12.48)	4,285,776
June 30	13.12	13.95	(5.95)	11.75	13.1	(10.23)	6,336,273
Sept. 30	12.67	13.98	(9.37)	9.9299	11.25	(11.73)	4,827,493
Fiscal 2012
Dec. 31	11.85	12.95	(8.49)	10.02	11.44	(12.41)	3,942,478
Mar. 31	13.83	14.71	(5.98)	11.54	12.75	(9.49)	4,210,433
June 30	14.85	15.05	(1.33)	13.27	14.21	(6.62)	3,021,407
Sept. 30	15.47	15.31	1.05	14.59	14.77	(1.22)	2,684,141
Fiscal 2013
Dec. 31	15.51	16.01	(3.12)	13.37	14.59	(8.36)	3,144,790
Mar. 31	17.44	16.90	3.20	15.12	15.33	(1.37)	3,605,892
June 30	20.23	18.73	8.01	16.55	17.2	(3.78)	4,259,847
Sept. 30	20.07	20.02	0.25	18.06	18.77	(3.78)	2,974,047
Fiscal 2014
Dec. 31	20.95	21.08	(0.62)	18.19	18.86	(3.55)	3,500,093
Mar. 31	24.76	24.42	1.39	20.14	20.95	(3.87)	5,979,273

(1) As reported by the NYSE.

(2) Based on the Trust’s computations, on the day that the high or low market price was recorded.

Shares of the Trust have frequently traded at a discount to NAV but have occasionally traded at a premium to NAV. There can be no assurance that Shares will trade at premium to NAV in the future. Certain features of and steps taken by the Trust may have tended to reduce the discount from NAV at which its Shares might otherwise have traded, although the Trust is not able to determine what effect, if any, these various features and steps may have had. The Trust’s current 2% distribution policy (see “Dividends and Distributions”), begun in May 1999, may have contributed to this effect. This trend may also have resulted in whole or in part from other factors, such as the Trust’s investment performance and the performance of the life sciences industry generally. At least once a year the Board considers whether the Trust should repurchase its Shares in the open market or make a tender offer. In March, 2013, the Board approved the continuation of the repurchase program to allow the Trust to repurchase up to 12% of its outstanding Shares in the open market during a one-year period beginning July 11, 2013. In March, 2014, the Board approved the continuation of the repurchase program to allow the Trust to repurchase up to 12% of its outstanding Shares in the open market during a one-year period beginning July 11, 2014. The Trust’s Declaration of Trust also requires that the Board annually consider and vote upon the conversion of the Trust to an open-end company.

Investment Performance

The table below presents average annual total returns of the Trust’s Shares on two separate bases. The first column presents the Trust’s market value return, which is the average annual rate of return, based on the Trust’s market value, on an amount invested in the Trust from the beginning to the end of the stated period and assumes reinvestment of net investment income dividends and capital gains distributions. This figure reflects the actual experience of a Shareholder, before commission costs, who bought and sold Shares of the Trust at the beginning and ending dates. The second column features the NAV return, which presents the same information, but values the Trust at NAV rather than market value.

The record of the NASDAQ Biotech Index (“NBI”) has been included so that the Trust’s results may be compared with an unmanaged capitalization-weighted index consisting of 122 small and large biotech companies. The record of the S&P 500 has been included so that the Trust’s results may be compared with an unmanaged, base-weighted aggregate methodology index including 500 leading companies in leading industries in the United States., focused on the large-cap segment of the market.

The figures for each index assume reinvestment of dividends. It is not possible to invest directly in any index.

H&Q Life Sciences Investors Annualized Returns (for periods ended March 31, 2014)

	HQL STOCK*	HQL NAV**	NASDAQ BIOTECH INDEX (“NBI”)**	S&P 500 INDEX**
1 Year	34.50%	38.48%	47.90%	21.85%
3 Years	33.42%	30.05%	33.33%	14.65%
5 Years	32.14%	25.41%	29.29%	21.15%
10 Years	11.25%	11.23%	12.23%	7.42%

*Source: Bloomberg, Annualized Compounded Return, dividends reinvested on ex-date.

**Source: Based on the Trust’s computations.

The above results represent past performance and should not be considered an indication of future performance. The information is provided for purposes of presenting an historical perspective of the Trust. The investment return and net asset and market prices will fluctuate, so that Shares may be worth more or less than their original cost when sold.

THE OFFER

Terms of the Offer

The Trust is issuing to its Shareholders non-transferable Rights to subscribe for an aggregate of [  ] Shares. The Trust may increase the number of Shares subject to subscription by up to 25% of the Shares, for an aggregate total of [  ] Shares. Shareholders will receive one non-transferable Right for each Share held as of the Record Date, rounded down to the nearest number of Rights evenly divisible by three. The Rights entitle a Shareholder to acquire, at the Subscription Price, one Share for every three Rights held. If you exercise all of the Rights issued to you, you may subscribe for Shares which were not otherwise subscribed for by others in the Primary Subscription.

Rights may be exercised at any time during the Subscription Period, which commences on [  ], 2014 and ends at 5:00 p.m., Eastern Time, on [  ], 2014, unless extended by the Trust (such date, as it may be extended, is referred to in this Prospectus as the “Expiration Date”).

Fractional Shares will not be issued upon the exercise of Rights. Therefore, Shares will be issued for Rights submitted in multiples of three only.

The Rights are non-transferable. Therefore, only the underlying Shares will be listed for trading on the NYSE or any other exchange.

Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under “The Offer—Over-Subscription Privilege.”

For purposes of determining the number of Shares a Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co., Inc. (“Cede”), nominee for the Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

The Subscription Price will be 95% of the volume weighted average price of a Share on the NYSE on the Pricing Date and the three preceding business days. As the Expiration Date is before the Pricing Date, Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise their Rights.

The Rights will be evidenced by Exercise Forms which will be mailed to Shareholders. You may exercise your Rights by completing an Exercise Form and delivering it, together with payment by means of (i) a check or money order or (ii) a Notice of Guaranteed Delivery to the Subscription Agent during the Subscription Period. The methods by which Rights may be exercised and Shares paid for are set forth below in “Exercise of Rights” and “Payment for Shares.”

Purpose of the Offer

The Board has determined that it is in the best interests of the Trust and its Shareholders to increase the assets of the Trust available for investment through the Offer, so that the Trust will be in a better position to more fully take advantage of available investment opportunities in Life Sciences Companies, including investments in specialty generic pharmaceuticals companies, medical devices, healthcare information service, new target validation approaches, and other innovative medical technology companies. The Board was informed by the Investment Adviser that many high quality investment opportunities are available, and that Shareholders could potentially realize significant benefits from increased investment in both venture capital securities and publicly traded Life Sciences

Companies. The Board was also informed that increasing the asset size through a Rights Offering may favorably affect the Trust’s expense ratio, which could be beneficial to the Trust’s Shareholders. The Board unanimously approved the Offer and concluded that increasing the assets of the Trust through the Offer would be beneficial to the Trust and its Shareholders. However, there can be no assurance that the anticipated benefits discussed herein will occur as a result of increasing the assets of the Trust through the Offer.

In determining that the initiation of the Offer and the proposed terms of the Offer were in the best interest of Shareholders, the Board considered a variety of factors, including those set forth below:

Recent Developments in Certain Healthcare Sectors. Demographic changes continue to create new medical opportunities. The population of Americans age 65 and older continues to grow at a very high rate. According to the U.S. Census Bureau, the percentage of the U.S. population 65 or older will be 19% in 2030 versus 13% in 2010. Furthermore, the population of the oldest Americans in this group, those 85 or older will increase from 5.8 million in 2010 to 8.7 million in 2030. This population consumes three to four times the healthcare goods and services as the rest of the population. This will drive increased consumption of all types of medical products, from drugs to orthopedic and surgical procedures. Furthermore, the Medicare Payment Advisory Commission estimates this trend will drive Medicare enrollment from 48 million enrollees in 2011 to an estimated 79 million by the year 2030. This trend will further increase the demand for new healthcare services and technologies.

In addition, recent developments in the pharmaceutical, biotechnology, and medical technology industries have produced a series of products that will extend or improve the quality of patients’ lives, especially in the areas of oncology, infectious disease, inflammation and orphan diseases. The last five years has seen the commercialization of products that have made significant advances in treating cancer, hepatitis C, diabetes, osteoporosis, rheumatoid arthritis, irritable bowel syndrome, multiple sclerosis, HIV, cystic fibrosis, and hypercholesterolemia. In the next five years, the Investment Adviser anticipates approval of other novel products that will have a comparable impact in treating additional indications in oncology, mental health, respiratory disorders, pain, the broader cystic fibrosis population, and multiple orphan indications.

The Patient Protection and Affordable Care Act (PPACA), or the Affordable Care Act (ACA), a U.S. federal statute, was signed into law by President Barack Obama on March 23, 2010. Together with the Health Care and Education Reconciliation Act, PPACA probably represents the most significant government expansion and regulatory expansion of the U.S. healthcare system since the passage of Medicare and Medicaid in 1965. The PPACA is aimed at increasing the rate of health insurance coverage for Americans and reducing the overall costs per capita of health care. It provides a number of mechanisms, including mandates, subsidies, and tax credits to employers and individuals to expand insurance coverage to 30 million new people. Additional reforms are targeted to improve healthcare outcomes and streamline the delivery of health care. The Investment Adviser expects that this significant piece of legislation will result in volume and utilization increases. In general, these volume increases, the result of increased insurance coverage, should bode well for hospitals, medical device, and drug utilization trends. Additionally, the healthcare insurers (Payors/HMOs) may see increased costs from higher healthcare utilization rates. Despite some of these costs, there will be pockets of opportunity even with the payors. For example, Medicaid-focused HMOs stand to see large enrollment gains that will lead to double-digit sales growth for the foreseeable future.

Based on these trends and events, the Investment Adviser continues to believe, and has advised the Board, that there are attractive opportunities for investment in Life Sciences Companies.

In addition to the companies and products in which the Trust has already invested, the Investment Adviser sees great additional promise from several developing trends. In particular, the Investment Adviser sees potential in the areas of 1) biopharmaceuticals, including products for novel targets, 2) orphan and ultra-orphan indications, including gene therapy, 3) specialty pharmaceuticals, 4) generic pharmaceuticals, 5) novel medical devices, 6) life sciences tools and diagnostics, and 7) products that will benefit from changes in the regulatory landscape such as the FDA’s “breakthrough designation,” which is intended for products that treat a serious medical condition that may be substantially superior to available therapy (such a designation may expedite the approval process).  Completion of the Offer will allow the Trust to continue to invest in and/or own stock in the companies in which it has already invested and invest in additional companies on the forefront of these developing trends. Without completing the Offer, the Trust may well have to choose between maintaining some of its existing investments and investing in companies which will take advantage of the developing trends.

Additional Investments. In order to take advantage of new investment opportunities in the healthcare industries without the Offer, the Trust might be required to sell a portion of its existing investments which would result in transaction costs and may result in a realization of significant capital gains or otherwise take place at a time when the investment sold may not have fully achieved the Trust’s investment objective for it. The Offer provides the Trust with the ability to both capitalize on new investment opportunities and maintain its investment in existing assets.

Increased Investment Size. The Investment Adviser believes that larger investments by the Trust provide additional negotiating leverage and pricing influence over venture capital, private investments in public entities (PIPEs), and other private equity investments and investments in the public markets. With an increased asset base through the Offer, the Trust may be able to make investments of the size necessary to achieve more favorable investment terms. An increase in assets available for investment should allow the Trust to take advantage of a number of investment opportunities in both publicly-traded Life Sciences Companies as well as private venture capital securities. This would potentially allow the Trust to more fully take advantage of a number of attractive long-term trends that the Investment Adviser is witnessing in the life sciences industries, particularly with regards to investments in large mid-cap biopharmaceutical companies, healthcare services, healthcare information services and other innovative biopharmaceutical companies.

Operating Efficiencies and Other Shareholder Benefits.

Reduction in Operating Costs Per Share. The Board was advised by the Investment Adviser that the Trust could potentially achieve additional economies of scale as a result of an increase in the Trust’s total assets. The Investment Adviser believes that the increase in assets from the Offer could reduce the Trust’s expenses as a percentage of average net assets per Share, because fixed costs would be spread over a greater number of Shares.  In addition, the Investment Adviser has voluntarily agreed to waive advisory fees to which it might otherwise be entitled under its Investment Advisory Agreement with the Trust for a one-year period, if the Offer is completed.  See the section entitled “Prospectus Summary — The Trust — Compensation of Investment Adviser” in this Prospectus.

Liquidity and Discount. The Investment Adviser believes that having more assets under management will benefit existing Shareholders by providing greater liquidity (given expected higher average trading volumes) and make the Trust more attractive to large institutional investors that may not have previously thought they could purchase enough Shares to assemble an acceptably sized position. These factors could ultimately work to keep the Trust’s discounts narrower than might otherwise occur.

Opportunity to Purchase Below Market Price. The Offer affords existing Shareholders the opportunity to purchase additional Shares at a price that will be below the average market value calculated at the Expiration Date. However, Shareholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Trust than they owned before the Offer. The Board took this into account in adopting the Subscription Price formula applicable to the Offer and selecting the ratio of Rights offered relative to the number of Shares held on the Record Date. See “Risk Factors.”

[The Trust’s Shares traded at a premium as of [  ], 2014. If the Trust’s Shares continue to trade at a premium, the Offer could increase the NAV of the Trust, if the discounted Subscription Price exceeds the NAV.]

The Board voted unanimously to approve the terms of the Offer. One of the Trust’s Trustees who voted to authorize the Offer is affiliated with the Investment Adviser and, therefore, will benefit indirectly from the Offer. The other six Trustees are not “interested persons” of the Trust within the meaning of the Investment Company Act. The Board noted that the Investment Adviser may benefit from the Offer because its fee is based on the net assets of the Trust. The Board also noted that the Investment Adviser has voluntarily agreed to waive advisory fees to which it otherwise might be entitled under its Investment Advisory Agreement with the Trust for a one-year period, if the Offer is completed (see “Management of the Trust—Investment Adviser”) and that the Board annually considers the breakpoint and fee rate schedule in connection with its consideration of the continuation of the Investment Advisory Agreement. It is not possible to state precisely the amount of additional compensation the Investment Adviser might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, if the Offer is fully subscribed, it would add (net of offering expenses) approximately $[        ] to the net assets of the Trust. This amount, assuming no fluctuation due to changes in the market, would add $[        ] to the Investment Adviser’s annual compensation based upon an advisory fee of [  ] during the one-year period following completion of the Offer (and $[    ] to the Investment Adviser’s annual compensation thereafter based upon an advisory fee of [    ], unless the Investment Adviser’s fee waiver were to remain in effect for any subsequent period — see the section entitled “Prospectus Summary — The Trust — Compensation of the Investment Adviser”). The Trust’s assets could increase further if the Shares subject to the Over-Subscription Privilege were to be issued.  The Board also took into account the Investment Adviser’s commitment to continue to build out its infrastructure, including development of a staff adequate in number, experience and qualifications to meet future demands of the Trust (and HQH) for investment management services.

The Board considered the possibility of a decline in the market price of Shares of the Trust. The Board was advised by the Investment Adviser that, if market conditions were to become less favorable, the Investment Adviser may desire to re-evaluate its recommendation of the Offer. The Investment Adviser indicated to the Board that, should the Trust begin to trade at a significant discount to NAV, it would re-examine its recommendation of the Offer and may consider recommending cancellation of the Offer or a change in the terms of the Offer.

The Trust will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Trust’s NAV declines more than 10% from its NAV as of that date. A Shareholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an “Exercising Shareholder”. In such event, the Trust will notify Shareholders and permit Exercising Shareholders to cancel exercise of their Rights. Exercising Shareholders will have their payment for additional Shares returned to them if they opt to cancel the exercise of their Rights.

The Trust may, in the future, choose to make additional rights offerings from time to time for a number of Shares and on terms that may or may not be similar to this Offer. Any such future rights offerings will be made in accordance with the then applicable requirements of the Investment Company Act and the Securities Act.

There can be no assurance that the Trust or its Shareholders will achieve any of the foregoing objectives or benefits through the Offer.

Over-Subscription Privilege

If some Shareholders do not exercise all of the Rights initially issued to them in the Primary Subscription, such Shares which have not been subscribed for will be offered, by means of the Over-Subscription Privilege, to Shareholders who have exercised all the Rights initially issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Shareholders who exercise all the Rights initially issued to them will be asked to indicate, on the Exercise Form which they submit with respect to the exercise of the Rights, how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. The Trust may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests, if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions. If sufficient Shares remain, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions (after giving effect to any increase in the number of Shares to be offered), the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Trust, so that the number of Shares issued to Shareholders who subscribe pursuant to the Over-Subscription Privilege will generally be in proportion to the number of Shares owned by them in the Trust on the Record Date. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis. The Over-Subscription Privilege may result in additional dilution of interest and voting rights to Shareholders, and additional reduction in the Trust’s NAV per Share.

The Trustees and officers of the Trust and employees of the Investment Adviser may purchase Shares in the Offer and pursuant to the Over-Subscription Privilege. Any such purchases will be made on the same terms applicable to other Shareholders.

The Subscription Price

The Subscription Price per Share will be 95% of the volume weighted average price of a Share on the NYSE on the Pricing Date and the three preceding business days.

The Trust announced the Offer before the opening of trading on the NYSE on March 12, 2014. The NAV per Share at the close of business on March 12, 2014 was $23.72, and the last reported share price of a Share on the NYSE on that date was $23.57. Since the Expiration Date occurs before the Pricing Date, Shareholders who decide to acquire Shares on the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the purchase price for such Shares when they make such decision. Information about the Trust’s NAV per Share may be obtained by calling 1-800-451-2597.

Expiration of the Offer

Rights will expire at 5:00 p.m., Eastern Time, on the Expiration Date and thereafter may not be exercised, unless the Offer is extended.

Any extension, termination, or amendment will be followed as promptly as practical by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., Eastern Time, on the next business day following the previously scheduled Expiration Date. The Trust will not, unless otherwise obligated by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Trust deems appropriate.

The Trust may elect to terminate the Offer, if in the judgment of the Board, market circumstances significantly change.  In such event, the Board would likely determine that the risks associated with proceeding with the Offer would be greater to the Trust and the Shareholders than the risks associated with early termination, which risks could include negative public perception of the Trust and a negative impact on the Trust’s performance.

Subscription Agent

The Subscription Agent is [  ] which will receive, for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be $[  ], which includes reimbursement for all out-of-pocket expenses related to the Offer. Signed Exercise Forms should be sent to the Subscription Agent, by one of the methods described below:

Subscription Certificate Delivery Method	Address

By First Class Mail	[Insert address.]

By Overnight Courier or Express Mail	[Insert address.]

By Broker-Dealer or other Nominee (Notice of Guaranteed Delivery)

Shareholders whose Shares are held in a brokerage, bank or trust account may contact their broker or other nominee and instruct them to submit a Notice of Guaranteed Delivery and Payment on their behalf.

Delivery to an address other than as set forth above does not constitute a valid delivery.

Information Agent

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

[Insert name, address and telephone number]

Toll Free: [  ]

You may also call the Trust at (617) 772-8500 or contact your bank, broker or other nominee for information with respect to the Offer.

The Information Agent will receive a fee estimated to be approximately $[  ], which includes reimbursement for all out-of-pocket expenses related to its services as Information Agent.

Exercise of Rights

Rights may be exercised by completing and signing the reverse side of the Exercise Form which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the Shares as described below under “Payment for Shares.” Completed Exercise Forms and related payments must be received by the Subscription Agent before 5:00 p.m., Eastern Time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under “Payment for Shares”) at the offices of the Subscription Agent at the address set forth above. A Shareholder who exercises Rights pursuant to the Primary subscription is hereinafter referred to as an “Exercising Shareholder.”  Rights may also be exercised through an Exercising Shareholder’s broker, who may charge such Exercising Shareholder a servicing fee.

Shareholders for whom there is not a current address (“stop mail” accounts) will not be mailed this Prospectus or other subscription materials. Shareholders whose record addresses on the Record Date are outside of the U.S. will not be mailed Exercise Forms.

Exercising Shareholders Who Are Record Owners. Exercising Shareholders may choose between either option set forth under “Payment for Shares” below. If time is of the essence, option (2) will permit timely delivery of the Exercise Form and payment after the Expiration Date.

Investors Whose Shares are Held By A Broker-Dealer or Other Nominee. Exercising Shareholders whose Shares are held by a Nominee such as a broker-dealer, bank or trust company must contact the Nominee to exercise their Rights. In that case, the Nominee will complete the Exercise Form on behalf of the Exercising Shareholder and arrange for proper payment by one of the methods set forth under “Payment for Shares” below.

Nominees. Nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the Nominee should complete the Exercise Form and submit it to the Subscription Agent with the proper payment described under “Payment for Shares” below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Trust, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Trust reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Trust’s counsel, be unlawful. The Trust also reserves the right to waive any irregularities or conditions, and the Trust’s interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time as the Trust shall determine unless waived. Neither the Trust nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

Payment for Shares

You may exercise your Rights and pay for Shares subscribed for pursuant to the Primary Subscription and Over-Subscription Privilege in one of the following ways:

(1) Deliver Exercise Form and Payment to the Subscription Agent by the Expiration Date:

Exercising Shareholders may deliver to the Subscription Agent at any of the offices set forth above on page [  ] (i) a completed and executed Exercise Form indicating the number of Rights they have been issued and the number of Shares they are acquiring pursuant to the Primary Subscription, as well as the number of any additional Shares they would like to subscribe for under the Over-Subscription Privilege and (ii) payment for all such ordered Shares based on the Estimated Subscription Price of $[  ] per Share, both no later than 5:00 p.m., Eastern Time, on the Expiration Date.

The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest bearing account of the Trust (the interest from which will belong to the Trust) pending proration and distribution of Shares.

A payment pursuant to this method (1) must be in U.S. dollars by money order or check drawn on a bank located in the U.S., (2) must be payable to “H&Q Life Sciences Investors” and (3) must accompany an executed Exercise Form for such subscription to be accepted. Third (or multiple) party checks will not be accepted.

(2) Contact Your Broker, Bank or Trust Company to Deliver Notice of Guaranteed Delivery to the Subscription Agent by the Expiration Date:

Exercising Shareholders may request a NYSE or Financial Industry Regulatory Authority, Inc. (“FINRA”) member, bank or trust company to execute a Notice of Guaranteed Delivery (or equivalent electronic information) and deliver it, by facsimile or otherwise, to the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date indicating (i) the number of Rights they wish to exercise, the number of Primary Subscription Shares they wish to acquire, and the number of Over-Subscription Privilege Shares for which they wish to subscribe and (ii) guaranteeing delivery of payment and a completed Exercise Form from such Exercising Shareholder by [  ], 2014. You must arrange for payment to the nominee, who will in turn submit the Exercise Form and payment on your behalf by [  ], 2014. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless the completed Exercise Form is received by the Subscription Agent by the close of business on [  ], 2014 and full payment for the Shares is received by it by the close of business on [  ], 2014.

On [  ], 2014 (the “Confirmation Date”), the Subscription Agent will send a confirmation to each Exercising Shareholder (or, if the Shares are held by a depository or other nominee, to such depository or other nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per Share and total purchase price for the Shares, and (iv) any additional amount payable by such Exercising Shareholder to the Trust or any excess to be refunded by the Trust to such Exercising Shareholder in each case based upon the final Subscription Price. Any additional payment required from an Exercising Shareholder must be received by the Subscription Agent by [  ], 2014 (the “Final Payment Date”). Any excess payment to be refunded by the Trust to an Exercising Shareholder will be mailed by the Subscription Agent to the holder as promptly as practicable after the Final Payment Date. In the case of any Shareholder who exercises his or her right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to the Shareholder will be applied by the Trust toward payment for additional Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a Shareholder must be received by the Subscription Agent by the close of business on [  ], 2014. Any excess payment to be refunded by the Trust to a Shareholder will be mailed by the Subscription Agent to such Shareholder as promptly as possible within ten (10) business days after the Confirmation Date. All payments by a Shareholder must be made in U.S. dollars by money order or check drawn on a bank located in the U.S. of America and payable to H&Q Life Sciences Investors.

Issuance and delivery of certificates for the Shares purchased are subject to actual collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

If an Exercising Shareholder does not make payment of any additional amounts due by [  ], 2014, the Trust reserves the right to take any or all of the following actions: (i) apply any payment received by it toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Shareholder upon exercise of the Primary Subscription and/or Over-Subscription Privilege based on the amount of such payment; (ii) allocate the Shares subject to subscription rights to one or more other Shareholders; (iii) sell all or a portion of the Shares deliverable upon exercise of subscription rights on the open market and apply the proceeds thereof to the amount owed; and/or (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

An Exercising Shareholder will not have the right to cancel the exercise of Rights or rescind a purchase after the Subscription Agent has received payments, either by means of a Notice of Guaranteed Delivery or a check or money order, except as described under “The Offer-Notice of NAV Decline.”

The risk of delivery of subscription forms and payments to the Subscription Agent will be borne by the Exercising Shareholder and not the Trust, the Subscription Agent or the Information Agent. If the mail is used to exercise Rights, it is recommended that such Exercise Forms and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Trust and clearance of payment before 5:00 p.m., Eastern Time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear and may, at the discretion of the Trust, not be accepted if not cleared before the Expiration Date, you are strongly encouraged to pay, or arrange for payment, by means of certified or bank cashier’s check.

Notice of NAV Decline

The Trust will suspend the Offer until it amends this Prospectus if, after the effective date of this Prospectus, the Trust’s NAV declines more than 10% from its NAV as of that date. In such event, the Trust will notify you of any such decline and thereby permit you to cancel your exercise of your Rights. Shareholders will have their payment for additional Shares returned to them, if they opt to cancel the exercise of their Rights.

Delivery of Shares

Shareholders whose Shares are held of record by Cede or by any other depository or Nominee on their behalf or their broker-dealers’ behalf will have any Shares that they acquire pursuant to the Offer credited to the account of Cede or such other depository or nominee. With respect to all other Shareholders, Shares will be issued after the expiration of the Offer, and clearance of checks, which can take up to 15 days.

Employee Plan Considerations

Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), and plans that are subject to Code Section 4975, such as profit sharing/retirement plans for self-employed individuals and Individual Retirement Accounts (collectively, “Retirement Plans”) should be aware that additional contributions of cash to Retirement Plans (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) to exercise Rights would be treated as Retirement Plan contributions and therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions and may be subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), additional cash contributions could cause violations of the maximum contribution limitations of Section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, such as a reallocation from another investment option or other liquidation of assets, with which to exercise the Rights. Because the rules governing Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel before such exercise.

Retirement Plans and other tax exempt entities should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an Individual Retirement Account (“IRA”) is used as security for a loan, the portion so used will be treated as a distribution to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code

Certain Federal Income Tax Consequences of the Offer

The following discussion summarizes the principal federal income tax consequences of the Offer to Shareholders and Exercising Shareholders. It is based upon the Code, U.S. Treasury regulations, Internal Revenue Service rulings and policies and judicial decisions in effect on the date of this Prospectus. This discussion does not address all federal income tax aspects of the Offer that may be relevant to a particular Shareholder because of his individual circumstances or to Shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, dealers in securities, foreign corporations, and persons who are not citizens or residents of the U.S.), and it does not address any state, local or foreign tax consequences. Accordingly, each Shareholder should consult his or her own tax advisor as to the specific tax consequences of the Offer to him or her. Each Shareholder should also review the discussion of certain tax considerations affecting the Trust and Shareholders set forth under “Taxation” below.

For federal income tax purposes, neither the receipt nor the exercise of the Rights by Shareholders will result in taxable income to those Shareholders, and no loss will be realized if the Rights expire without exercise.

The Shareholder’s basis in the Right will be zero unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value on such date of the Shares with respect to which the Right was distributed, or (ii) the Shareholder elects, on its federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of such Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Exercising Shareholder will allocate its basis in the Shares with respect to which the Right was distributed between such Shares and the Right in proportion to the fair market values of each on the date of distribution.

The holding period of a Right received by a Shareholder includes the holding period of the Shares with regard to which the Right is issued. If the Shareholder exercises a Right, the holding period of the Shares acquired begins on the date the Right is exercised.

In the event a Shareholder allows rights to expire without exercising them, the Rights will be deemed to have a zero basis and, therefore, the Shareholder will not recognize any loss upon the expiration of the Rights. In addition, the tax basis of the Shares with respect to which the expired Rights were distributed will remain unchanged compared to their basis prior to the Offer.

The Shareholder’s basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a right will be equal to the sum of the Shareholder’s basis in the Right, if any, and the Subscription Price. Gain or loss recognized by a Shareholder upon the sale of a Share acquired through the Offer will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share was held for more than a year.

The foregoing is only a summary of the applicable federal income tax laws presently in effect and does not include any state or local tax consequences of the Offer. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. You should consult your own tax advisor concerning the tax consequences of this transaction.

Special Considerations

Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Trust than would otherwise be the case if they exercised their Rights. The Trust cannot determine the extent of this dilution at this time because it does not know what proportion of the Trust’s Shares will be purchased as a result of the Offer.

Shareholders who do not fully exercise their Rights may experience dilution in their holdings because they will indirectly bear the expenses of the Offer. Further, Shareholders that do not submit subscription requests pursuant to the Over-Subscription Privilege may also experience dilution in their holdings, if the Trust offers additional Shares for subscription. The Trust cannot state precisely the amount of any potential decrease in NAV because it does not know at this time how many Shares will be subscribed for or what the NAV or market price per Share will be at the Pricing Date. As of [  ], 2014, the Trust’s Shares traded at a [  ]% [premium above/discount to] NAV. If the Trust’s Shares trade at a [similar premium above/discount to] NAV as of the Pricing Date, the Trust estimates that such dilution would be minimal. See “Risk Factors—Dilution of NAV and Effect of Non-Participation in the Offer.” Except as described in this Prospectus, you will have no right to rescind your subscription requests after receipt of your payment for Shares by the Subscription Agent.

Other Rights Offerings

The Trust made a rights offering in November 1993 at a price that was lower than its then-current NAV. The Trust also made a rights offering in August 2006 at a price that was lower than its then-current NAV and may have similar rights offerings in the future. Any such future rights offerings would be separately registered with the Commission and made by means of separate prospectuses.

Restriction on Foreign Shareholders

Shareholders on the Record Date whose record addresses are outside the U.S. will receive written notice of the Offer; however, Exercise Forms will not be mailed to such Shareholders. The Rights to which those Exercise Forms relate will be held by the Subscription Agent for such foreign Shareholders’ accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See “Subscription Agent.”

USE OF PROCEEDS

Assuming all Shares offered hereby are sold at an estimated Subscription Price (the “Estimated Subscription Price”) of $[  ] per Share, the net proceeds of the Offer will be approximately $[  ], after deducting expenses payable by the Trust estimated at approximately $[  ]. The net proceeds of the Offer will be invested in accordance with the Trust’s investment objective and policies. See “Investment Objective and Policies.” Various factors affect investments in emerging growth companies that are different from factors affecting investments in large well-known companies, including the additional research required to investigate a large number of small companies and the volatility and illiquidity of securities of those companies. Accordingly, initial investment of the proceeds in publicly-traded securities may take place during a period of up to six months following completion of the Offer, depending on market conditions and the availability of appropriate securities. Restricted Securities may be purchased as appropriate opportunities arise, which could take up to one year or longer, and the Trust may choose to be more fully invested in publicly-traded securities during such period. Pending investment in the securities described above, the proceeds will be held in obligations of the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”), highly rated money market instruments or mutual funds that invest in such instruments. As a result of this short-term investment of the proceeds, a lower return may be realized.

INVESTMENT OBJECTIVE AND POLICIES

General

The Trust’s investment objective is to seek long-term capital appreciation by investing primarily in Life Sciences Companies. The Trust’s investment objective is a fundamental policy and may not be changed without the affirmative vote of the holders of a majority of the outstanding Shares (as such term is defined in Section 2(a)(42) of the Investment Company Act). For additional descriptions of the Trust’s investment objective and policies, see the section of this Prospectus entitled “Additional Investment Techniques” and the section of the SAI entitled “Additional Information about Investments, Investment Techniques and Risks.”

For a description of the risks that may be associated with an investment in the Trust, see the section of this Prospectus entitled “Risk Factors.”

In an effort to achieve its investment objective, the Trust will invest primarily in securities of U.S. and foreign companies that are generally believed by the Investment Adviser to have significant potential for above-average, long-term growth in revenues and earnings. The Investment Adviser expects that such companies generally will possess some or all of the following characteristics, in the Investment Adviser’s judgment: current or anticipated strong market position for their services or products, experienced business management, recognized technological expertise and the ability either to generate funds internally to finance growth or to secure outside sources of capital. For companies with earnings, the Investment Adviser generally will attempt to invest in securities that sell at price-earnings ratios or at multiples of underlying asset or potential values which, relative to other comparable securities or to the company’s growth expectations, the Investment Adviser believes do not fully reflect the company’s potential.

The Trust may invest in securities of emerging growth Life Sciences Companies which may offer limited products or services or which are at the research and development stage with no marketable or approved products or technologies. The Trust also may invest in securities of large, well-known companies with existing products in the life sciences industries that are believed by the Investment Adviser to be undervalued in relation to their long-term growth potential or asset value.

The Trust also may invest up to 40% of its net assets in Restricted Securities.

The Trust also may invest up to 20% of its net assets in Foreign Securities. The Trust may buy and sell currencies for the purpose of settlement of transactions in Foreign Securities.

Under normal market conditions, the Trust will invest at least 80% of its net assets in securities of Life Sciences Companies and is required, except for temporary defensive purposes, to invest at least 25% of its net assets in such companies. For purposes of satisfying the foregoing requirements, a company will be deemed to be a Life Sciences Company if, at the time the Trust makes an investment therein, 50% or more of such company’s sales, earnings efforts or assets arise from or are dedicated to, or are expected to arise from or be dedicated to, the application of scientific advances related to healthcare, agriculture or environmental management, as the case may be. Determinations as to whether a company is a Life Sciences Company will be made by the Investment Adviser in its discretion.

The equity and related securities in which the Trust may invest consist of common stock of Life Sciences Companies and, to a lesser extent, of preferred stock, convertible debt, limited partnership interests and warrants or other rights to acquire common or preferred stocks of such companies. The Trust’s investments in venture capital opportunities, which are considered Restricted Securities, will be made primarily in convertible preferred stock. The Trust may also purchase non-convertible debt securities in connection with its venture capital investments, and otherwise when the Investment Adviser believes that such investments would be consistent with the Trust’s investment objective. While these debt investments typically will not be rated, the Investment Adviser believes that, in light of the risk characteristics associated with investments in emerging growth companies (see “Risk Factors”), if such investments were to be compared with investments rated by S&P or Moody’s, they may be rated as low as “C” in the rating categories established by S&P and Moody’s. Such securities are commonly referred to as “junk bonds” and are considered, on balance, as predominantly speculative.

Put or Call Options

The Trust may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any index of securities or other index the change in value of which has a high degree of correlation with the changes in value of the Trust’s portfolio securities, and may purchase and sell (or write) on a covered basis financial futures contracts and options on such futures.  Under normal market conditions, the Trust does not intend to engage in the practices described in this section to any significant extent.

The Trust also has adopted certain other investment restrictions in an effort to achieve its investment objective. See “Investment Restrictions” in the SAI.

Recent Developments in the Life Sciences Sector

Demographic changes continue to create new medical opportunities. The population of Americans age 65 and older continues to grow at a very high rate. According to the U.S. Census Bureau, the percentage of the U.S. population 65 or older will be 19% in 2030 versus 13% in 2010. Furthermore, the population of the oldest Americans in this group, those 85 or older, will increase from 5.8 million in 2010 to 8.7 million in 2030. This population consumes three to four times the healthcare goods and services as the rest of the population. This will drive an increase in all types of medical products, from drugs to orthopedic procedures. Furthermore, the Medicare Payment Advisory Commission estimates this trend will drive Medicare enrollment from 48 million enrollees in 2011 to an estimated 79 million by the year 2030. This trend will further increase the demand for new healthcare services and technologies.

In addition, recent developments in the pharmaceutical, biotechnology, and medical technology industries have produced a series of products that will extend or improve the quality of patients’ lives, especially in the areas of oncology, infectious disease, inflammation and orphan diseases. In 2013, over 5,408 therapeutic medicines to treat a variety of diseases or conditions were in various stages of clinical development or regulatory review. Of these, well over 800 drugs were in Phase III studies with over 4,440 in Phase I or Phase II development.

In addition to the companies and products in which the Trust has already, invested, the Investment Adviser sees great promise from several developing trends, particularly in the areas of 1) biopharmaceuticals, including products for novel targets, 2) orphan and ultra-orphan indications, including gene therapy, 3) specialty pharmaceuticals, 4) generic pharmaceuticals, 5) novel medical devices, 6) life sciences tools and diagnostics, and 7) products that will benefit from changes in the regulatory landscape such as the FDA’s “breakthrough designation,” which is intended for products that treat a serious medical condition that may be substantially superior to available therapy (such a designation may expedite the approval process). A major benefit to Shareholders from the proposed rights offering will be the ability of the Trust to incrementally invest in additional companies on the forefront of these developing trends.

The Patient Protection and Affordable Care Act (PPACA), or the Affordable Care Act (ACA), a U.S. federal statute, was signed into law by President Barack Obama on March 23, 2010. Together with the Health Care and Education Reconciliation Act, PPACA probably represents the most significant government expansion and regulatory expansion of the U.S. healthcare system since the passage of Medicare and Medicaid in 1965. The PPACA is aimed at increasing the rate of health insurance coverage for Americans and reducing the overall costs per capita of health care. It provides a number of mechanisms, including mandates, subsidies, and tax credits to employers and individuals to expand insurance coverage to 30 million new people. Additional reforms are targeted to improve healthcare outcomes and streamline the delivery of health care. The Investment Adviser expects that this significant piece of legislation will likely result in volume and utilization increases. In general, these volume increases, the result of increased insurance coverage, should bode well for hospitals, medical device, and drug utilization trends. On the other hand, the healthcare insurers (Payors/HMOs) may see increased costs from higher healthcare utilization rates. Despite some of these costs, there will be pockets of opportunity even with the payors. For example, Medicaid-focused HMOs stand to see large enrollment gains that will lead to double-digit sales growth for the foreseeable future.

To better describe the potential opportunities in various sub-sectors,  the following information describes examples of trends in key sub-sectors .

i.                 Biopharmaceuticals.  Prescription medicines play a large role in saving and improving lives. Over the last 25 years, prescription medicines have significantly reduced deaths from major diseases such as heart disease, several cancers, and HIV/AIDS. They have also improved the quality of life for people suffering from conditions such as arthritis and Alzheimer’s disease. Recent advances have included entirely new classes of treatments for diabetes, hypertension, and HIV/AIDS; a new generation of personalized medicines; and the very first treatments for a number of rare diseases, such as Pompe disease and Hunter syndrome. As our population ages and faces increased rates of disease, medical advances in the drug arena will be key to alleviating suffering.

Oncology is an area of particularly strong interest. In recent years, genetic sequencing of tumors has become the standard of care at many centers. A number of companies are heavily involved in the development of targeted therapies for multiple solid and liquid tumors. Drugs targeting the epidermal growth factor receptor (EGFR), the B-RAF gene, and anaplastic lymphoma kinase (ALK) receptor already exist, and hundreds of programs are in development for the next generation of novel agents. Another important area in oncology is stimulating the immune system to combat the tumor. Some immune stimulating agents, such as Provenge and Yervoy, have been approved in the last 2-3 years while multiple immunomodulators targeting programmed cell death 1 (PD-1) and programmed cell death ligand 1 (PDL-1) are in Phase III trials. Recent clinical progress in the area of RNA interference (RNAI) presents a new approach to a number of old and new targets. This technology has the possibility to access so-called ‘undrug-able’ targets. We also foresee an increased use of biomarker development in early and late stage clinical trials to increase productivity.

ii.             Orphan and Ultra-Orphan Disease. In addition to positive drug development in Pompe disease and Hunter syndrome, other recent approvals are for diseases such as postherpetic neuralgia (PHN) and atypical hemolytic-uremic syndrome (aHUS). Since the enactment of the Orphan Drug Act in the early 1980’s, over 400 products targeting these diseases have been approved, over 100 since 2006. There are between 6000 and 7000 rare disease affecting some 25 million Americans and even more worldwide. Recently, companies have begun to develop products for so-called ultra-orphan indications (defined as occurring in 20 patients/1 million in the general population). The Investment Adviser believes that investment in companies targeting orphan and ultra-orphan indications is advantageous given (a) the life-saving nature of these medicines, particularly in children, (b) the relatively small clinical programs needed, (c) the ease of third party reimbursement and (d) the years of marketing exclusivity granted by regulatory agencies. Areas that are being investigated today include sickle cell anemia, child and adult cerebral adrenoleukodystrophy (ALD), beta-Thalassemia, transthyretin related (TTR) amyloidosis and Morquio A Syndrome. Many of these products are being treated by gene therapy approaches, which may be able to integrate within the patient’s own DNA to provide a permanent cure for the patient.

iii.         Specialty Pharmaceuticals. The specialty pharmaceutical sector is evolving into a sector that we anticipate will be a high growth area of the healthcare industry and a key component to the Trust’s portfolio. Early in the evolution of this sector, specialty pharmaceuticals were used to describe companies built around drug delivery systems or companies built around older, under-promoted, acquired products. The business models of these companies were low margin businesses surviving on single digit royalty streams and products where pricing pressures existed.

Today these companies are migrating to higher value proprietary models. Drug delivery companies are taking existing, validated molecules and using their delivery systems, including oral, transdermal, and sustained release systems, to supersede intravenous, injectable or multiple dose a day regimes. The companies pursuing this life cycle extension strategy are improving therapy not only through greater patient compliance with prescription directions, but also by improved administration of consistently efficacious quantities of the compound. Other companies within the specialty pharmaceutical model are pursuing a more acquisitive business model. This too has been a very successful approach, as they have taken advantage of larger pharmaceutical companies purging non-core assets. In each of these basic approaches, the result has been a growing opportunity for smaller and more agile companies to in-license later-staged product(s), cost effectively develop the products by leveraging existing data packages, or use more rapid paths to FDA approval, and develop commercial organizations that compete with larger biotech and pharmaceutical companies in niche markets. The Investment Adviser expects the specialty pharmaceutical sector will continue to offer attractive market returns.

iv.           Generic Pharmaceutical. The North American generic drug industry is approximately $70 billion in size and has grown at a compound annual growth rate of 7.9%, according to various reports. It is estimated that, within the United States, 80% of all drugs dispensed today are generic drugs. The growth has been driven by a number of factors, the most important of which has been the utilization of generic drugs as a low cost alternative. According to a report from the Generic Pharmaceutical Association (GPhA), the use of generic drugs concluded that the use of these low cost alternatives saved the healthcare system $217 billion in 2012. Another report published by the Managed Care Institute showed that a 1% increase in generic drug utilization could generate savings to healthcare payors of $1.2 billion each year.

While cost saving has motivated the success of generics to this point, many other growth drivers exist within the generic drug industry that continue to make the Investment Adviser optimistic about increasing investment exposure to this sector. The Investment Adviser is seeing a more aggressive approach by the generic drug manufacturers to file for generic alternatives.

This has led to an increase in the number of abbreviated new drug applications (ANDAs) filed and a current backlog of pending approvals of nearly 2,000 ANDAs at the FDA. From a regulatory standpoint, the FDA’s implementation of generic drug user-fee account (GDUFA) has increased the staff at the Office of Generic Drugs in an effort to improve manufacturing and safety standards as well as provide the staffing levels to more rapidly procure approval of ANDA filings. The Investment Adviser believes a new pathway to approve bio-similar drugs could be determined in the near future that would unlock an additional $40 billion in potential product sales for generic drug manufacturers to develop. Finally, the Investment Adviser expects that over 70 products generating over $70 billion in branded sales will lose patent protection by 2017. This brand-to-generic conversion opportunity represents nearly 25% of the branded pharmaceutical market today. While these numbers are subject to a number of factors, including patent disputes, the availability of these products in generic form could significantly grow the generic market, making it a compelling area of continued investment going forward.

v.               Novel Medical Devices. Medical technology includes all products used in healthcare other than pharmaceuticals. Products range from crutches to spine implants to drug-eluting stents to vagal nerve stimulators. Medical devices sales were $95 billion in the U.S. in 2010, and worldwide projections are for sales of greater than $350 billion by 2015. It accounts for 6% of all dollars spent in healthcare in the United States. Many medical technology companies are under $500 million in market capitalization. Medical technology company valuations are directly correlated with the underlying company fundamentals; and thus stock performance is a function of operational performance. The price movements of large pharmaceutical and biotechnology companies are less correlated with their earnings. The Investment Adviser believes that medical technology companies that achieve good earnings performance will produce returns that are less susceptible to fluctuations in general market conditions that affect large pharmaceuticals and biotechnology companies.

The Investment Adviser sees several strong areas of growth in this sector. One is the use of devices that can be implanted via minimally invasive procedures, instead of large open surgical procedures that entail significant cost and morbidity. Trans-catheter aortic valve replacement (TAVR) is one example. Another is the use of devices in areas not traditionally served by implants such as those to treat heart failure or the use of left ventricular assist devices (LVADs) as destination therapy as opposed to a bridge to heart transplants. A third involves the use of a diagnostic tool (imaging, biomarker or other) that will be marketed along with a drug agent. The Investment Adviser sees this as a big growth driver as personalized medicine becomes a bigger part of oncology and other therapeutic areas.

vi.           Life Sciences Tool & Diagnostics.  The Life Sciences Tools Sector includes companies involved in drug discovery, development, and production continuum by providing analytical tools, instruments, consumables and supplies, clinical trial services, and contract research services (including companies primarily servicing the pharmaceutical and biotechnology industries). Global spending in this area was approximately $195.3 billion in 2013 and is expected to rise to $201.3 billion in 2014.

Since the first human genome map was generated in 2001, drug discovery efforts have focused on one or more targets, target pathways and protein interactions to generate novel drug candidates. The goal of these studies has been to develop agents that are both efficacious and have limited off target effects or side-effects. Almost every large pharmaceutical company has a substantial in-house high throughput genomic or proteomic screening capability and a high throughput drug screening capability. As the cost of producing this level of data continues to decrease, smaller biotechnology and specialty pharmaceutical companies as well as universities will begin to make extensive use of these techniques. Life science tools such as quick polymerase chain reaction (qPCR), Maldi Mass Spectroscopy, gene panels, protein panels, and multiple types of “lab on a chip” technologies allow for companies to conduct large scale, data intensive efforts to design and develop better drugs. As the desire for products for selective targets increases and as the cost for obtaining such targets declines, the need for life science tools will rise.

The last five years have seen a substantial rise in number of medical products targeting a specific sub-type of a disease. For example, a drug has recently been approved that targets the T315I BCR-ABL Mutation in chronic myelogenous leukemia (CML). Such agents often require companion diagnostics to be developed. Additionally, several companies have been started to provide real time information to oncologists about an individual’s specific tumors. The companies sequence the entire tumor and provide reports back to oncologists about what targets are present on the tumor and what drugs are known to hit those targets, even if those agents were originally developed for other indications. The Investment Adviser sees more companies entering this field in both oncology and other therapeutics areas such as inflammatory disease and cardiovascular illnesses. Other companies have focused on using simple blood or urine tests to detect small numbers of circulating cancer cells or other cell types or small concentrations of specific protein as rapid and less invasive diagnostic tools. For example, elevated levels of lipoprotein-associated phospholipase A2 (Lp-PLA2) can lead to eruption or exfoliation of a vulnerable plaque, which can lead to a sudden heart attack or stroke. Many of these patients do not even know they are at risk prior to the acute events that could take their life. A diagnostic is currently being developed to measure small amounts of this protein in the same way patients currently get test for high and low density lipoproteins.

vi.           Regulatory Changes. In the very recent past, the FDA has made a number of changes to its requirements for drug development that the Investment Adviser believes create new opportunities for investment by the Trust. New FDA review guidelines such as the Prescription Drug User Fee Account V program (PDUFA V) and GDUFA include user fees that will expand the budgets and staff of this critical organization. Eventually these changes should translate to a more efficient agency. As more new products are developed, clinical trial designs will become more complex. The Investment Adviser believes that its expertise in evaluating these trial designs gives the Investment Adviser (and therefore the Trust) a competitive advantage in selecting companies for investment. The changes made at the FDA have, in the Investment Adviser’s opinion, led to more transparency, which has resulted in a much more active and efficient agency. During 2012, a record level of drug approvals was achieved. It also appears the FDA has begun to look more favorably at the approvability of truly novel drugs with compelling clinical data, even if the data are relatively early stage, involving a relatively small number of patients. In fact, FDA has created a new “Breakthrough Designation” for a number of truly novel agents. This designation is intended for products that treat a serious medical condition and that may be substantially superior to available therapy, and it may expedite the approval process. Through August of 2013, 14 drugs received this designation with two already approved. The Investment Adviser believes that its experience in drug development will allow it to critically evaluate company submissions made on early clinical data, and that this capability gives it additional opportunities to invest. As noted earlier, the Investment Adviser also anticipates the FDA will soon define a path to approval of generic biologics, as there is currently no viable path. Once an approved approach is defined, the Investment Adviser believes a number of companies will take advantage of this path forward. The experience of the Investment Adviser’s staff in this area will allow the Investment Adviser to capitalize on this opportunity on behalf of the Trust.

RISK FACTORS

General Risk Factors

An investment in the Shares of the Trust involves a high degree of risk. Prospective investors should consider carefully the following risk factors in addition to the other information set forth in this Prospectus.  For additional information regarding the risks that may be associated with an investment in the Trust, see “Additional Information About Investments, Investment Techniques and Risks” in the SAI.

Because the Trust intends to invest substantially all of its assets in equity securities of Life Sciences Companies, an investor should be aware of certain special considerations and risk factors relating to investments in such companies. No assurance can be given that Life Sciences Companies will grow, that a sufficient number of appropriate investments will be available or that the Trust’s particular investment choices will be successful. Investors should also be aware of considerations and risks relating to the Trust’s investment practices. An investment in the Trust should not itself be considered a balanced investment program and should be considered to provide diversification only as part of a more complete investment program. The Trust is intended for long-term investors not seeking current income.

Dilution of Net Asset Value and Effect of Non-Participation in the Offer

As a result of the terms of the Offer, Shareholders who do not fully exercise their Rights, including the Over-Subscription Privilege, will, at the completion of the Offer, own a smaller proportional interest in the Trust than they owned prior to the Offer . In addition, an immediate dilution of the NAV per Share may be experienced by all Shareholders as a result of the Offer whether or not they exercise any or all of their Rights, if the Subscription Price of each Share is less than the then current NAV per Share and the number of Shares outstanding after the Offer increases in greater proportion than the increase in the net assets of the Trust. If the Subscription Price is greater than the then current NAV per Share and the number of Shares outstanding after the Offer increases proportionately less than the increase in the net assets of the Trust, all Shareholders may experience an immediate accretion of the aggregate NAV per Share, whether or not they exercise any or all of their Rights.

If you do not participate in the Over-Subscription Privilege, your percentage ownership may also be diluted. Although it is not possible to state precisely the amount of such a decrease or increase in value, because it is not known at this time how many Shares will be subscribed for or what the Subscription Price will be, such dilution or accretion might be substantial.

The following examples show the impact of the Offer on NAV per Share assuming an Estimated Subscription Price less than the then current NAV per Share and an Estimated Subscription Price greater than the then current NAV per Share. The actual Subscription Price may be greater or lesser than the Estimated Subscription Price or such assumed Subscription Price.

NAV per Share above Estimated Subscription Price (1)

NAV	$	[ ]

Estimated Subscription Price	$	[ ]

Reduction in NAV($) (2)	[ ]

Reduction in NAV(%)	[ ]

NAV per Share below Estimated Subscription Price (1)

NAV	$	[ ]

Estimated Subscription Price	$	[ ]

Increase in NAV($) (2)	[ ]

Increase in NAV(%)	[ ]

(1) Both examples assume the full Primary and Over-Subscription Privilege are exercised. Actual amounts may vary due to rounding.

(2) Assumes $[  ] in estimated offering expenses.

Market Risk

As with any investment company that invests in equity securities, the Trust is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Trust’s Shares will fluctuate with the market generally and within market sectors in particular. You could lose money over short or long periods of time.

Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company’s stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares.

Selection Risk

Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Life Sciences Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Concentration in Life Sciences Companies

Under normal market conditions, the Trust expects to invest primarily in securities of Life Sciences Companies representing a small number of industries and to invest at least 25% of its net assets in securities of Life Sciences Companies. The Trust’s portfolio therefore may be more sensitive to, and possibly more adversely affected by, regulatory, economic or political factors or trends relating to the healthcare, agriculture and environmental management industries than a portfolio of companies representing a larger number of industries. This risk is in addition to the risks normally associated with any strategy seeking capital appreciation by investing in a portfolio of equity securities.

Life sciences industries are characterized by limited product focus, rapidly changing technology and extensive government regulation. In particular, technological advances can render an existing product, which may account for a disproportionate share of a company’s revenue, obsolete. Obtaining governmental approval from agencies such as the FDA and the U.S. Department of Agriculture for new products can be lengthy, expensive and uncertain as to outcome. Such delays in product development may result in the need to seek additional capital, potentially diluting the interests of existing investors such as the Trust. In addition, governmental agencies may, for a variety of reasons, restrict the release of certain innovative technologies of commercial significance, such as genetically altered material. These various factors may result in abrupt advances and declines in the securities prices of particular companies and, in some cases, may have a broad effect on the prices of securities of companies in particular life sciences industries.

Intense competition exists within and among certain life sciences industries, including competition to obtain and sustain proprietary technology protection. Life Sciences Companies can be highly dependent on the strength of patents, trademarks and other intellectual property rights for maintenance of profit margins and market share. The complex nature of the technologies involved can lead to patent disputes, including litigation that could result in a company losing an exclusive right to a patent. Competitors of  Life Sciences Companies, particularly of the emerging growth Life Sciences Companies that the Trust emphasizes, may have substantially greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. Such competitors may succeed in developing technologies and products that are more effective or less costly than any that may be developed by Life Sciences Companies in which the Trust invests and may also prove to be more successful in production and marketing.  Competition may increase further as a result of potential advances in health services and medical technology and greater availability of capital for investment in these fields.

With respect to healthcare, cost containment measures already implemented by the federal government, state governments and the private sector have adversely affected certain sectors of these industries.  The implementation of the ACA may create increased demand for healthcare products and services but also may have an adverse effect on some companies in the healthcare industries. Increased emphasis on managed care in the U.S.  may put pressure on the price and usage of products sold by Life Sciences Companies in which the Trust may invest and may adversely affect the sales and revenues of Life Sciences Companies.

Product development efforts by Life Sciences Companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified, which could have a material adverse effect on the market price of the securities of those Life Sciences Companies.

Certain Life Sciences Companies in which the Trust may invest may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. There can be no assurance that a product liability claim would not have a material adverse effect on the business, financial condition or securities prices of a company in which the Trust has invested.

All of these factors may cause the value of the Trust’s Shares to fluctuate significantly over relatively short periods of time. While a concentration of investments in any life sciences industry or in Life Sciences Companies generally may increase the risk and volatility of an investment company’s portfolio, the Trust will endeavor to reduce risk by having a portfolio of investments that is diversified within its stated objective and policies. Such volatility is not limited to the biotechnology sector, and companies in other sectors may be subject to similar abrupt movements in the market prices of their securities. No assurance can be given that future declines in the market prices of securities of companies in the industries in which the Trust may invest will not occur, or that such declines will not adversely affect the NAV of the Trust or the price of the Shares.

Investment in Emerging Growth Companies

The Trust may invest in equity securities of emerging growth Life Sciences Companies. While these securities offer the opportunity for significant capital gains, such investments also involve a degree of risk that can result in substantial losses. Some of the Life Sciences Companies in which the Trust may invest are expected to be companies that are in a “start-up” stage of development, have little or no operating history, operate at a loss or with substantial variations in operating results from period to period, have limited products, markets, financial resources or management depth, or have the need for substantial additional “follow-on” capital to support expansion or to achieve or maintain a competitive position. Such additional investments may dilute the interests of prior investors, such as the Trust. Some of these Life Sciences Companies may be emerging companies at the research and development stage with no marketable or approved products or technology. There can be no assurance that securities of start-up or emerging growth companies will, in the future, yield returns commensurate with their associated risks.

Liquidity of Portfolio Investments

The Trust may invest in securities that are traded in the over-the-counter markets or on regional stock exchanges where the low trading volume of a particular security may result in abrupt and erratic price movements or that are not traded in any market. An investment in such securities may have limited liquidity, and the Trust may find it necessary to sell at a discount from recent prices or to sell over extended periods of time when disposing of such securities. In addition, the Trust may invest up to 40% of its net assets in Restricted Securities, which by their terms are illiquid because they are subject to legal or contractual restrictions on resale. The Trust cannot sell Restricted Securities except in a public offering registered under the Securities Act or pursuant to an exemption from registration under the Securities Act, including a transaction in compliance with Rule 144 under the Securities Act. Rule 144 permits only limited sales under specified conditions unless the Trust has held the securities for at least one year and is unaffiliated with the issuer. Restricted Securities are expected to include venture capital investments that may take many years from the date of initial investment to reach a state of maturity when public disposition can be considered. Adverse conditions in the securities markets at certain times may preclude a public offering of an issuer’s unregistered securities. The lack of an active secondary market and resale restrictions may result in the inability of the Trust to sell a security at an attractive price and may substantially delay the sale of a security that the Trust seeks to sell. Companies whose securities are not publicly-traded are also not subject to the same disclosure and other legal requirements as are applicable to companies with publicly-traded securities. Restricted Securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act are subject to the 40% limitation described above.

Valuation of Venture Capital Investments and Restricted Securities

Some of the Trust’s investments are subject to restrictions on resale and generally have no established trading market. Because of the type of investments that the Trust makes and the nature of its business, the valuation process requires an analysis of various factors. The Trust’s fair value methodology includes the examination of, among other things, (i) the existence of any contractual restrictions on the disposition of the securities; (ii) information obtained from the issuer, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; and (iii) the price of a security negotiated at arm’s-length in an issuer’s completed subsequent round of financing.

As there is typically no readily available market value for the venture capital investments and some of the other Restricted Securities in the Trust’s portfolio, venture capital investments and such other Restricted Securities in the Trust’s portfolio are valued at fair value as determined in good faith by the Board pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Trust’s investments determined in good faith by the Board, or in accordance with valuation procedures approved by the Board, may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment subject to fair value determinations while employing a consistently applied valuation process for the types of investments the Trust makes.

Foreign Securities

The Trust may invest up to 20% of its net assets in Foreign Securities. Foreign Securities may be less liquid and have prices that are more volatile than securities of comparable U.S. companies. Foreign stock exchanges and brokers are generally subject to less governmental supervision and regulation than U.S. exchanges and brokers, and commissions on foreign stock exchanges are generally higher than negotiated commissions in the United States. Sometimes there are delays in the settlement of transactions effected in foreign markets. Certain countries restrict foreign investments in their securities markets. These restrictions may limit or prohibit investment in certain countries or in certain industries or market sectors, or may increase the cost of investing in securities of particular companies.

Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. There may be less available information concerning non-U.S. issuers of securities held by the Trust than is available concerning U.S. companies. In some foreign countries, nationalization, expropriation, confiscatory taxation or establishment of currency exchange controls are possible. Income earned in a foreign nation may be subject to taxation (including withholding taxes on interest and dividends), or other taxes may be imposed on investments in Foreign Securities. Other risks associated with investments in Foreign Securities include difficulties in pursuing legal remedies and obtaining judgments in foreign courts, political or social instability and diplomatic developments that could adversely affect the Trust’s investments in companies located in foreign countries. An investment in Foreign Securities may also involve a degree of currency risk.

Key Personnel

Investment decisions on behalf of the Trust are made by a team of individuals. Some members of the group have experience in financial analysis of public and private companies. Others have deep scientific backgrounds and considerable operating experience in biotechnology and/or pharmaceutical companies. Still others have medical degrees. The Investment Adviser believes that the investment process benefits from a considered evaluation of potential investments by a group containing a variety of specialized backgrounds. The team currently in place is composed of members with a variety of specialized backgrounds. The Investment Adviser believes that no single individual in the group is individually critical but believes that the overall capability is key. There may be only a limited number of professionals who have, in total, comparable relevant experience to that of the current group. If one or more team members dies, resigns, retires or is otherwise unable to act on behalf of the Investment Adviser, there can be no assurance that a suitable replacement could be found immediately.

Diversified Status

The Trust operates as a “diversified” management investment company, as defined in the Investment Company Act. Under this definition, at least 75% of the value of the Trust’s total assets must, at the time of investment, consist of cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust’s total assets and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Trust’s assets, which may be invested in a single issuer. Notwithstanding its diversified status, the Trust may, from time to time, concentrate its investments in a few issuers and take large positions in those issuers, consistent with being a “diversified” investment company. As a result, the Trust may be subject to a greater risk of loss than an investment company that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Trust’s net asset value reflecting fluctuation in the value of its large holdings.  The Trust may make investments in any company with the objective of controlling or influencing the management and policies of that company. Investing for the purpose of controlling or influencing the management and policies of a company could potentially make the Trust less diversified and more susceptible to declines in the value of the company’s stock. The Investment Adviser may seek a control position in private venture capital investments where the Investment Adviser believes its knowledge and experience will be of significant benefit to the invested company and, therefore, to the Trust’s investment. The Investment Adviser may seek control in public companies only occasionally and most often in companies with a small capitalization.

Discount to NAV

The Shares are listed on the NYSE under the symbol “HQL.” The shares of closed-end investment companies frequently trade at a discount to NAV, but may trade at a premium. This is characteristic of shares of a closed-end fund and is a risk separate and distinct from the risk of a decline in the NAV as a result of a fund’s investment activities. Because of this factor and the nature of the Trust’s investment objective and policies, the Trust is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Since its initial public offering in May 1992, Shares have traded at various times at both a discount and a premium to NAV. The risk that the Shares may trade at a discount to NAV may be greater for investors expecting to sell their Shares in a relatively short period of time. Since the inception of the Trust in May 1992, the longest consecutive period during which the Shares of the Trust traded at discount to NAV was approximately 75 months and the longest consecutive period during which Shares of the Trust traded at a premium to NAV was approximately three months. The Trust cannot predict whether the Shares will trade in the future at, above or below NAV.

Anti-Takeover Provisions

The Trust’s Declaration of Trust has provisions that could have the effect of limiting the ability of other entities or persons to (1) acquire control of the Trust, (2) cause it to engage in certain transactions or (3) modify its structure. The Board is divided into three classes, each having a term of three years. Each year the term of office of one class will expire: Uwe E. Reinhardt, Ph.D. will continue until 2016; Rakesh K. Jain, Ph.D., Daniel R. Omstead, Ph.D. and Lucinda H. Stebbins, CPA will continue until 2015; and Michael W. Bonney, Oleg M. Pohotsky and William S. Reardon, CPA will continue until 2014. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office by Shareholders only by a vote of two-thirds of the outstanding Shares of the Trust. Subject to the requirements of the Investment Company Act, vacancies on the Board may be filled by the remaining Trustees for the balance of the term of the class.

When a Principal Shareholder (as defined below) is a party to the transaction, the affirmative vote or consent of the holders of 75% of the Trust’s Shares outstanding and entitled to vote will be required to authorize any of the following types of transactions:

(i)                       the merger or consolidation of the Trust with or into any Principal Shareholder;

(ii)                    the issuance of any securities of the Trust to any Principal Shareholder for cash (except pursuant to any cash dividend reinvestment program available to all Shareholders and approved by the Trustees);

(iii)                 the sale, lease or exchange of all or a substantial part of the assets of the Trust to or with any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period); or

(iv)                the sale or lease to the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period).

However, such 75% vote or consent will not be required with respect to the foregoing transactions where the Board approves by resolution a memorandum of understanding with the Principal Shareholder with respect to, and substantially consistent with, such transaction. For this purpose, a “Principal Shareholder” is any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding Shares or any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on April 21, 1987) of a Principal Shareholder. In addition to the Shares which a corporation, person or other entity beneficially owns directly, (a) any corporation, person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of the conversion rights or warrants, or otherwise (but excluding Share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i)

above), by any other corporation, person or entity with which it or its affiliate or associate has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its affiliate or associate, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrant, or otherwise.

The By-Laws also specify certain minimum qualifications for nominees for Trustee positions, require advance written notice of Shareholder proposals, and impose procedural and informational requirements for Shareholders to call special meetings.

These provisions could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market price by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction.

Repurchase of Shares

You may dispose of your Shares on the NYSE or other markets on which the Shares may trade, but because the Trust is a closed-end investment company, you do not have the right to redeem your Shares. The Board, however, intends to consider, from time to time, but not less frequently than annually, the desirability of open market purchases or tender offers. The Board has maintained a Share repurchase program for the Trust since 2010. In March 2013, the Trustees approved the continuation of the repurchase program to allow the Trust to repurchase up to 12% of its outstanding Shares in the open market during a one-year period beginning July 11, 2013. In March 2014, the Trustees approved the continuation of the repurchase program to allow the Trust to repurchase up to 12% of its outstanding Shares in the open market during a one-year period beginning July 11, 2014. The Share repurchase program is intended to enhance Shareholder value and potentially reduce the discount between the market price of the Trust’s Shares and the Trust’s NAV per Share. There is no assurance that any action undertaken to repurchase Shares will result in the Shares trading at a price which approximates NAV. Any Share repurchases will be made in open market transactions in accordance with the applicable provisions of the Investment Company Act and Massachusetts law. Shares repurchased by the Trust will be held in its treasury. Although the Trust has no present intention of doing so, it reserves the right to incur debt to finance such repurchases or tender offers, provided that it will not repurchase Shares during the periods when it has outstanding borrowings in excess of 5% of its net assets. Interest on any borrowings to finance Share repurchase transactions will increase the Trust’s expenses and would reduce the Trust’s net income, if any. There can be no assurance that Share repurchases, if any, will cause the Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Trust’s outstanding Shares may be the subject of repurchases may reduce the spread between market price and NAV that might otherwise exist. The Trust may not repurchase Shares except (i) on a securities exchange and after notification to Shareholders of its intent to purchase Shares within the six months preceding the purchase, (ii) pursuant to a tender offer to all Shareholders, or (iii) as otherwise permitted by the Commission. Any related interest charges will be paid by the Trust and borne pro rata by the Shareholders indirectly through their interest in the Trust.

If the Trust repurchases its Shares for a price below their NAV, the NAV of those Shares that remain outstanding would be enhanced, but this does not necessarily mean that the market price of those outstanding Shares would be affected, either positively or negatively. There is no assurance that any action undertaken to repurchase Shares will result in the Shares trading at a price which approximates NAV. Repurchases of Shares by the Trust would also decrease its total assets and accordingly may increase its expenses as a percentage of average net assets. Further, interest on any borrowings to finance any such Share repurchase transactions would reduce the Trust’s net income.

Related Party Transactions

The majority of the Board is unaffiliated with the Investment Adviser; nevertheless, the Trust may be subject to certain potential conflicts of interest. Although the Trust has no obligation to do so, it may place brokerage orders with brokers who provide supplemental investment research and market and statistical information about Life Sciences Companies and the life sciences industries to the Investment Adviser. In addition, other investment companies advised by the Investment Adviser may concurrently invest with the Trust in both Restricted Securities and publicly traded securities under certain conditions. The Investment Adviser may also provide managerial assistance to issuers of securities in which the Trust invests.

The Trust also may invest, subject to applicable law, in companies in which the principals of the Investment Adviser or Trustees of the Trust have invested, or for which they serve as directors or executive officers. The Investment Company Act prohibits the Trust from engaging in certain transactions involving its “affiliates,” including, among others, the Trust’s Trustees, officers and employees, the Investment Adviser and any “affiliates” of such affiliates except pursuant to an exemptive order or the provisions of certain rules under the Investment Company Act. In the view of the staff of the Commission, other investment companies advised by the Investment Adviser may, in some instances, be viewed to be affiliates of the Trust. Such legal restrictions and delays and costs involved in obtaining necessary regulatory approvals may preclude or discourage the Trust from making certain investments and no assurance can be given that any exemptive order sought by the Trust will be granted.

Additional Risk Factors - Investment Techniques

In addition to the investment practices described above, the Trust may utilize the following investment practices:

Short Sales

The Trust may, to a limited degree, engage in short sales, when-issued and delayed delivery transactions, enter into repurchase agreements and lend its portfolio securities. Short sales are transactions in which the Trust sells a security it does not own in anticipation of an expected decline in the price of that security. In such a transaction, the Trust must borrow the security to make the delivery to the buyer. The price at which the Trust purchases the security to cover its borrowing (together with the transaction and carrying costs associated with the short sale) may be more or less than the sale price of the security. The Trust may also make short sales “against the box”, which are the short sales of a security the Trust owns or has the right to acquire at no additional cost. A short sale “against the box” may be used to defer recognition for federal income tax purposes of any net gain or loss on securities.  Short sales (other than “against the box”) are subject to certain asset coverage requirements. The Trust will cover its positions in such instruments consistent with Commission guidelines. For example, the Trust may maintain with its custodian a segregated account consisting of cash, U.S. Government Securities or high quality liquid debt obligations having a value at least equal to the Trust’s obligations under such instruments.

When-issued and Delayed Delivery Transactions

The Trust may purchase securities on a “when issued” basis or a “delayed delivery” basis. “When-issued” securities are securities whose terms are available and for which a market exists, but which are not available for immediate delivery. “Delayed delivery” transactions are those in which the Trust purchases a security but settlement of the transaction is to occur after the customary settlement date. Purchases of when-issued or delayed delivery securities are made at a fixed price for delivery at a later date. The value of the security at the settlement date may be more or less than the purchase price. When-issued and delayed delivery transactions involve the risk that the value of the securities involved may change before they are delivered to the Trust and are subject to certain asset coverage requirements. The Trust will cover its positions in such instruments consistent with Commission guidelines. For example, the Trust may maintain with its custodian a segregated account consisting of cash, U.S. Government Securities or high quality liquid debt obligations having a value at least equal to the Trust’s obligations under such instruments.  In addition, the counterparty could fail to perform its part of the contract by failing to buy from or sell to the Trust as previously agreed.

Repurchase Agreements

The Trust may invest in repurchase agreements with respect to 10% of its net assets. Repurchase agreements allow the Trust to acquire a security subject to the obligation of the seller to repurchase and the Trust to resell such security at a fixed time and price reflecting the Trust’s costs and interest. It is the Trust’s present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government Securities and money market instruments. The Trust intends to take possession of collateral to secure a seller’s repurchase obligation, and the Investment Adviser will monitor repurchase transactions to ensure that the value of the underlying securities will at all times be at least equal to the total amount of the repurchase obligation, including an interest factor. If the seller defaults, the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest.

Loans of Portfolio Securities

In an attempt to make productive use of its assets, the Trust may lend its portfolio securities on a short-term basis, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 33 1/3% of the Trust’s net assets. Loans must be collateralized, on each business day, by an amount of cash, bank letters of credit or U.S. Government Securities equal to the value of the loaned securities.  In the event that the Trust invests the cash collateral from such loans of portfolio securities, the Trust may realize additional gains or losses. Lending portfolio securities involves the risk that the borrower could fail to return the securities borrowed, in which case the Trust could suffer a loss.

Hedging

In order to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging strategies. The Trust will engage in hedging activities from time to time in the Investment Adviser’s discretion, and may not necessarily be engaging in such activities when movements in the securities markets, foreign exchange rates, or interest rates that could affect the value of the assets of the Trust occur. The risks of hedging include the possibility that interest rates, securities prices and currency exchange rates may not move in the direction that the portfolio managers anticipated. In addition, the skills involved in employing hedging strategies differ from the skills involved in selecting portfolio securities, and the derivative instruments used in hedging strategies may imperfectly correlate with the underlying security, interest rate or currency being hedged. Hedging strategies can also expose the Trust to the risk of its inability to close-out a hedged position and adverse price movements may result in a loss substantially greater than the Trust’s initial investment in the hedging instrument (potential loss in some hedging strategies is unlimited).

Futures Contracts

The Trust may enter into contracts for the purchase or sale for future delivery (a “futures contract”) of baskets of securities, financial indices, financial instruments or foreign currencies. The Trust would purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency. Similar to the risks of hedging, the risks of futures contracts include the possibility that interest rates, securities prices and currency exchange rates may not move in the direction anticipated. The skills involved in selecting futures contracts differ from the skills involved in selecting portfolio securities. In addition, the futures contract may imperfectly correlate with the underlying security, interest rate or currency underlying the contract, and there can be no assurance that a liquid market will exist at a time when the Trust seeks to close out a futures position.

Foreign Currency Transactions

The Trust may also enter into forward foreign currency exchange contracts and may purchase and sell (or write) exchange-traded or OTC options on currencies, foreign currency futures contracts and options on foreign currency futures contracts to protect against a decline in the U.S. dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Although the Trust believes that use of such strategies may benefit the Trust, if the Investment Adviser’s judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, the Trust’s overall performance could be poorer than if it had not pursued those strategies. The use of these strategies entails certain risks. Foreign currency exchange rates may fluctuate significantly over short periods of time and may also be affected by political developments, including intervention by U.S. or foreign governments.

Cash, U.S. Government Securities, Money Market Instruments or Money Market Mutual Funds

When, in the opinion of the Investment Adviser, adverse market conditions or industry expectations support such action, the Trust may, for temporary defensive purposes, invest up to 100% of its net assets in cash, U.S. Government Securities, money market instruments or money market mutual funds. Money market instruments in which the Trust may invest include certificates of deposit and bankers’ acceptances issued by domestic branches of federally-insured U.S. banks and savings and loan associations and commercial paper and high and upper medium grade corporate debt securities rated, as of the date of purchase, among the following rating categories of the indicated rating service: bonds—Moody’s Aaa, Aa or A; S&P AAA, AA or A; notes-Moody’s MIG-1, MIG-2 or MIG-3; S&P SP-1 + to SP-2; commercial paper — Moody’s P-1; S&P A-1. The Trust also may invest in shares of money market mutual funds that invest in money market instruments and U.S. Government Securities. Money market mutual funds are investment companies and the Trust’s investments in those companies are subject to certain limitations. See “Investment Restrictions”. As a shareholder in money market mutual funds, the Trust will bear its ratable share of such companies’ expenses, including investment adviser or management fees, and will remain subject to the payment of fees to the Investment Adviser. To the extent that the Trust assumes a temporary defensive position for the purpose of avoiding losses, it will not participate in the capital appreciation, if any, of securities in which the Trust would normally invest.

Under normal market conditions, the Trust currently does not intend to engage in the foregoing practices or investments to any significant extent, with the exception of investments in money market instruments.

THE TRUST

Board of Trustees

Under the Trust’s Declaration of Trust and the laws of the Commonwealth of Massachusetts, the Trust’s business and affairs are managed under the direction of its Board. Investment decisions for the Trust are made by the Investment Adviser, subject to any direction it may receive from the Board, which periodically reviews the Trust’s investment performance. The SAI includes additional information about the members of the Board and is available, without charge, upon request, by calling the Information Agent at [  ].

Investment Adviser

The Investment Adviser is a limited liability company organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Investment Adviser is located at 2 Liberty Square, 9th Floor, Boston, MA 02109.

At inception, Hambrecht & Quist Capital Management Incorporated (“HQCM Inc.”) was the Trust’s investment adviser. HQCM Inc. was formed as a wholly-owned subsidiary of Hambrecht & Quist Group. HQCM Inc. remained the Investment Adviser when The Chase Manhattan Corporation (“Chase”) first acquired Hambrecht & Quist Group and then merged with J.P. Morgan Incorporated to form J.P. Morgan Chase & Co. In 2002, the management of HQCM Inc. formed Hambrecht & Quist Capital Management LLC (“HQCM LLC”), the predecessor of the Investment Adviser, as an independent entity to affect a buyout of HQCM

Inc. In this transaction, HQCM LLC acquired certain of the assets of HQCM Inc., and substantially all of the management and staff of HQCM Inc. became employees of HQCM LLC. HQCM LLC changed its name to Tekla Capital Management LLC in 2012. The Investment Adviser is owned by Daniel R. Omstead and Mary Omstead. Dr. Omstead is currently the President and Chief Executive Officer of the Investment Adviser. Mary Omstead is Dr. Omstead’s wife. Dr. Omstead is President of the Trust.

The Investment Adviser also provides investment advisory services to another closed-end investment company, HQH, which invests in companies in the health care industries. As of March 31, 2014, the Investment Adviser managed approximately $1,102,000,000 in assets for the Trust and HQH.

The Investment Advisory Agreement between the Investment Adviser and the Trust (the “Advisory Agreement”) provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust’s portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business.

Subject to the supervision and direction of the Board, the Investment Adviser manages the Trust’s portfolio in accordance with the Trust’s investment objective and policies as stated in the Trust’s Prospectus; makes investment decisions for the Trust; places purchase and sale orders for portfolio transactions for the Trust; supplies the Trust with office facilities (which may be in the Investment Adviser’s own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; directs and supervises a third party administrator or custodian in the provision to the Trust of accounting and bookkeeping services, the calculation of the NAV of Shares of the Trust, internal accounting services, and other clerical services in connection therewith, and supervises and directs a third party administrator or custodian in the preparation of reports to Shareholders of the Trust, tax returns and reports to and filings with the Commission and state securities authorities. The Investment Adviser also provides investment research and supervision of the Trust’s investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust’s assets. In addition, the Investment Adviser furnishes the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

For the services provided by the Investment Adviser under the Advisory Agreement, the Trust pays a fee, computed and payable monthly, equal when annualized to (i) 2.5% of the average net assets for the month of its venture capital and other Restricted Securities (as defined) up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter.

Because the advisory fee is based on the average net assets of the Trust and since the Offer is expected to result in an increase in net assets, the Investment Adviser may benefit from the Offer by an increase in the dollar amount of the fee.  However, the Investment Adviser has agreed to waive advisory fees to which it otherwise might be entitled under its Investment Advisory Agreement with the Trust for a one-year period, if the Offer is completed.  See the section entitled “Prospectus Summary — The Trust — Compensation of Investment Adviser” in this Prospectus.

The aggregate monthly fee may not exceed a rate when annualized of 1.36% (approximately 0.11% per month).

On March 28, 2014, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Trust and its Shareholders. In making its determination, the Board considered materials that were specifically prepared by the Investment Adviser at the request of the Board and Trust counsel for purposes of the contract review process, including comparisons of (i) the Trust’s performance to its benchmark, the NASDAQ Biotech Index (“NBI”) and other indexes, and to other investment companies, (ii) the Trust’s expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Investment Adviser’s profitability with respect to its services for the Trust to the profitability of other investment advisers. The Board took into account that the Investment Adviser presently provides investment management services only to the Trust and to HQH and does not derive any benefit from its relationship with the Trust other than receipt of advisory fees pursuant to the Investment Advisory Agreement. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Trust.

In approving the Investment Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Investment Adviser, the investment performance of the Trust and the Investment Adviser, the costs of services provided and profits realized by the Investment Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Trust Shareholders and the extent to which economies of scale would be realized as the Trust grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The

Board also evaluated the financial strength of the Investment Adviser and the capability of the personnel of the Investment Adviser, specifically the strength and background of its investment analysts. Trust counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Investment Advisory Agreement is in the best interests of the Trust and its Shareholders. The following provides more detail on certain factors considered by the Board and the Board’s conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Investment Adviser. On a regular basis the Board considers the roles and responsibilities of the Investment Adviser as a whole, along with specific portfolio management, support and trading functions the Investment Adviser provides to the Trust. The Board considered the nature, extent and quality of the services provided by the Investment Adviser to the Trust.  The Board continues to be satisfied with the quality and value of the investment advisory services provided to the Trust by the Investment Adviser, and, in particular, the management style and discipline followed by the Investment Adviser and the quality of the Investment Adviser’s research, trading, portfolio management, compliance and administrative personnel.  The Board also took into account the Investment Adviser’s commitment to continue to build out its infrastructure, including development of a staff adequate in number, experience and qualifications to meet the future demands of the Trust (and HQH) for investment management services.

The investment performance of the Trust and the Investment Adviser. On a regular basis the Board reviews performance information for the Trust and discusses the Trust’s investment strategy with the Investment Adviser. The Board reviewed performance information for the Trust for the current year to date and over the past one-, two-, three-, four-, five-, six-, seven-, eight-, nine-, and ten-year periods. Although the NBI’s performance exceeded the Trust’s returns by NAV and by stock price in most of the reported periods, the Board noted that the returns by NAV and by stock price of the Trust (including venture capital investments) were more comparable to the performance of the NBI (which includes only public companies) over the longer periods. In addition, the Trust’s returns by NAV and by stock price exceeded the performance of the S&P 500 Index and the S&P 1500 Healthcare Index for the reported periods, and the Trust’s performance compares well to a peer group of 31 healthcare funds for the reported periods. The Board continues to be satisfied with the investment performance of the Trust and the Investment Adviser.

The costs of services to be provided and profits to be realized by the Investment Adviser from its relationship with the Trust. The Board considered the various services provided by the Investment Adviser to the Trust and reviewed comparative information regarding the expenses and expense ratios of the Trust and a peer group of other investment companies. The Board noted that the Investment Adviser’s fees are within the range of fees presented in the comparative information and noted that a portion of the Trust’s investment portfolio is invested in venture and restricted securities, a portfolio management service that can command higher management fees than those charged by the Investment Adviser pursuant to the Investment Advisory Agreement. The Board also considered financial information provided by the Investment Adviser, including financial statements of the Investment Adviser and a comparison of the Investment Adviser’s profitability with respect to its services for the Trust to the profitability of other investment advisers.  Based on the information provided to and evaluated by the Board, the Board concluded that the fees charged by the Investment Adviser are fair and reasonable in light of the quality and nature of the services provided by the Investment Adviser and that the profitability of the Investment Adviser’s relationship with the Trust has not been excessive. The fees charged by the Investment Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Investment Adviser and the amounts paid under the Investment Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Trust are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Trust grows. The Board considered that the Investment Advisory Agreement provides for breakpoints in the advisory fees so that the Trust will share the benefits of the economies of scale that would inure to the Investment Adviser as the Trust’s assets increase. Given the asset size of the Trust, and as economies of scale are still modest at current Trust asset levels, the Board determined that the Trust’s breakpoint schedule is satisfactory and fair.  The Board also noted that the Investment Adviser has voluntarily agreed to waive advisory fees to which it otherwise would be entitled under the Investment Advisory Agreement for a one-year period, if the Offer is completed.

Under the Advisory Agreement, the Investment Adviser has agreed to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are “affiliated persons” of the Investment Adviser, as that term is defined in the Investment Company Act, or any of its “affiliated persons.” Under the Advisory Agreement, the Trust must pay (or, if Trust expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the organization and operation of the Trust including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, share certificates and Shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment Plan, the Commission, and FINRA fees, fees and expenses of the Trustees who are not “affiliated persons” of the Investment Adviser or any of its “affiliated persons,” accounting and valuation costs, administrator’s fees, membership fees in trade associations, fidelity bond coverage for the Trust’s officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Trust’s Shares for sale in various states, expenses associated with personnel performing exclusively Shareholder servicing functions, certain other organization expenses, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.

Portfolio Management

At the current time, a team of analysts, including Daniel R. Omstead, .Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D., and Jason C. Akus, M.D./M.B.A., are members of the team that makes investments on behalf of the Trust. These members also perform other duties, including making investments on behalf of HQH. Dr. Omstead has overall investment decision responsibility for the Trust and HQH. Each of the members of the team listed below has been on the Trust’s portfolio management team, which is responsible for the day-to-day management of the Trust’s portfolio, since joining the Investment Adviser. Each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the Investment Adviser. He is also President of the Trust and HQH and serves on their Valuation Committees. Before joining the Investment Adviser, Dr. Omstead was President and CEO of Reprogenesis, Inc., a private development stage biotech company developing therapies in the field of regenerative medicine. In 2000, Reprogenesis was merged with two other biotech companies to form Curis, Inc. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development at Cytotherapeutics, Inc., a public biotech company that developed CNS therapies. Before entering the biotech industry, Dr. Omstead was employed for 14 years in the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson and at Merck Sharpe & Dohme Research Laboratories, a division of Merck & Company, Inc. While at Johnson & Johnson, Dr. Omstead participated in the development of Orthoclone OKT3TM, EprexTM/ProcritTM and other biological products. While at Merck, he worked on the development of RecombivaxTM, MefoxinTM, HeartguardTM and other traditional drug products. Dr. Omstead holds Doctoral and Master’s Degrees in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University.

Christopher F. Brinzey, MBA, is Senior Vice President, Research of the Investment Adviser. Mr. Brinzey joined the Investment Adviser in February of 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and life sciences information technology and services. Before joining the Investment Adviser, Mr. Brinzey was a senior analyst for Advest Incorporated’s life sciences research team where he covered and helped to finance a number of companies in the life sciences information technology and eHealth sector. Other prior work experience includes project management and consulting for SunGard Financial Systems, a subsidiary of SunGard Data Systems, a global IT solutions and eProcessing company. Mr. Brinzey received a B.A. in psychology from Hobart College and an MBA from Northeastern University.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the Investment Adviser. Dr. Gentile joined the Investment Adviser in September 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy. Previously Dr. Gentile was Vice President, Technology Program Management at Millennium Pharmaceuticals. At Millennium, Dr. Gentile was responsible for management of all technology platform development programs. Before joining Millennium, Dr. Gentile was Vice President of Product Development at Curis, Inc., a biotechnology company in Cambridge developing products in the area of Regenerative Medicine. From 1997 to 2000, he was Director and then Vice President, Program Management at Reprogenesis, Inc. From 1990-1997 he was employed at CytoTherapeutics, Inc., where he held several scientific and management positions. Dr. Gentile received a B.E. degree in Chemical Engineering from The Cooper Union and a Ph.D. in Chemical Engineering from MIT. Before working in industry, he was a post-doctoral fellow at the Swiss Federal Institute of Technology (ETH) in Zurich, Switzerland. He is also an Adjunct Associate Professor of Biotechnology at Brown University. He has written over 120 peer reviewed publications and holds 30 U.S. patents in the area of biotechnology.

Jason C. Akus, M.D./M.B.A., is Senior Vice President, Research and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the Investment Adviser in July of 2001 after graduating from Tufts with an M.D. and M.B.A. Dr. Akus also graduated from Tufts with a B.S. in Mathematics. During medical school, Dr. Akus consulted for a variety of life sciences information technology companies.

See “Investment Adviser and Investment Advisory Agreement in the S AI for further information about compensation of these persons, management of client assets by these persons and ownership of Trust Shares by these persons.

Code of Ethics

The Board approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Trust and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Trust. See “Code of Ethics” in the SAI.

DESCRIPTION OF THE TRUST

The Trust is a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on February 20, 1992 pursuant to a Declaration of Trust governed by Massachusetts law and commenced operations on May 8, 1992. The Declaration of Trust is referred to in this Prospectus as the “Declaration of Trust” unless the context requires otherwise. The Trust’s principal offices are located at 2 Liberty Square, 9th Floor, Boston, MA 02109.

The Trust’s capitalization consists of an unlimited number of Shares of beneficial interest, $.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution after paying or adequately providing for the payment of all liabilities. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust’s By-laws and the rules of the NYSE.

Shareholders are entitled to one vote for each whole Share held and a proportionate fractional vote for each fractional Share held. The Trust’s Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a classified Board of three classes, whereby one class of Trustees is elected each year.

There were [  ] Shares outstanding as of the Record Date. Assuming that all Rights are exercised pursuant to the Primary Subscription, an additional [  ] Shares will be issued. The Trust may, at its discretion, issue up to an additional 25% of the Shares in the Offer to honor over-subscription requests if sufficient Shares are not available from the Primary Subscription to honor all over-subscriptions.

For information regarding risk factors pertaining to the Trust, see “Risk Factors.”

As of [  ], 2014, to the best of the Trust’s knowledge, and based solely on Schedule 13D/G filings made with the Commission, there was no person who controlled the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Trust, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

The Trust intends to purchase and hold securities for capital appreciation and it is not anticipated that frequent portfolio changes will be made for short-term trading purposes or to take advantage of short-term swings in the market. However, changes may be made in the portfolio consistent with the investment objective and policies of the Trust whenever changes are believed by the Investment Adviser to be in the best interest of the Trust and its Shareholders. Risk factors, particularly those relating to a specific security investment or to the market and economic conditions, may also affect the rate at which the Trust buys and sells its portfolio holdings. The Trust has no fixed policy with respect to portfolio turnover rate. The Trust may engage in short-term trading or portfolio securities, including initial public offerings, which may result in increasing the Trust’s portfolio turnover rate. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of long-term portfolio securities by the average monthly value of the Trust’s long-term portfolio securities. A high rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Trust’s performance. The Trust’s portfolio turnover rate for the fiscal years ended September 30, 2013 and September 30, 2012 was 42.23% and 77.70%, respectively. The decrease in turnover exhibited from 2012 to 2013 resulted in large part from the consistent movement in the price of many of the Trust’s assets during 2013. In periods of consistent upward price movements it is not uncommon to trade less frequently than at other times.

NET ASSET VALUE

The NAV of the Trust’s Shares is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) every day that the NYSE is open. The Trust makes this information available daily by telephone (800) 451-2597, via its web site (www.teklacap.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron’s publish NAVs for closed-end investment companies at least weekly.

NAV is calculated by dividing the value of the securities held by the Trust plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of Shares outstanding at such time.

Securities for which market quotations are readily available are valued at market price. Portfolio securities that are traded on one or more U.S. national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Redeemable securities issued by a registered open-end investment company are valued at net asset value per share. Other securities are valued at the mean between the closing bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Temporary cash investments with maturity of 60 days or less are valued at amortized cost. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange-traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. The prevailing currency exchange rate shall be determined within one hour of when the most recently available exchange rate information has been received based on information obtained from a bank or banks.

Securities that are primarily traded on foreign securities exchanges generally are valued at the last sale price on the exchange on which they are primarily traded. Foreign securities that are primarily traded on the foreign over-the-counter market are generally valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. However, if intervening events result in market volatility that significantly affects the value of any such foreign securities after the close of trading on the relevant foreign market, but before the Trust values its Shares on any particular day on which the Trust is required to value its Shares, the Trust is required to determine the value of such securities at “fair value,” as determined in good faith by or under the direction of the Board.

Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents to determine their current value. In addition, to the extent that the Trust values its foreign securities (other than ADR’s and ADS’s) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the Trust’s net asset value may not take place contemporaneously with the valuation of foreign securities held by the Trust.

The value of any security or other asset for which market quotations are not readily available shall be determined in a manner that most fairly reflects the security’s (or asset’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (1) the type of the security; (2) the size of the holding (including percent of outstanding securities of issuer held by the Trust); (3) the initial cost of the security; (4) the existence of any contractual restrictions on the security’s disposition and the time to freedom from such restrictions; (5) the price and extent of public trading in similar securities of the issuer or of comparable companies; (6) quotations or prices from broker-dealers and/or pricing services; (7) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (8) an analysis of the company’s financial statements; (9) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security); and (10) with respect to certain Restricted Securities, the price of securities in a subsequent round of financing of an issuer in an arm’s-length transaction, if the round includes a new third party investor.

Sometimes a “significant valuation event” may cause the market value of a security to differ from the fair market value of that security. A “significant valuation event” is an event that causes or is likely to cause a market quotation to be unavailable or unreliable, and may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; market disruptions or closings caused by human error, equipment failures, natural disasters, armed conflicts, acts of God, governmental actions or other developments, as well as the same or similar events which may affect specific issues or the securities markets even though not tied directly to the securities markets. A significant valuation event occurring after the close of trading but before the time of valuation may mean that the closing price for the security does not constitute a readily available market quotation. If a significant valuation event has occurred, the security will be valued at fair value as determined in good faith by the Board in accordance with the procedures established by the Board and herein described. Such valuations and procedures will be reviewed periodically by the Board.

The fair value of investments for which no market exists cannot be precisely determined. With respect to securities of a company in its early stage of development, valuation will typically be based upon the original cost to the Trust. This methodology will typically be used until significant developments affecting the portfolio company provide a basis for a change in valuation. The status of portfolio companies is monitored for progress against plan, advancement of the stage of product development, and other factors. When revenues and earnings are present they are monitored. Valuation changes are event driven. When an appropriate event occurs (e.g., the completion of a third party transaction or a significant change in business model) valuation is changed accordingly. In addition, the Trust will typically base changes in valuation on actual transactions or on actual firm offers by sophisticated independent investors unaffiliated with the Adviser. Legal or contractual restrictions on the sale of portfolio securities by the Trust will be considered in the valuation of such securities.

Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

DIVIDENDS AND DISTRIBUTIONS

The Trust expects to distribute to Shareholders annually dividends of all or a portion of its investment company taxable income, if any. For federal income tax purposes, the Trust is required to distribute substantially all of its investment company taxable income, if any, for each year. Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, may be distributed or may be retained at the discretion of the Board. “Investment company taxable income,” as used herein, includes all interest and other ordinary income earned by the Trust on its portfolio holdings and net short-term capital gains in excess of net long-term capital losses, less the Trust’s expenses. See “Taxation—Distributions.”

Various factors will affect the level of the Trust’s income, including the asset mix, the performance of the companies represented in the Trust’s portfolio, and the Trust’s use of hedging and fluctuations in the rate of exchange between foreign currencies and the U.S. dollar to the extent the Trust has invested in Foreign Securities. Notices will be provided in accordance with Section 19(a) of the Investment Company Act.

Quarterly Distribution Policy

The Trust has a managed distribution policy with respect to the Trust’s Shares pursuant to which the Trust currently makes quarterly distributions to its Shareholders equal to 2.0% of the Trust’s net asset value. The Board adopted the policy in May, 1999, and since then the Trust has made quarterly distributions at a rate of 2.00% of the Trust’s net assets, except for the periods from August 4, 2009, to April 5, 2010 (during which distributions were suspended) and from April 5, 2010, to November 1, 2010 (during which the Trust made quarterly distributions at a rate of 1.25% of the Trust’s net assets). If, for any taxable year, the total distributions required for the Trust’s distribution policy exceed the Trust’s annual investment company taxable income and net long-term capital gains, the excess will generally be treated as a return of capital (up to the amount of the Shareholder’s adjusted tax basis in his or her Shares). The amount treated as a tax-free return of capital will reduce a Shareholder’s adjusted basis in his or her own Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her Shares. The current distribution policy is to declare distributions in Shares. Distributions will automatically be paid in newly-issued full Shares of the Trust plus cash in lieu of any fraction of a Share, unless otherwise instructed by the Shareholder. If a Shareholder elects to receive a distribution in cash, rather than in Shares, the Shareholder’s relative ownership in the Trust will be reduced.

If the Trust’s investment company taxable income and net long-term capital gains for any taxable year or calendar year exceed the amount required to be distributed under the distribution policy, the Trust will at a minimum make distributions necessary to permit it to qualify for treatment as a regulated investment company under the Code. The Trust has the discretion to retain for reinvestment net long-term capital gains in excess of net short-term capital losses, to the extent that it does not need to distribute these gains to meet its managed distribution obligation or tax requirements. Any retained gains may be subject to taxation, although Shareholders may receive credit for taxes paid by the Trust. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

This distribution policy may, under certain circumstances, have certain adverse consequences to the Trust and its Shareholders. To make such distributions, the Trust may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Trust’s quarterly distribution policy may be changed by the Board without Shareholder approval.

The Trust’s most recent distribution of $0.42 per Share was payable to Shareholders of record on March 3, 2014. That distribution was paid in Shares and cash (if elected by a Shareholder) on March 31, 2014. For the 2013 calendar year, the Trust distributed a total of $1.39 per Share. The first regular quarterly distribution to be paid on Shares acquired upon exercise of Rights will be the first quarterly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to Shareholders of record on May 28, 2014 which is payable on June 30, 2014.

Dividend Reinvestment Plan

Since the Trust’s managed distribution policy was adopted in May 1999, the Trust’s distributions have been made under the managed distribution policy rather than the Dividend Reinvestment Plan (the “Plan”). The Plan is currently inactive.

Under the Plan each Shareholder holding Shares of the Trust would automatically be a participant in the Trust’s Plan, unless the Shareholder elects not to participate in the Plan. Under the Plan, whenever the Trust declared a distribution of dividends and capital gains payable in Shares or cash, the distribution of dividends and capital gains was automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), in whole or fractional Shares of the Trust, as the case may be, for the accounts of the participating Shareholders. Shareholders who specifically elected not to participate in the Plan received all distributions of dividends and capital gains in cash paid by check in U.S. dollars mailed directly to the Shareholders (or if the Shares are held in street or other nominee name, then to the nominee) by the Dividend Disbursing Agent. Shareholders may receive more detailed information regarding the Plan from the Plan Agent.

The Plan Agent served as agent for the Shareholders in administering the Plan. Participants in the Plan would receive Shares valued on the valuation date, generally at the lower of market price or NAV per Share except as specified below. The valuation date would be the dividend or distribution payment date or a date determined by the Board. Whenever the market price per Share equaled or exceeded NAV per Share on the valuation date, participants would be issued Shares at the greater of (i) NAV per Share or (ii) 95% of the then-current market price of the Shares. If the NAV of the Shares on the valuation date exceeded the market price of the Shares at that time, participants would receive Shares from the Trust valued at the market price. The market price of the Shares on a particular date was the last sales price on the NYSE on that date or, if no sale occurred on the NYSE on that date, then the mean between the closing bid and asked quotations for the Shares on the NYSE on such date; and NAV per Share on a particular date was determined by or on behalf of the Trust.

Experience under the Plan may indicate that changes are desirable. Accordingly, the terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Trust at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 90 days before the effective date of the change. All correspondence concerning the Plan should be directed to the Plan Agent, Computershare Trust Company, N.A. at 250 Royall Street, Canton, MA 02021. Shareholders may also contact the Plan Agent toll-free by telephone at 800-426-5523.

TAXATION

The following discussion is based upon the advice of Dechert LLP, counsel for the Trust, and is a general summary of the principal U.S. federal income tax considerations regarding an investment in the Trust. The discussion is based on laws, regulations, rulings and decisions currently in effect, all of which are subject to change (possibly with retroactive effect) or different interpretations. The discussion below does not purport to deal with all of the federal income tax consequences applicable to the Trust, or to all categories of investors, some of which may be subject to special rules. Each Shareholder is urged to consult with his or her own tax adviser with respect to the specific federal, state, local, foreign and other tax consequences of investing in Shares of the Trust.

Taxation of the Trust

The Trust intends to qualify and has elected to be treated each taxable year as a regulated investment company (“RIC”) under the Code. The principal federal income tax benefits of qualifying as a RIC, as compared to an ordinary taxable corporation, are that a RIC generally is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed to its shareholders, and that the character of long-term capital gains which are recognized and properly designated by a RIC flows through to its shareholders, who receive (or are deemed to receive) distributions of such income. However, the Trust would be subject to corporate income tax (currently at a maximum marginal rate of 35%) on any undistributed income.

Distributions

Dividends paid from Investment Company taxable income generally will be taxable to Shareholders as ordinary income whether paid in cash or reinvested in the Trust’s Shares. The Trust intends to distribute to its Shareholders substantially all of its investment company taxable income (including distributions of net short-term capital gains), if any, for each year. It is anticipated that the Trust’s income distributions will be paid annually in additional Shares unless the Shareholder elects payment in cash.

A portion of the dividends paid by the Trust may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Trust distribution is treated as qualified dividend income to the extent that the Trust receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Trust and the Shareholder. Trust distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and distributions from certain non-U.S. corporations.

If a portion of the Trust’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends-received deduction provided that certain holding period and other requirements are met by both the Trust and the corporate Shareholder.

Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses designated by the Trust as capital gain dividends will be taxable to Shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust’s Shares, regardless of how long the Shareholders have held the Trust’s Shares, and will not be eligible for the dividends received deduction for corporations.

Each year, Shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Trust and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Gain or loss realized upon the sale or exchange of Shares will be a capital gain or loss if the Shares are capital assets in the Shareholder’s hands and generally will be long-term or short-term, depending upon the Shareholder’s holding period for the Shares. You should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the Shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Trust and net gains from redemptions or other taxable dispositions of Trust Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If a Shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the taxpayer identification number listed on the account is incorrect according to their records or that the Shareholder is subject to backup withholding, federal law generally requires the Trust to withhold 28% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Trust to withhold up to 30% or the applicable tax treaty rate from ordinary dividends paid to certain nonresident alien and other non-U.S. Shareholder accounts.

This is a brief summary of some of the tax laws that affect an investment in the Trust. Moreover, the foregoing does not address the many factors that may determine whether an investor will be liable for the federal alternative minimum tax. Please see the SAI and a tax adviser for further information.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND
DISBURSING AGENT, REGISTRAR, AND SUBSCRIPTION AGENT

The Trust’s securities and cash are held under a custodian contract by State Street Bank and Trust Company (the “Custodian”), whose principal business address is One Lincoln Street, Boston, MA 02111. The Custodian also performs certain accounting related functions for the Trust, including calculation of NAV and net income.

State Street Bank and Trust Company (the “Administrator”) also serves as administrator to the Trust pursuant to an Administration Agreement. Under the Administration Agreement, the Trust’s assets are combined with assets of HQH. The combined assets are charged fee computed and payable monthly at an annual rate of (i) .034% of the first $150 million; (ii) .024% of the next $150 million; and (iii) .014% on assets in excess of $300 million, subject to annual minimum fee of $77,500. The Administrative Agreement covers administrative costs including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement.

Computershare Inc. serves as Dividend Disbursing Agent. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., serves as (1) the Plan Agent for the Trust’s Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Trust Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 250 Royall Street, Canton, MA 02021.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Trust by Dechert LLP, One International Place, 40th Floor, 100 Oliver Street, Boston, MA 02110.

EXPERTS

The Trust’s financial statements as of and for the fiscal year ended September 30, 2013, incorporated by reference in the SAI, have been incorporated in reliance on the report thereon of Deloitte & Touche LLP, an independent registered public accounting firm, given on the authority of such firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS

The Trust will send unaudited semiannual reports and audited annual reports, including a list of investments held, to Shareholders.

ADDITIONAL INFORMATION

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information filed by the Trust can be inspected and copied (at prescribed rates) at the public reference facilities of the Commission, 100 F Street, NE, Washington, DC 20549. The Trust’s Shares are listed on the NYSE. Reports, proxy statements and other information concerning the Trust can also be inspected and copied at the Library of the NYSE, 20 Broad Street, New York, NY 10005.

This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and appendices thereto, the “Registration Statement”) filed by the Trust with the Commission under the Securities Act and the Investment Company Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Trust and the Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the Commission.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Trust to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Trust nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, the Trust undertakes to supplement this Prospectus to reflect any material changes to the Trust after the date of this Prospectus.

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE TRUST’S INVESTMENT ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE SHARES OF BENEFICIAL INTEREST OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE SHARES OF BENEFICIAL INTEREST BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY SUCH PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME AFTER THE DATE HEREOF. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THE PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY.

[  ] SHARES

H&Q LIFE SCIENCES INVESTORS

ISSUABLE UPON EXERCISE OF NON-TRANSFERABLE

RIGHTS TO SUBSCRIBE FOR SUCH SHARES

PROSPECTUS

[  ], 2014

The information contained in this Statement of Additional Information is not complete and may be changed.

We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

H&Q Life Sciences Investors

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

[  ], 2014

H&Q Life Sciences Investors (the “Trust”) is a diversified, closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Trust’s investment objective is to seek long-term capital appreciation by investing primarily in equity and related securities (including securities subject to legal or contractual restrictions as to resale) of U.S. and foreign companies principally engaged in the development, production or distribution of products or services related to scientific advances in healthcare (including biotechnology, pharmaceuticals, diagnostics, managed healthcare and medical equipment, hospitals, healthcare services and information technology, devices and supplies), agriculture and environmental management (“Life Sciences Companies”). The Trust will invest primarily in securities of U.S. and foreign companies that generally are believed by the Investment Adviser to have significant potential for above-average, long-term growth in revenues and earnings. The Trust may invest in securities of emerging growth Life Sciences Companies, some of which may offer limited products or services or which are at the research and development stage with no marketable or approved products or technologies. The Trust may also invest up to 40% of its net assets in venture capital or other securities subject to legal or contractual restrictions as to resale (“Restricted Securities”). Such securities may be acquired in connection with venture capital opportunities, as well as in private placements of public companies. The Trust may also invest in the securities of large, well-known companies with existing products in the life sciences industries. No assurance can be given that the Trust will achieve its investment objective. The Trust’s investment adviser is Tekla Capital Management LLC (the “Investment Adviser”).

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated [  ], 2014 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing shares of beneficial interest (“Shares”) of the Trust, and investors should obtain and read the Prospectus prior to purchasing Shares. A copy of the Prospectus may be obtained without charge, by calling the Information Agent at [  ]. This SAI incorporates by reference the entire Prospectus.

The Prospectus and this SAI omit certain of the information contained in the Trust’s registration statement filed with the Securities and Exchange Commission (the “Commission”). Information about the Trust can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Call (202) 942-8090 for information on the operation of the Public Reference Room. This information is also available in the Commission’s Internet site at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

ADDITIONAL INFORMATION ABOUT INVESTMENTS,

INVESTMENT TECHNIQUES AND RISKS

Some of the different types of securities, in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under “Investment Objectives and Policies” and “Risk Factors.” Additional information concerning certain of the Trust’s investments, investment techniques and investment restrictions is set forth below. The Trust may utilize the following investment practices:

Short Sales

In furtherance of its objective of capital appreciation, the Trust may effect short sales of any securities that it has the authority to purchase, subject to the limitation that the Trust will not affect a short sale if, as a result of such sale, the current market value of securities sold short would exceed 25% of the Trust’s net assets. Short sales are transactions in which the Trust sells a security it does not own in anticipation of an expected decline in the price of that security. In such a transaction, the Trust must borrow the security to make delivery to the buyer. The Trust is obligated to replace the borrowed security and may realize a gain if it purchases the security for replacement at a lower price. However, the price at which the Trust purchases the security may be more or less than the price at which the security was sold. The Trust will incur a loss as a result of a short sale if the cost of purchasing the borrowed security, and transaction and carrying costs associated with the short sale, are more than the amount realized from the short sale. Although the Trust’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

If the Trust borrows a security in order to enter into a short sale, the proceeds of the short sale will be retained by a broker, as security for the borrowing to the extent necessary to meet margin requirements, until the short position is closed out. The Trust is also required to pay to the lender of the security the amount of any dividends or interest paid on the borrowed security. To borrow the security, the Trust also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or dividends or interest paid on the borrowed security that the Trust may be required to pay in connection with the short sale.

A short sale “against the box” is a transaction in which the Trust enters into a short sale of a security that the Trust owns or has the right to acquire at no additional cost. The proceeds of a short sale are held by a broker until the Trust delivers the security to close the short position, at which time the Trust will receive the net proceeds from the sale. The diversification requirements applicable to the Trust to maintain its status as a regulated investment company under the federal income tax laws may limit the extent to which the Trust will be able to engage in short sales. See “Taxation”.

When the Trust engages in short sales other than “against the box,” the Trust will “cover” its position. For example, the Trust may cover by holding a call option on the security sold short having a strike price no higher than the price at which the security was sold or, the Trust may maintain in an account with its custodian a segregated amount of cash or U.S. Government Securities, high quality debt obligations or other liquid securities equal to the excess of (1) the market value of the securities sold short at the time they were sold short, over (2) any cash, U.S. Government Securities, high quality debt obligations or other liquid securities required by the broker to be deposited as collateral in connection with the short sale (not including the proceeds from the short sale). Until the borrowed security is replaced, the Trust will maintain this account at a level so that the amount deposited in the account, plus the collateral deposited with the broker, will equal the current market value of the securities sold short, but not less than the market value of the securities at the time they were sold short.

When-Issued and Delayed Delivery Transactions

The Trust may purchase securities on a “when issued” basis or a “delayed delivery” basis. “When-issued” securities are securities whose terms are available and for which a market exists, but which are not available for immediate delivery. “Delayed delivery” transactions are those in which the Trust purchases a security but settlement of the transaction is to occur after the customary settlement date. The Trust will enter into such transactions for the purpose of acquiring securities that it wishes to purchase but that are not currently available for purchase. The Trust may dispose of a commitment to purchase prior to settlement. However, the Trust does not intend to make such purchases for speculative purposes. When such transactions are negotiated, the purchase price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment and settlement, no payment is made for the securities purchased, and no interest or dividends accrue to the Trust. However, the securities are subject to market fluctuation, and the value at settlement may be less than the purchase price. While awaiting settlement, the Trust will cover its position consistent with Commission guidelines. For example, the Trust could maintain in a segregated account cash, U.S. Government Securities, high quality debt obligations or other liquid securities having a value at least equal to its purchase commitments. The commitment to purchase a security for which payment will be made on a future date may be

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deemed a separate security and involves a risk of loss if the security declines prior to the settlement date, which risk is in addition to the risk of decline of the Trust’s other assets.

Repurchase Agreements

A repurchase agreement is an agreement under which the Trust acquires a security subject to the obligation of the seller to repurchase and the Trust to resell such security at a fixed time and price (representing the Trust’s cost and interest). It is the Trust’s present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government Securities and money market instruments. Repurchase agreements may also be viewed as loans made by the Trust, which are collateralized by the securities subject to repurchase. The Trust intends to take possession of collateral, and the Investment Adviser will monitor repurchase transactions to ensure that the value of the underlying securities will at all times be at least equal to the total amount of the repurchase obligation, including the interest factor. If the seller defaults the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Trust may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Trust is treated as an unsecured creditor and required to return the underlying collateral to the seller. The Trust may not enter into repurchase agreements with respect to more than 10% of its net assets.

Loans of Portfolio Securities

In an attempt to make productive use of its assets, the Trust may lend its portfolio securities, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 33 1/3% of the Trust’s net assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. When the Trust lends a security, it is entitled to receive substitute payments in the amount of any dividends or interest on the loaned security and also receives one or more of: (i) a negotiated loan fee; (ii) interest on securities used as collateral for the loan; or (iii) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower of the security. The Trust may also pay reasonable finder’s, custodian and administrative fees. The terms of the Trust’s loans of securities must meet certain requirements under the Internal Revenue Code of 1986, as amended, such as providing that the Trust may terminate the loan upon no more than five days’ notice, and must permit the Trust to reacquire loaned securities in time to vote on any important matter. The Trust will make such loans only to banks and dealers with which it may enter into repurchase agreements. If the borrower fails to return the loaned security, the Trust’s risks include: (1) any costs in disposing of the collateral; (2) loss from a decline in value of the collateral to an amount less than 100% of the securities loaned; (3) being unable to exercise its voting or consent rights with respect to the security; (4) any loss arising from the Trust being unable to settle a sale of such securities in a timely manner; and (5) the inability of the Trust to reacquire the loaned securities.

Hedging

In order to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging strategies. The Trust will engage in hedging activities from time to time in the Investment Adviser’s discretion, and may not necessarily be engaging in such activities when movements in the securities markets, foreign exchange rates, or interest rates that could affect the value of the assets of the Trust occur. The Trust’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (“CFTC”) and the federal income tax requirements applicable to regulated investment companies.

Although the Trust believes that use of such strategies will benefit the Trust, if the Investment Adviser’s judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect the Trust’s overall performance could be poorer than if it had not pursued those strategies. Moreover, changes in the value of the instruments that the Trust purchases to hedge its portfolio securities may not correlate precisely with changes in the value of the portfolio securities the Trust is attempting to hedge. In addition, in situations where the Trust has insufficient cash, it may have to sell assets from its portfolio to meet margin requirements at a time when it may be disadvantageous to do so. The Trust’s hedging activities may also result in a higher portfolio turnover rate and additional brokerage costs.

Options on Securities. The Trust may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any security the change in value of which has positive or negative correlation with the changes in value of the Trust’s portfolio securities.

Purchasing Put and Call Options. By purchasing a call option on a security, the Trust will obtain the right to buy the securities underlying the option from its counterparty at a specified exercise price prior to or at the expiration of the option. The Trust might for example, purchase call options in anticipation of an increase in the price of the security. Conversely, when the Trust

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purchases a put option on a security it gives the Trust the right to sell the securities underlying the option to its counterparty at the exercise price prior to or at the expiration of the option. The Trust might for example, purchase put options in anticipation of a decline in the market value of securities in its portfolio (or which the Trust intends to or has the right to acquire).

In case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions.

Writing Put and Call Options. When the Trust sells (writes) put and call options, it receives a premium as the writer of the option. By selling (writing) a call option, the Trust will obligate itself to sell the securities underlying the option to its counterparty at the specified exercise price prior to or at the expiration of the option if it is assigned an exercise notice. If the price of the underlying securities at expiration of the option is below the exercise price, the Trust will retain the full amount of the option premium. That amount, less the commission paid for the option, provides a partial hedge against any decline that may have occurred in the Trust’s portfolio securities. During the term of the option, however, a covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying securities increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, by selling (writing) a put option, the Trust obligates itself to buy the securities underlying the option from its counterparty at the exercise price prior to or at the expiration if it is assigned an exercise notice. Writing a put option constitutes a partial hedge against increasing prices of securities the Trust intends to purchase. If the price of the securities at the expiration of the option is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase. A secured put writer, however, retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option.

Closing Purchase or Sale Transactions. Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable another call option on the underlying security (with either a different exercise price or expiration date or both) to be written. If the Trust is not able to enter into a closing transaction or an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into or the option is exercised or expires.

The Trust’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that a liquid market will exist, particularly in the case of OTC options, since OTC options will generally be closed out only by entering into a closing transaction with a dealer. In the case of OTC options, the Trust is also subject to the credit risk associated with its counterparties.

Stock Index Options. The Trust may purchase and sell (write) options on stock indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option.

The Trust will enter into transactions in index options for a number of reasons including, for example, to hedge against adverse price movements in the stock market generally or in particular market segments. If the Investment Adviser anticipates a general market decline, the Trust could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Trust’s portfolio securities would be offset to the extent of the increase in the value of the put option. If the Investment Adviser anticipates a market rise, the Trust may purchase a stock index call option to enable the Trust to participate in the rise until the Trust completes anticipated purchases of securities. Purchasing and selling stock index options may also enable the Investment Adviser to achieve changes in equity positions more efficiently. Stock index options involve risks similar to those associated with options on securities. Because exercises of stock index options are settled in cash, however, call writers such as the Trust cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts

Futures Contracts. The Trust may enter into contracts for the purchase or sale for future delivery (a “futures contract”) of baskets of securities, financial indices, financial instruments or foreign currencies. The Trust would purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time.

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Options on Futures Contracts. Upon exercise of a call option, the Trust receives a long position in the underlying futures contract. As with the purchase of futures contracts, when the Trust is not fully invested it may purchase a call option on a futures contract to hedge against a market advance in which it would not otherwise participate. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. Upon exercise of a put option, the Trust receives a short position in the underlying futures contract. For example, the Trust may purchase a put option on a futures contract to hedge the Trust’s portfolio against the risk of declining securities values. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the components of the futures contract, whereas the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the financial instrument which is deliverable upon termination of the futures contracts. If the options expire unexercised, the Trust will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase. If a put or call option the Trust has written is exercised, the Trust will incur a loss which will be reduced by the amount of the premium it receives.

Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin on U.S. exchanges may range from approximately 1% to approximately 10% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of “variation margin” may be required, a process known as “mark to the market”.

Regulatory Limitations on the Use of Futures Contracts and Options on Futures Contracts. Regulations of the CFTC applicable to the Trust currently require that the Trust limits its transactions in commodity futures or commodity options and swaps such that either (i) the aggregate initial margin and premiums required to establish such positions (excluding positions established solely for bona fide hedging purposes) will not exceed 5% of the liquidation value of the Trust or (ii) the aggregate net notional value of such positions (excluding positions established solely for bona fide hedging purposes) does not exceed 100% of the liquidation value of the Trust. The Investment Adviser reserves the right to comply with such different standard as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

Considerations Concerning Futures Contracts and Options on Futures Contracts. Futures contracts entail special risks. The ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) investor’s obligations to meet additional variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures markets. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction. The Trust’s ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Trust generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.

Exchange Rate Risk

The Trust may enter into forward foreign currency exchange contracts (“forward contracts”) and may purchase and sell (or write) exchange-traded or OTC options on currencies, foreign currency futures contracts and options on foreign currency futures contracts to protect against a decline in the U.S. Dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. The accurate projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward Contracts. A forward contract obligates one party to purchase and the other party to sell a definite amount of a given foreign currency at some specified future date. In some circumstances the purchase or sale of appropriate forward contracts may help offset declines in the U.S. Dollar equivalent value of the Trust’s foreign currency denominated assets and income available for distribution to the Trust’s Shareholders that result from adverse changes in the exchange rate between the U.S. Dollar and the various foreign currencies in which the Trust’s assets or income may be denominated. The U.S. Dollar equivalent value of the principal of and rate of return on foreign currency denominated securities will decline if the exchange rate of the U.S. Dollar rises in relation to that currency. Such declines could be partially or completely offset by an increase in the value of a forward contract on that foreign currency.

While the use of foreign currency forward contracts may protect the Trust against declines in the U.S. Dollar equivalent value of its assets, their use will reduce the possible gain from advantageous changes in the value of the U.S. Dollar against particular currencies in which their assets are denominated. Moreover, the use of foreign currency forward contracts will not eliminate

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fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the assets held in the portfolio and the use of such techniques will subject the Trust to certain risks.

The foreign exchange markets can be highly volatile, subject to sharp price fluctuations. In addition, trading forward contracts can involve a degree of leverage. As a result, relatively small movements in the rates of exchange between the currencies underlying a contract could result in immediate and substantial losses to the Trust. Trading losses that are not offset by corresponding gains in assets being hedged could sharply reduce the value of the Trust’s portfolio.

Options on Foreign Currencies. Similarly, the Trust may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the U.S. Dollar equivalent value of its portfolio securities or payments due thereon or a rise in the U.S. Dollar equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price. Where currency exchange rates do not move in the direction or to the extent anticipated, however, the Trust could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

As with options on securities or futures contracts, the Trust may write options on foreign currencies in order to receive a premium that may wholly or partially offset any declines in the value of its portfolio securities denominated in foreign currencies. When the Trust writes options on foreign currencies, the Trust also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Futures Contracts and Options on Futures Contracts on Foreign Currencies. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Trust must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the Trust will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Adviser’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Trust because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, whereas use of the underlying futures contract would not result in a loss.

Coverage Requirements

All options on securities, securities indices, other indices and foreign currencies written by the Trust are required to be covered. When the Trust writes a call option during the life of the option, the Trust may own or have the contractual right to acquire the securities or foreign currency subject to the option, or may maintain with the Trust’s custodian in a segregated account cash, U.S. Government Securities, other appropriate high quality liquid debt obligations or other liquid securities in an amount at least equal to the market value of the securities or foreign currency underlying the option or may utilize any other instrument or transaction consistent with Commission guidelines. When the Trust writes a put option, the Trust may maintain with the Trust’s custodian in a segregated account cash, U.S. Government Securities, other appropriate high quality debt obligations or other liquid securities in an amount at least equal to the exercise price of the option or may utilize any other instrument or transaction consistent with Commission guidelines.

All futures and forward currency contracts purchased or sold by the Trust are also required to be covered. When the Trust purchases a futures or forward currency contract, the Trust will maintain with the Trust’s custodian in a segregated account an amount of cash, U.S. Government Securities, other appropriate high quality liquid debt obligations or other liquid securities so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, if applicable, equals the market value of the futures or forward currency contract or may utilize any other instrument or transaction consistent with Commission guidelines.

When the Trust sells a futures or forward currency contract, during the life of the futures or forward currency contract, the Trust will own or have the contractual right to acquire the securities or foreign currency subject to the futures or forward currency

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contract, or will maintain with the Trust’s custodian in a segregated account cash, U.S. Government Securities, other appropriate high quality liquid debt obligations or other liquid securities in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract or may utilize any other instrument or transaction consistent with Commission guidelines.

If the market value of the contract moves adversely to the Trust, or if the value of the securities in the segregated account declines, the Trust will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental restrictions, which, like its investment objective, may not be changed without the affirmative vote of the holders of a majority of the Trust’s outstanding Shares. As used in this Prospectus, a “majority of the Trust’s outstanding Shares” means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares. The Trust may not:

1. With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Trust, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in U.S. Government Securities.

2. Purchase or sell physical commodities or physical commodities contracts.

3. Purchase or sell real estate; provided that the Trust may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

4. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio securities, the Trust may be deemed an underwriter under federal or state securities laws.

5. Issue senior securities or borrow amounts in excess of 10% of its net assets at the time of borrowing, and then only from banks (except in the case of reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes or for the repurchase of its securities. The Trust will not repurchase its securities during periods when it has outstanding borrowings in excess of 5% of its net assets. The Trust will not borrow for investment purposes.

6. Make loans of money, which for the purposes of this restriction does not include the purchase of debt obligations in which the Trust may invest consistent with its investment objective and policies. The Trust reserves the authority to enter into repurchase agreements and to make loans of its portfolio securities to qualified institutional investors, brokers, dealers, banks or other financial institutions, so long as the terms of the loans are not inconsistent with the requirements of the Investment Company Act. Such loans of portfolio securities may not exceed an aggregate amount of 33 1/3% of the Trust’s net assets.

7. Purchase securities of other investment companies, if (a) more than 10% of its total assets would be invested in securities of other investment companies, (b) more than 5% of its total assets would be invested in the securities of any one investment company, or (c) the Trust would own more than 3% of any other investment company’s securities.

8. Invest less than 25% of its net assets in securities of Life Sciences Companies in the healthcare industry, except that, during periods in which the Investment Adviser believes the healthcare industry is affected by adverse economic conditions, the Trust may temporarily have less than 25% of the value of its net assets so invested.

Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

TRUSTEES AND OFFICERS

Overall responsibility for general oversight of the Trust rests with the Board of Trustees (the “Board”). The Board is comprised of seven individuals, six of whom are not “interested persons” of the Trust (as that term is defined in Section 2(a)(19) of the Investment Company Act) (“Independent Trustee”). The Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation as Chairman does not impose any obligations or standards greater than or different from other Trustees.

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The Board holds regular quarterly meetings each year to consider and address matters involving the Trust. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established Audit, Governance and Nominating, Valuation and Qualified Legal Compliance Committees to assist the Board in the oversight of the management and affairs of the Trust. All of the members of these Committees are Independent Trustees, except for Dr. Omstead, who serves on the Valuation Committee. From time to time the Board may establish additional committees or informal working groups to deal with specific matters.

The Trust is subject to a number of risks including investment, compliance, operational and valuation risks. Although the Investment Adviser and the officers of the Trust are responsible for managing these risks on a day-to-day basis, the Board has adopted, and periodically reviews, policies and procedures designed to address these risks. As part of its regular oversight of the Trust, the Board, directly or through a Committee, interacts with the Trust ‘s Chief Compliance Officer, the Trust’s independent public accounting firm, and legal counsel to the Trust. These interactions include discussing the Trust’s risk management and controls with the independent registered public accounting firm engaged by the Trust, reviewing valuation policies and procedures and the valuations of specific restricted securities, and receiving periodic reports from the Trust’s Chief Compliance Officer regarding compliance matters relating to the Trust and its major service providers, including results of the implementation and testing of the Trust’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide information to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Trust’s risk management from time to time and may change the manner in which it fulfills its oversight responsibilities at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Trust because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

The Trust’s Declaration of Trust provides that the Trust will indemnify Trustees and officers and may indemnify employees and agents of the Trust against liabilities and expenses incurred in connection with claims or litigation in which they may be involved because of their offices with the Trust. However, nothing in the Declaration of Trust or the By-laws of the Trust protects or indemnifies a Trustee, officer, employee or agent against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The names of the Trustees and officers of the Trust, their addresses, ages and principal occupations during the past five years, and, in the case of the Trustees, their positions with certain other organizations and publicly-held companies, are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) of the Trust or the Investment Adviser are included in the table titled “Interested Trustees.” Trustees who are not interested persons as described above are referred to as “Independent Trustees”. The Trust and H&Q Healthcare Investors (“HQH”), another closed-end investment company advised by the Investment Adviser, are the only two portfolios in the Fund Complex.

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Trustees

Name, Address (1) and Date of Birth	Position(s) held with Trust, Term of Office (2) and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Trust complex Overseen by Trustee
Independent Trustees:
Michael W. Bonney 8/1958	Trustee (since 2011)	Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (since 2012); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2003-2012); President, Cubist Pharmaceuticals, Inc. (2002-2003); Director, NPS Pharmaceuticals, Inc. (since 2005); Chairman of the Board of Trustees, Bates College (since 2010); Trustee, Bates College (since 2002); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (since 2009).	2
Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2007)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Advisory Committee Member, Department of Biotechnology, Government of India (2004 - 2009). Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2011).	2
Oleg M. Pohotsky 3/1947	Trustee (since 2000) Chairman (since 2012)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board of Advisers, Kaufman & Co. LLC (since 2008); Director, Avangard Investment Holdings (since 2010); Director, New America High Income Fund, Inc. (since 2013).	2
William S. Reardon, CPA 6/1946	Trustee (since 2010)	Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc. (since 2002); Director, Synta Pharmaceuticals, Inc. (since 2004).	2

Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1992)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	2

Lucinda H. Stebbins, CPA 11/1945	Trustee (since 2006)	Independent Consultant, Deutsche Bank (since 2004); Director, Bald Peak Land Company, (since 2008); Trustee, Massachusetts Hospital School (1997-2008).	2

Interested Trustee:
Daniel R. Omstead, Ph.D. (3) 7/1953	President (since 2001) Trustee (since 2003)	President of the Fund and H&Q Healthcare Investors (since 2001); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director, AlterG, Inc. (since 2013); Director, Magellan Diagnostics, Inc. (since 2006); Director, Palyon Medical Corporation (since 2009); Director, Dynex Corporation (since 2012); Director, IlluminOss Medical, Inc. (since 2012).	2

(1)  The address for each Trustee is: H&Q Life Sciences Investors, 2 Liberty Square, 9th Floor, Boston, Massachusetts, 02109, 617-772-8500.

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(2)  Each Trustee currently is serving a three year term.

(3)  Trustee considered to be an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”) through his position or affiliation with the Investment Adviser.

The Board believes that each Trustee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Trust’s investment adviser, the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform the duties of a trustee effectively has been attained and enhanced through the Trustee’s education, professional training and other life experiences, such as business, consulting or public service positions and through experience from service as a member of this Trust’s Board and that of HQH, public companies, or non-profit entities or other organizations.

Michael W. Bonney: Mr. Bonney is the Chief Executive Officer and member of the Board of Directors of Cubist Pharmaceuticals, Inc., providing the Trust with valuable insight into operating matters relating to biotech companies and the overall healthcare industry. He serves on the Valuation Committee and is Chairman of the Governance and Nominating Committee of the Trust. Mr. Bonney is also a Director and Governance and Nominating Committee Chair of NPS Pharmaceuticals, Inc., is Chairman of the Board of Trustees of Bates College and is a Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA). He holds a BA degree from Bates College.

Rakesh K. Jain, Ph.D.: Dr. Rakesh Jain is the Andrew Werk Cook Professor of Tumor Biology in the Department of Radiation Oncology at Harvard Medical School and the Director of the Edwin L. Steele Laboratory of Tumor Biology at Massachusetts General Hospital, providing the Trust with a valuable perspective on emerging life sciences technologies. Dr. Jain co-founded XTuit Pharmaceuticals, Inc. in 2011, where he also serves as a board member. He serves on the Governance and Nominating Committee of the Trust. Prior to joining Harvard, he was professor of chemical engineering at Columbia University and Carnegie Mellon University. Dr. Jain is regarded as a pioneer in the fields of tumor biology, drug delivery, in vivo imaging and bioengineering. Dr. Jain has authored more than 570 publications. He serves on advisory panels to government, industry and academia, and has served or continues to serve on editorial advisory boards of twenty journals, including Journal of Clinical Oncology and Nature Reviews Clinical Oncology. He has received more than 50 major awards and lectureships, including a Guggenheim Fellowship, the Humboldt Senior Scientist Award, the National Cancer Institute’s Research Career Development Award and Outstanding Investigator Grant, the Academic Scientist of the Year Award from the Pharmaceutical Achievements Awards, the Distinguished Service Award from Nature Biotechnology and the Innovator Award from the DoD Breast Cancer Program. He is a member of all three branches of U.S. National Academies — the Institute of Medicine, the National Academy of Engineering and the National Academy of Sciences — and the American Academy of Arts and Sciences.

Daniel R. Omstead, Ph.D.: Dr. Omstead is President and Chief Executive Officer of Tekla Capital Management LLC (the “Adviser”), a registered investment adviser that serves as investment adviser to HQH and HQL. Dr. Omstead is also President of HQH and HQL and serves on their Valuation Committees. Dr. Omstead is portfolio manager for the public and restricted/venture portfolios within HQH and HQL. As part of these responsibilities, Dr. Omstead is a member of the Board of Directors of several portfolio companies including AlterG, Inc., IlluminOss Medical, Inc., Magellan Biosciences, Inc., Dynex Corporation, and Palyon Medical Corporation. Prior to joining the Adviser, Dr. Omstead was President and CEO of Reprogenesis, Inc., a private development stage biotech company which developed therapies in the field of tissue engineering and regenerative medicine. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development, at Cytotherapeutics, Inc, a public biotech company. Prior to entering the biotech industry, Dr. Omstead was employed for fourteen years in positions of increasing responsibility within the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson, and at Merck, Sharp and Dohme Research Laboratories, a division of Merck & Co., Inc. Dr. Omstead provides the Trust with insights into both pharmaceutical and biotech companies. Dr. Omstead holds Ph.D. and Master’s Degrees in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University. He is a member of the Board of Directors of a non-profit agency that provides emergency shelter, housing and supportive services to homeless and low-income individuals and families in the Boston area. Dr. Omstead is also an Overseer at the Joslin Diabetes Center.

Oleg M. Pohotsky: Mr. Pohotsky is a corporate finance and investment professional with over forty years of diversified experience gained both in industry and in financial markets. Mr. Pohotsky serves as Chairman of the Board of Trustees of the Trust and also serves as Chairman of the Trust’s Valuation Committee and serves on the Trust’s Audit Committee. He has over 45 years of cumulative board experience in the full range of organization types: publicly-traded, privately-held, venture-backed and non-profit. He has also served as a director of a healthcare services company listed on the Nasdaq NMS where he was a member of the audit committee. In his various directorships he has also served on investment, compensation, personnel and executive committees. His career spanned over twenty years in the investment industry, both as an investment banker and as a venture capital and private equity investor, and included serving as chairman of the valuation and fairness opinion committee of a NYSE-member firm. Mr. Pohotsky

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also currently serves on the Board of Directors of Avangardco Investments Holdings, an LSE-listed agribusiness enterprise based in Ukraine, on the Board of Directors of The New America High Income Fund, Inc., a closed end fund investing in high yield securities on a leveraged basis, on the Board of Advisors of Kaufman & Co., LLC, a Boston-based boutique investment banking firm, and is affiliated with GovernanceMetrics International, Inc. as a Senior Advisor. He provides the Trust with valuable experience in valuation and the financial industry. Mr. Pohotsky holds a BSChE degree from Clarkson University, a JD degree from the University of Miami and MBA from the Harvard Business School. He has also been awarded an honorary doctorate by Clarkson University.

William S. Reardon, CPA: Mr. Reardon’s personal experience as a Life Science audit partner at PricewaterhouseCoopers LLP (“PwC”), with a broad spectrum of companies across the corporate life cycle from startup to successful product driven pharmaceutical companies, provides the Trustees of the Trust with a valuable perspective in analyzing life science company opportunities and in valuing the venture portion of the portfolio. Until 2002 Mr. Reardon was a business assurance partner in PwC’s Boston office and leader of the Life Sciences Industry Practice for New England and the Eastern U.S., working closely with many of the Firm’s public clients in SEC-registered equity, convertible and R&D limited partnership offerings and many initial public offerings. He serves on the Valuation and Audit Committees of the Trust. From 1998-2000 he served on the Board of the Emerging Companies Section of the Biotechnology Industry Organization (“BIO”) and from 2000 to 2002 he served on the Board of Directors of the Massachusetts Biotechnology Council (“MBC”). During his professional career, he was a frequent speaker at BIO conferences and MBC Industry meetings on issues affecting biotechnology companies. He currently also serves as a board member and audit committee chair of two development-stage public companies, Synta Pharmaceuticals and Idera Pharmaceuticals. Mr. Reardon is member of the American Institute of CPAs and the Massachusetts Society of CPAs, with an MBA from Harvard Business School and a BA in East Asian History from Harvard College.

Uwe E. Reinhardt, Ph.D.: Dr. Reinhardt is the James Madison Professor of Political Economy at Princeton University, teaching economics and public affairs since 1968, and has been a member of the Institute of Medicine of the National Academy of Sciences since 1978. He serves on the Audit Committee of the Trust. Dr. Reinhardt is recognized as one of the nation’s leading authorities on health care economics, a prominent scholar in health care economics and a frequent speaker and author on subjects ranging from the war in Iraq to the future of Medicare. Dr. Reinhardt provides the Trust with valuable insights in healthcare economics and reform. He is a past president of the Association of Health Services Research. From 1986 to 1995 he served as a commissioner on the Physician Payment Review Committee, established in 1986 by Congress to advise it on issues related to the payment of physicians. He is a senior associate of the Judge Institute for Management of Cambridge University, UK, and a trustee of Duke University and the Duke University Health System. Dr. Reinhardt is or was a member of numerous editorial boards, among them the Journal of Health Economics, the Milbank Memorial Quarterly, Health Affairs, the New England Journal of Medicine, and the Journal of the American Medical Association. Dr. Reinhardt received his Ph.D. from Yale University.

Lucinda H. Stebbins, CPA: Ms. Stebbins brings to the Board over twenty years experience working in the fund industry, providing valuable perspectives on a variety of technical and industry matters. She serves as Chairman of the Audit Committee and is a member of the Governance and Nominating Committee of the Trust. She started her career with the investment management firm of Scudder, Stevens and Clark, which was later merged into the U.S operations of Zurich Financial Services, and then finally acquired by Deutsche Bank. She served as a Senior Vice President at Scudder Investments and subsequently as a Director at Deutsche Asset Management and was an officer of approximately 200 funds in these complexes. Ms. Stebbins’ expertise is in the accounting, tax, and regulatory sides of the Fund business, and she continues to act as an independent consultant to the fund industry. Prior to joining Scudder, she was a Senior Manager at Price Waterhouse and is a member of the Massachusetts Society of CPAs. She also serves on the Board of Bald Peak Land Company and has been on a number of non-profit Boards. She holds an MBA degree from Babson College and a BA in economics from Wellesley College.

Officers

Name, Address (1) and Date of Birth	Position(s) held with Trust, Term of Office (2) and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Daniel R. Omstead, Ph.D. 7/1953	President (since 2001) Trustee (since 2003)

President of the Fund and H&Q Healthcare Investors (since 2001); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (since 2002); Director, AlterG, Inc. (since 2013); Director, Magellan Diagnostics, Inc. (since 2006); Director, Palyon Medical Corporation (since 2009); Director, Dynex Corporation (since 2012); Director, IlluminOss Medical, Inc. (since 2012).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2009)	Chief Compliance Officer, Secretary and Treasurer, the Fund and HQH (since 2009); Chief Compliance Officer and Vice President of Fund

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Administration, Tekla Capital Management LLC (since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

(1)  The address for each Officer is: H&Q Life Sciences Investors, 2 Liberty Square, 9th Floor, Boston, Massachusetts, 02109, 617-772-8500.

(2)  Each Officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

Ownership of Securities

As of March 31, 2014, the Trust’s Trustees and executive officers, as a group, beneficially owned less than 1% of the Trust’s outstanding Shares. The information as to beneficial ownership of securities which appears below is based on statements furnished to the Trust by its Trustees and executive officers.

To the knowledge of the Trust, as of March 31, 2014, there were no control persons of the Trust and no persons were known to own, either beneficially or of record, 5% or more of the Shares of the Trust other than First Trust Portfolios L.P. and Advisors Asset Management, Inc.

As of March 31, 2014, the dollar range of equity securities owned beneficially by each Trustee in the Trust and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Trust is as follows:

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Michael W. Bonney	$10,001 - $50,000	$10,001 - $50,000
Rakesh K. Jain, Ph.D.	None	None
Oleg M. Pohotsky	$10,001 - $50,000	$10,001 - $50,000
William S. Reardon, CPA	$10,001 - $50,000	$10,001 - $50,000
Uwe E. Reinhardt, Ph.D.	$10,001 - $50,000	Over $100,000
Lucinda H. Stebbins, CPA	$50,001 - $100,000	Over $100,000

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Daniel R. Omstead, Ph.D.	Over $100,000	Over $100,000

Dr. Omstead and Ms. Woodward serve as officers of the Trust. As of March 31, 2014, the officers of the Trust beneficially owned 44,069 Shares of the Trust, or less than 1% of the Shares outstanding on that date.

Standing Committees

Audit Committee. The Trust has an Audit Committee comprised solely of Independent Trustees who are “independent” as defined in the New York Stock Exchange (“NYSE”) Listing Standards. The Board has adopted a written charter for the Audit Committee. The Audit Committee charter is available at http://www.teklacap.com/hql-reports.html. The principal purpose of the Trust’s Audit Committee is to assist the Board in fulfilling its responsibility to oversee the integrity of the Trust’s financial statements and the Trust’s compliance with legal and regulatory requirements and to oversee management’s conduct of the Trust’s financial reporting

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process, including reviewing the financial reports and other financial information provided by the Trust, the Trust’s systems of internal accounting and financial controls and the annual independent audit process.

For the Trust, the Audit Committee’s role is one of oversight, and it is recognized that the Trust’s management is responsible for preparing the Trust’s financial statements and that the outside auditor is responsible for auditing those financial statements. Although the Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and the Trust’s independent public accountants.

The members of the Trust’s Audit Committee are Mr. Pohotsky, Mr. Reardon, Dr. Reinhardt and Ms. Stebbins. Ms. Stebbins is the Chairman of the Trust’s Audit Committee. The Trust’s Audit Committee held four meetings during the fiscal year ended September 30, 2013.

Governance and Nominating Committee. The Trust has a Governance and Nominating Committee comprised solely of Independent Trustees who are “independent” as defined in the NYSE Listing Standards. During the fiscal year ended September 30, 2013, the Board maintained a governance committee and a nominating committee, each with its own written charter. The Board combined those committees and their separate written charters in December, 2013, and adopted the combined written Charter for the Committee.

The principal missions of the Committee are (i) to review, evaluate, and enhance the effectiveness of the Board in its role in governing the Trust and overseeing the management of the Trust and (ii) to promote the effective participation of qualified individuals on the Board, on committees of the Board, and as executive officers of the Trust.  The Committee shall consider the Corporate Governance Guidelines that have been approved by the Board in fulfilling its missions.

The Committee reviews, discusses and makes recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and overseeing the Trust’s management. The Committee makes nominations for trustees and officers of the Trust and for membership on all committees of the Board and submits such nominations to the full Board for consideration.

The Trust’s By-Laws require that each prospective trustee candidate have a college degree or equivalent business experience and provide a list of minimum qualifications for trustees, which include expertise, experience or relationships relevant to the business of the Trust. The Trust’s By-Laws also require that a candidate not be serving in any of various positions with another investment company (as defined in the Investment Company Act) that focuses its investments in the healthcare and/or life sciences industries, unless such investment company is managed by the Trust’s investment adviser or an affiliate, or in various positions with the investment adviser, sponsor or equivalent of such an investment company.  The Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities of the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate’s ability, judgment and expertise; and (vi) the overall diversity of the Board’s composition.

The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. The Committee will consider potential trustee candidates recommended by Shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Trust for its trustees; (ii) are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) of the Trust or the Investment Adviser; and (iii) are “independent” as defined in the NYSE Listing Standards. In order to be evaluated by the Committee, trustee candidates recommended by Shareholders must also meet certain eligibility requirements as set out in the Committee’s Charter. Other than those eligibility requirements, the Committee shall not evaluate Shareholder trustee nominees in a different manner than other nominees. The standard of the Committee is to treat all equally qualified nominees in the same manner.

All recommendations by Shareholders must be received by the Trust by the deadline for submission of any Shareholder proposals which would be included in the Trust’s proxy statement for the next annual meeting of the Trust. Each Shareholder or Shareholder group must meet the requirements stated in the Committee’s Charter in order to recommend a candidate. A Shareholder or Shareholder group may not submit more than one candidate per year. When recommending a trustee candidate, Shareholders must include in their notice to the Trust’s Secretary: (i) the Shareholder’s contact information; (ii) the trustee candidate’s contact information and the number of Trust Shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Act of 1934, as amended; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if nominated by the Board, and to serve as a trustee, if so elected. Once a recommendation has been timely received in proper form, the candidate will be asked to complete an eligibility questionnaire to assist the Trust in assessing the candidate’s qualifications as a potential Independent Trustee and as someone who is “independent” under the NYSE Listing Standards. The Committee will make such determinations in its sole discretion and such determinations shall be final.

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The members of the Committee are Mr. Bonney, Dr. Jain and Ms. Stebbins.  Mr. Bonney is the Chairman of the Committee.  During the fiscal year ended September 30, 2013, the former governance committee held two meetings and the former nominating committee held two meetings.

Valuation Committee. The Board has delegated to the Trust’s Valuation Committee general responsibility for determining, in accordance with the Trust’s valuation procedures, the value of assets held by the Trust on any day on which the net asset value per share is determined. The Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Investment Adviser to deal with day to day valuation decisions, subject to oversight by the Valuation Committee. The Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within approximately a calendar quarter of the occurrence. In connection with its review, the Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. The Valuation Committee is charged with the responsibility of determining the fair value of the Trust’s securities or other assets in situations set forth in the Trust’s valuation procedures.

The members of the Trust’s Valuation Committee are Mr. Bonney, Dr. Omstead, Mr. Pohotsky and Mr. Reardon. Mr. Pohotsky is the Chairman of the Trust’s Valuation Committee. The Trust’s Valuation Committee held four meetings during the fiscal year ended September 30, 2013.

Qualified Legal Compliance Committee. The Trust has a Qualified Legal Compliance Committee (“QLCC”) comprised solely of Independent Trustees. The Board has adopted a written charter for the QLCC. The principal purpose of the Trust’s QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the Commission under the Sarbanes-Oxley Act of 2002 (the “Standards”). Under the Standards, if an attorney appearing and practicing before the Commission in the representation of an issuer, such as the Trust, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer’s QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Trust and the power to retain outside counsel, auditors or other experts for this purpose.

The members of the Trust’s QLCC are Dr. Jain, Mr. Pohotsky and Mr. Reardon. Mr. Reardon is the Chairman of the Trust’s QLCC. The Trust’s QLCC had no cause to meet during the fiscal year ended September 30, 2013.

Compensation of Trustees

The Trust pays each of the Trustees not affiliated with the Investment Adviser an annual fee of $18,000. Trustees are also paid $1,000 for each Board meeting attended in person, $750 for each Committee meeting attended in person, and $250 for each Board and Committee meeting attended by telephone. The Chairman of the Board receives an additional annual fee of $5,000, the Chairmen of the Audit and Valuation Committees receive an additional annual fee of $2,500, and the Chairman of the Governance and Nominating Committee receives an additional annual fee of $1,250. Each member of the Audit and Valuation Committees receives an additional annual fee of $500 and each member of the Nominating and Governance Committee receives an additional annual fee of $250. Neither the Chairman nor any members of the Qualified Legal Committee receive additional annual fees. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal years ended September 30, 2013 and September 30, 2012, the Trust paid such fees and reimbursed such expenses amounting to $170,616 and $173,487, respectively, in the aggregate. No other direct compensation has been paid by the Trust or HQL to the Trustees and officers as a group. Trustees and officers of the Trust who hold positions with the Investment Adviser receive indirect compensation from the Trust in the form of the investment advisory fee paid to the Investment Adviser.

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COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2013

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expense	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Trust Complex Paid to Trustees
Independent Trustees:
Michael W. Bonney	$26,500	N/A	N/A	$53,000
Rakesh K. Jain, Ph.D.	$28,000	N/A	N/A	$56,000
Lawrence S. Lewin	$2,500	N/A	N/A	$5,000
Oleg M. Pohotsky	$34,500	N/A	N/A	$67,000
William S. Reardon	$30,750	N/A	N/A	$61,500
Uwe E. Reinhardt, Ph.D.	$23,500	N/A	N/A	$47,000
Lucinda H. Stebbins, CPA	$28,000	N/A	N/A	$56,000
Interested Trustee:
Daniel R. Omstead, Ph.D.	$0	N/A	N/A	$0

THE TRUST

The Trust’s capitalization consists of an unlimited number of Shares, $.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, Shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution after paying or adequately providing for the payment of all liabilities. The Trust will send annual and semi-annual financial statements to Shareholders and may also issue more abbreviated interim reports to update Shareholders on a quarterly basis. The Trust will hold annual meetings of its Shareholders in accordance with the provisions of the Trust’s By-laws and the rules of the New York Stock Exchange (“NYSE”).

Shareholders are entitled to one vote for each whole Share held and a proportionate fractional vote for each fractional Share held. The Trust’s Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a staggered Board, whereby one class of Trustees is elected each year.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust under certain circumstances may be determined to be personally liable as partners for the Trust’s obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of Shareholder liability for the acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust’s property for any Shareholder held personally liable for the obligations of the Trust. Thus, the risk of a Shareholder incurring financial loss on account of a Trust liability is limited to circumstances in which the Trust is unable to meet its obligations from the liquidation of its portfolio investments.

The overall management of the Trust is vested in the Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its Investment Adviser, Custodian, any foreign sub-custodians, Registrar and Transfer Agent. The management of the day-to-day operations of the Trust is delegated to its officers and to the Investment Adviser, subject always to the investment objective and policies of the Trust and to general supervision by the Board.

In addition, the Declaration of Trust requires the affirmative vote or consent of the holders of 75% of the Shares of the Trust to authorize certain transactions with a person or entity that is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust unless the Board takes certain actions to approve such a transaction. These provisions could make it more difficult to change the management of the Trust and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See “Risk Factors — Declaration of Trust” in the Trust’s Prospectus.

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Repurchase of Shares and Tender Offers

The Trust is a closed-end, management investment company and as such its Shareholders do not, and will not, have the right to redeem their Shares of the Trust. The Trustees, however, intend to consider, from time to time, but not less frequently than annually, the desirability of open market purchases or tender offers. Any such repurchases will be made in accordance with the applicable provisions of the Investment Company Act and Massachusetts law in open market transactions. Shares repurchased by the Trust will be held in its treasury. In March 2013, the Board approved the continuation of the repurchase program to allow the Trust to repurchase up to 12% of its outstanding shares in the open market during a one-year period beginning July 11, 2013. In March 2014, the Board approved the continuation of the repurchase program to allow the Trust to repurchase up to 12% of its outstanding shares in the open market during a one-year period beginning July 11, 2014. The share repurchase program is intended to enhance Shareholder value and potentially reduce the discount between the market price of the Trust’s shares and the Trust’s net asset value. There is no assurance that any action undertaken to repurchase Shares will result in the Shares trading at a price which approximates net asset value. Although the Trust has no present intention of doing so, it reserves the right to incur debt to finance such repurchases or tender offers, provided that it will not repurchase securities during the periods when it has outstanding borrowings in excess of 5% of its net assets. See “Investment Restrictions.” Interest on any borrowings to finance Share repurchase transactions will increase the Trust’s expenses and will reduce the Trust’s net income. There can be no assurance that Share repurchases, if any, will cause the Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Trust’s outstanding Shares may be the subject of repurchases may reduce the spread between market price and net asset value that might otherwise exist. The Trust may not repurchase Shares except (1) on a securities exchange and after notification to Shareholders of its intent to purchase Shares within the six months preceding the purchase, (2) pursuant to a tender offer to all Shareholders, or (3) as otherwise permitted by the Commission.

The Shares of the Trust will trade in the open market at a price which will be a function of several factors, including their supply, demand, investment performance and yield. The shares of closed-end investment companies generally sell at market prices varying from their net asset value (“NAV”) and such shares frequently trade at a discount to NAV, but in some cases trade at a premium. The market price of the Shares will be determined by factors including trading volume of such Shares, general market and economic conditions and other factors beyond the control of the Trust. Therefore, the Trust cannot predict whether its Shares will trade at, below or above NAV. When the Trust repurchases its Shares for a price below their NAV, the NAV of those Shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding Shares will be affected, either positively or negatively.

Conversion to Open-End Investment Company Status

Under the Declaration of Trust, the conversion of the Trust from a closed-end to an open-end investment company would require (1) the approval of the Board, and (2) the affirmative vote or consent of the holders of 66 2/3% of the Shares outstanding and entitled to vote. Such a vote would be in addition to any vote or consent required in addition to the vote or consent of Shareholders otherwise required by law or any agreement between the Trust and the NYSE. The Investment Company Act requires that the Trust receive a vote of a majority of its outstanding voting Shares in order to convert the Trust from a closed-end to an open-end investment company.

Such amendment would have to be approved by the Board prior to its submission to Shareholders. The Board is required under the Declaration of Trust to consider and vote annually upon the proposal to convert to open-end status. A proposal to convert the Trust to an open-end company might be supported or opposed by the Board depending on the Board’s judgment as to its advisability in light of circumstances prevailing at the time.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. Conversion to an open-end investment company could require the disposal of illiquid investments to meet current requirements of the Commission that no more than 15% of an open-end investment company’s assets consist of illiquid securities, and would likely require involuntary liquidation of portfolio securities, and the inherent realization of net long-term capital gains in connection therewith, to meet periodic requests for redemption. Moreover, Shares of the Trust would no longer be listed on the NYSE.

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Tekla Capital Management LLC, a limited liability company under the laws of the State of Delaware, serves as the investment adviser to the Trust. The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The Investment Adviser is located at 2 Liberty Square, 9th Floor, Boston, MA 02109.

At inception, Hambrecht & Quist Capital Management Incorporated (“HQCM Inc.”) was the Trust’s investment adviser. HQCM Inc. was formed as a wholly-owned subsidiary of Hambrecht & Quist Group. HQCM Inc. remained the Investment Adviser

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as The Chase Manhattan Corporation (“Chase”) first acquired Hambrecht & Quist Group and then merged with J.P. Morgan Incorporated to form J.P. Morgan Chase & Co. In 2002, the management of HQCM Inc. formed Hambrecht & Quist Capital Management LLC (“HQCM LLC”), the predecessor of the Investment Adviser, as an independent entity to effect a buyout of HQCM Inc. In this transaction, HQCM LLC acquired certain of the assets of HQCM Inc., and substantially all of the management and staff of HQCM Inc. became employees of HQCM LLC. HQCM LLC changed its name to Tekla Capital Management LLC in 2012.The Investment Adviser is owned by Daniel R. Omstead and Mary Omstead. Dr. Omstead is currently the President and Chief Executive Officer of the Investment Adviser. Mary Omstead is Dr. Omstead’s wife.

The Investment Advisory Agreement between the Investment Adviser and the Trust (the “Advisory Agreement”) provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the Trust’s portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business. See “Portfolio Transactions and Brokerage.”

Subject to the supervision and direction of the Board, the Investment Adviser manages the Trust’s portfolio in accordance with the Trust’s investment objective and policies as stated in the Trust’s Prospectus; makes investment decisions for the Trust; places purchase and sale orders for portfolio transactions for the Trust; supplies the Trust with office facilities (which may be in the Investment Adviser’s own offices), statistical and research data, data processing services, clerical, internal executive and administrative services, and stationery and office supplies; directs and supervises a third party administrator or custodian in the provision to the Trust of accounting and bookkeeping services, the calculation of the net asset value of shares of the Trust, internal accounting services, and other clerical services in connection therewith; and supervises and directs a third party administrator or custodian in the preparation of reports to Shareholders of the Trust, tax returns and reports to and filings with the Commission and state Blue Sky authorities. In providing these services, the Investment Adviser provides investment research and supervision of the Trust’s investments and conducts a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust’s assets. In addition, the Investment Adviser furnishes the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing.

For the services provided by the Investment Adviser under the Advisory Agreement, as of the date of this SAI, the Trust will pay a fee, computed and payable monthly, equal when annualized to (i) 2.5% of the average net assets for the month of its venture capital and other Restricted Securities (as defined) up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate monthly fee may not exceed a rate when annualized of 1.36% (approximately 0.11% per month).  The Investment Adviser has agreed to waive a portion of fees to which it otherwise might be entitled under the current fee rate schedule during the one-year period following completion of the rights offering described in the Prospectus.  During the one-year period following completion of the rights offering, the Investment Adviser will waive its fees such that the Trust will pay a fee, computed and payable monthly, equal when annualized to (i) 2.5% of the average net assets for the month of its venture capital and other Restricted Securities (as defined) up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.75% of the average net assets for the next $250 million, 0.75% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter, provided that the aggregate monthly fee may not exceed a rate when annualized of 1.36% (approximately 0.11% per month).

The Investment Adviser will not participate directly in the capital appreciation of Restricted Securities. The Investment Adviser may provide managerial assistance to issuers of securities in which the Trust invests. For purposes of calculation of the investment advisory fee, “average net assets” for any month shall be equal to the average of the net asset value of such assets as of the last business day of such month and the net asset value of the appropriate assets as of the last business day of the preceding month. In determining average net assets for purposes of clauses (1) and (2) above, liabilities and expenses of the Trust shall be allocated pro rata based on the ratio that the assets referred to in each clause bear to the total assets of the Trust. Such fee shall be payable for each month within five business days after the end of such month.

For purposes of the calculation of the investment advisory fee, “venture capital and other Restricted Securities” shall be securities of issuers for which no market quotations are readily available and securities of companies for which market quotations are readily available but which are subject to legal or contractual restrictions on resale. Securities of companies for which public information is available but as to the sale of which the safe harbor provided by Rule 144(k) is not available shall be considered to be subject to legal or contractual restrictions on resale.

The Advisory Agreement provides that the Investment Adviser shall not be liable for any loss incurred by any act or omission of any broker. The Advisory Agreement also provides that the Investment Adviser shall not be liable to the Trust or to any Shareholder of the Trust for any error or judgment or for any loss suffered by the Trust in connection with rendering services under the Advisory Agreement except (1) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for

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services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or (2) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties under the Advisory Agreement. Subject to the foregoing, the Advisory Agreement also provides that the Trust shall indemnify the Investment Adviser, and any officer, director and employee of the Investment Adviser to the maximum extent permitted by Article V of the Trust’s Declaration of Trust.

For the fiscal years ended September 30, 2013, September 30, 2012 and September 30, 2011, the Trust paid the Adviser $2,802,648, $2,334,885 and $2,857,959, respectively, in advisory fees.

The services of the Investment Adviser to the Trust are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Investment Adviser, or any affiliate thereof, from providing similar services to other companies and other clients or from engaging in other activities.

Under the Advisory Agreement, the Investment Adviser has agreed to bear all expenses in connection with the performance of its services under the Advisory Agreement, including compensation of and office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are “affiliated persons” of the Investment Adviser, as that term is defined in the Investment Company Act, or any of its “affiliated persons.”

Under the Advisory Agreement, the Trust must pay (or, in the event that such expenses are paid by the Investment Adviser, shall reimburse the Investment Adviser for) all other expenses incurred in the organization and operation of the Trust including, among other things, expenses for legal and auditing services, costs of printing proxy statements, prospectuses, stock certificates and Shareholder reports, charges of the custodian, any sub-custodian and transfer agent, expenses in connection with the Dividend Reinvestment Plan, the Commission, and the Financial Regulatory Authority, Inc. (“FINRA”) fees, fees and expenses of the Trustees who are not “affiliated persons” of the Investment Adviser or any of its “affiliated persons,” accounting and valuation costs, administrator’s fees, membership fees in trade associations, fidelity bond coverage for the Trust’s officers and employees, errors and omissions insurance coverage for Trustees and officers, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying the Trust’s Shares for sale in various states, expenses associated with personnel performing exclusively Shareholder servicing functions, certain other organization expenses, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. The Trust may enter into arrangements to have third parties assume any expenses for which it is responsible.

Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually (1) by the Board or by the holders of a majority of the Trust’s outstanding Shares and (2) by the majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement may be terminated without penalty by (1) the Trust or the Investment Adviser at any time without penalty upon not less than 30 and no more than 60 days’ written notice or (2) a vote of the holders of a majority of the Trust’s outstanding Shares, and will automatically terminate in the event of its assignment. Action by the Trust under (1) above may be taken either by (i) vote of a majority of its Trustees, or (ii) the affirmative vote of a majority of the outstanding shares of the Trust.

The Investment Advisory Agreement (Advisory Agreement) between the Trust and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) by the Trustees of the Trust or the Shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Trust who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval.

As described in the Prospectus, on March 28, 2014, the Board, and the independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Trust and its Shareholders.

Portfolio Management

Currently Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of the team that makes investments on behalf of the Trust. These members also perform other duties, including making investment decisions on behalf of HQH, a closed-end mutual fund, but do not otherwise manage any other accounts. Dr. Omstead has overall investment decision responsibility for the Trust and HQH.

Security Ownership of Portfolio Managers

As of March 31, 2014, the dollar range of Trust securities beneficial owned by Dr. Omstead was over $100,000. As of March 31, 2014, none of the other members of the team owned securities of the Trust.

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Portfolio Manager Compensation Structure

The Investment Adviser offers employees what it believes are competitive salaries and benefits in order to attract and retain adequate staff to provide services to the Trusts. The Investment Adviser feels the current staff level is adequate in size, experience and qualifications to effectively manage both the public and restricted portfolios of HQH and HQL. The Investment Adviser further believes that the staff has the unique qualifications and experience to be effective in making purchase and sale decisions and subsequently manage the restricted and venture portfolio.

Dr. Omstead is an owner of the Investment Adviser. He receives compensation for his contribution to the portfolio management team and for his contribution to the general management of the Investment Adviser. As a member of the Investment Adviser, Dr. Omstead also receives distributions made to members. Currently, such distributions are principally the result of the investment advisory fees paid to the Investment Adviser by HQH and HQL.

Mr. Brinzey, Dr. Gentile and Dr. Akus receive a combination of base compensation and discretionary compensation, in the form of a cash bonus paid annually. The methodology used to determine compensation is applied to all accounts managed by the team. Two components are described in detail below.

Base Salary Compensation. The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed approximately annually.

Discretionary Compensation. Discretionary compensation is in the form of a cash bonus, paid annually, which is typically up to 50% of the team member’s base salary. Discretionary compensation can vary by team member and circumstances. The discretionary compensation component is determined based on four factors, including investment performance of accounts managed by the team relative to an appropriate benchmark and/or peer funds, performance of specific investments proposed by the individual, financial performance of the Investment Adviser and a qualitative assessment of the individual overall contribution to the investment team and to the Investment Adviser. Discretionary compensation is evaluated annually after the completion of the Trust’s fiscal year.

PROXY VOTING POLICY AND PROCEDURES

The Board has adopted a proxy voting policy and procedure (the “Proxy Voting Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Investment Adviser in accordance with the Trust’s Proxy Voting Policy. A copy of the Proxy Voting Policy for the Trust and the Investment Adviser is attached as Appendix A to this SAI.

A description of the Trust’s proxy voting policies and procedures and information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2013 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA  02109; (iii) on the Investment Adviser’s website at www.teklacap.com; and (iv) on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Board and the Investment Adviser have approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers certain personnel of the Trust and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions by certain personnel covered by the Code of Ethics. Persons subject to the Code of Ethics may invest in securities for their personal investment accounts, including, in certain cases, securities that may be purchased or held by the Trust. The Code of Ethics applies to investments by covered persons in their personal accounts, the accounts of family members living in the same household, and accounts in which the covered person has a beneficial interest (i.e., ownership, voting or investment control). Some of the restrictions set forth in the Code of Ethics do not apply to the Trust’s Independent Trustees. In general terms, the Code of Ethics is designed to ensure that the investing activities of covered personnel are conducted in a manner that avoids potential or actual conflicts of interest with the Trust and its Shareholders and that covered personnel conduct their personal investing in a manner consistent with their fiduciary duty towards the Trust and its Shareholders.

The Code of Ethics requires pre-clearance for certain investments in equities (not including mutual funds), imposes reporting requirements, and imposes sanctions for violations. Specifically, among other things, the Code of Ethics prohibits sales of securities to or purchases of securities from the Trust and prohibits the purchase or sale of any security under consideration for trading by the Trust within seven days before or after the Trust trades in the security.

The Trust’s Code of Ethics is filed as an exhibit to this registration statement. In addition, you may read and copy the Code of Ethics at the Commission’s Public Reference Room in Washington, DC. You may obtain information on operations of the Public Reference Room by calling the Commission at (202) 551-8090. In addition, the Code of Ethics is available on the EDGAR Database on the Commission Internet site at http://www.sec.gov. You may obtain copies of the Code of Ethics, after paying a duplicating fee,

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by electronic request at the following email address: publicinfo@sec.gov, or by writing to the Commission’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

NET ASSET VALUE

The net asset value (“NAV”) of the Trust’s Shares is calculated at the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) every day that the NYSE is open. The Trust makes this information available daily by telephone (800) 451-2597, via its web site (www.teklacap.com) and through electronic distribution for media publication, including major internet-based financial services web sites and portals (bloomberg.com, yahoo.com, cbsmarketwatch.com, etc.). Currently, The Wall Street Journal, The New York Times and Barron’s publish NAVs for closed-end investment companies at least weekly.

NAV is calculated by dividing the value of the securities held by the Trust plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of Shares outstanding at such time. Securities for which market quotations are readily available are valued at market price. Portfolio securities that are traded on one or more U.S. national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Redeemable securities issued by a registered open-end investment company are valued at net asset value per share. Other securities are valued at the mean between the closing bid and asked prices. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Temporary cash investments with maturity of 60 days or less are valued at amortized cost. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange-traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. The prevailing currency exchange rate shall be determined within one hour of when the most recently available exchange rate information has been received based on information obtained from a bank or banks.

Securities that are primarily traded on foreign securities exchanges generally are valued at the last sale price on the exchange on which they are primarily traded. Foreign securities that are primarily traded on the foreign over-the-counter market are generally valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. However, if intervening events result in market volatility that significantly affects the value of any such foreign securities after the close of trading on the relevant foreign market, but before the Trust values its Shares on any particular day on which the Trust is required to value its Shares, the Trust may, but is not required to, determine the value of such securities at “fair value,” as determined in good faith by or under the direction of the Board.

Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. Dollar equivalents in order to determine their current value. In addition, to the extent that the Trust values its foreign securities (other than ADR’s and ADS’s) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the Trust’s net asset value may not take place contemporaneously with the valuation of foreign securities held by the Trust.

The value of any security or other asset for which market quotations are not readily available shall be determined in a manner that most fairly reflects the security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (1) the type of the security; (2) the size of the holding (including percent of outstanding securities of issuer held by the Trust); (3) the initial cost of the security; (4) the existence of any contractual restrictions on the security’s disposition and the time to freedom from such restrictions; (5) the price and extent of public trading in similar securities of the issuer or of comparable companies; (6) quotations or prices from broker-dealers and/or pricing services; (7) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); (8) an analysis of the company’s financial statements; (9) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security); and (10) with respect to certain Restricted Securities, the price of securities in a subsequent round of financing of an issuer in an arm’s-length transaction, if the round includes a new third party investor.

Sometimes a “significant valuation event” may cause the market value of a security to differ from the fair market value of that security. A “significant valuation event” is an event that causes or is likely to cause a market quotation to be unavailable or unreliable, and may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; market disruptions or closings caused by human error, equipment failures, natural disasters, armed conflicts, acts of God, governmental actions or other developments, as well as the same or similar events which may affect specific issues or the securities markets even though not tied directly to the securities markets. A significant valuation event occurring after the close of trading but

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before the time of valuation may mean that the closing price for the security does not constitute a readily available market quotation. If a significant valuation event has occurred, the security will be valued at fair value as determined in good faith by the Board in accordance with the procedures established by the Board and hereinafter described. Such valuations and procedures will be reviewed periodically by the Board.

The fair value of investments for which no market exists cannot be precisely determined. With respect to securities of a company in its early stage of development, valuation will typically be based upon the original cost to the Trust. This methodology will typically be used until significant developments affecting the portfolio company provide a basis for a change in valuation. The status of portfolio companies is monitored for progress against plan, advancement of the stage of product development, and other factors. When revenues and earnings are present they are monitored. Valuation changes are event driven. When an appropriate event occurs (e.g., the completion of a third party transaction or a significant change in business model) valuation is changed accordingly. In addition the Trust will typically base changes in valuation on actual transactions or on actual firm offers by sophisticated independent investors unaffiliated with the Investment Adviser. Legal or contractual restrictions on the sale of portfolio securities by the Trust will be considered in the valuation of such securities.

Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust’s portfolio transactions and the allocation of brokerage. In executing transactions for the portfolio and selecting brokers or dealers (which brokers or dealers may include any affiliate of the Investment Adviser to the extent permitted by the Investment Company Act), the Investment Adviser will use its best efforts to obtain the best price and execution for the Trust. In assessing the best price and execution available for any portfolio transaction, the Investment Adviser will consider all factors it deems relevant including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. The Investment Adviser may cause the Trust to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser to the Trust. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Investment Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust and/or other accounts over which the Investment Adviser exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. It is further understood that such services may be useful to the Investment Adviser in connection with its services to other clients. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

The Trust has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Investment Adviser may receive orders for transactions by the Trust. The term “research, market and statistical information” includes advice as to the value of securities, the advisability of purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information may be used by the Investment Adviser in connection with the Trust. Conversely, such information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser in the future may affect securities transactions may be useful to the Investment Adviser in providing services to the Trust. To the extent the Investment Adviser receives valuable research, market and statistical information from a broker-dealer, the Investment Adviser intends to direct orders for Trust transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints and the ability of broker dealers to provide competitive prices and commission rates.

The Investment Company Act restricts transactions involving the Trust and its “affiliates,” including among others, the Trust’s Trustees, officers and employees, the Investment Adviser and any “affiliates” of such affiliates. Subject to any such restrictions, investment companies advised by the Investment Adviser may concurrently invest with the Trust in Restricted Securities, and the Trust may also invest in companies in which directors of the Investment Adviser or Trustees of the Trust have invested or for which they serve as directors or executive officers. The Trust seeks to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in those circumstances where better prices and execution are available

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elsewhere. Under the Investment Company Act, persons affiliated with the Trust are generally prohibited from dealing as principal with the Trust in the purchase and sale of securities. Under certain circumstances, affiliated persons of the Trust are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis.

It is likely that, subject to applicable law, the Trust may invest in securities concurrently being purchased by other investment companies advised by the Investment Adviser. Such purchases would be made on terms no less favorable than those under which such investment companies would be acquiring the securities. In the case of concurrent purchases by the Trust and another investment company or companies managed by the Investment Adviser, such purchases would be made where the Investment Adviser has made an independent decision on behalf of the Trust and such other company that the purchase is appropriate in light of the investment objectives, policies, restrictions, current holdings, available cash and portfolio structure of and other factors affecting each. Such investments will be allocated among clients in a manner believed by the Investment Adviser to be equitable to each. The Trust may also from time to time invest in securities of companies in which affiliated persons of the Trust have invested, subject to the provisions of the Investment Company Act and the rules and regulations promulgated thereunder.

The Trust’s portfolio transactions in Restricted Securities are generally subject to Rule 144 under the Securities Act. In general, under Rule 144 as currently in effect, if the Trust has beneficially owned Restricted Securities of a publicly held issuer for a minimum of six months, it will be entitled to sell in any three-month period that number of such securities that will not exceed the greater of 1% of the then outstanding securities of that class or the average weekly trading volume in securities of that class in any national securities exchange and/or in the over-the-counter market during the four calendar weeks immediately preceding the date on which notice of the sale is filed with the Commission. These volume limitations also apply to sales by the Trust of the securities of any issuer as to which it is deemed an affiliate, regardless of whether securities of such issuer are publicly traded. The above-described sales under Rule 144 are subject to certain requirements relating to manner of sale, notice and availability of current public information about the issuer. If the Trust is not deemed to have been an affiliate of the issuer at any time during the 90 days immediately preceding the sale and has beneficially owned Restricted Securities for at least one year, it is entitled to sell such securities under Rule 144(k) without regard to whether the issuer is publicly-held or to the volume limitations or other requirements described above. When Restricted Securities are sold to the public other than pursuant to Rule 144 or 144A, the Trust may be deemed an “underwriter” with respect thereto for purposes of the Securities Act and subject to liability as such thereunder.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Investment Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

Allocation of transactions, including their frequency, to various broker-dealers is determined by the Investment Adviser with respect to the Trust, based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Certain investments may be appropriate for the Trust and also for other clients advised by the Investment Adviser. Investment decisions for the Trust and for other investment accounts managed by the Investment Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Trust and one or more other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner the Investment Adviser believes to be equitable to each such account. Although the Investment Adviser seeks the most favorable overall net results for all of the accounts in any aggregated transaction, in some cases, this practice may adversely affect the price paid or received by the Trust or the size of the position obtained or sold by the Trust. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchase for the Trust with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

For the fiscal years ended September 30, 2013, September 30, 2012 and September 30, 2011, the Trust paid $390,516, $556,289 and $986,521, respectively, of brokerage commissions.

As stated in the Prospectus, the Trust’s portfolio turnover rate for the fiscal years ended September 30, 2013 and September 30, 2012 was 42.23% and 77.70%, respectively. For a description of the Trust’s portfolio turnover policies, see “Portfolio Transactions and Brokerage” in the Prospectus.

QUARTERLY DISTRIBUTION POLICY

The Trust has a managed distribution policy with respect to the Trust’s Shares pursuant to which the Trust intends to make quarterly distributions to its Shareholders equal to 2.0% of the Trust’s net asset value. The Board adopted the policy in May, 1999, and since then the Trust has made quarterly distributions at a rate of 2.00% of the Trust’s net assets, except for the periods from August 4, 2009, to April 5, 2010 (during which distributions were suspended) and from April 5, 2010, to November 1, 2010 (during which the Trust made quarterly distributions at a rate of 1.25% of the Trust’s net assets).

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If, for any taxable year, the total distributions required for the Trust’s distribution policy exceed the Trust’s annual investment company taxable income and net long-term capital gains, the excess will generally be treated as a return of capital (up to the amount of the Shareholder’s adjusted tax basis in his or her Shares). The amount treated as a tax-free return of capital will reduce a Shareholder’s adjusted basis in his or her own Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the sale of his or her Shares.

If the Trust’s investment company taxable income and net long-term capital gains for any taxable year or calendar year exceed the amount required to be distributed under the distribution policy, the Trust will, at a minimum, make distributions necessary to permit it to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Trust has the discretion to retain for reinvestment net long-term capital gains in excess of net short-term capital losses, to the extent that it does not need to distribute these gains to meet its managed distribution obligation or tax requirements. Any retained gains may be subject to taxation, although Shareholders may receive credit for taxes paid by the Trust. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

This distribution policy may, under certain circumstances, have certain adverse consequences to the Trust and its Shareholders. To make such distributions, the Trust may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Trust’s quarterly distribution policy may be changed by the Board without Shareholder approval.

The Trust’s most recent distribution of $0.42 per Share was payable to Shareholders of record on March 3, 2014. That distribution was paid in Shares (except to the extent Shareholders elected to receive cash) on March 31, 2014. For the 2013 calendar year, the Trust distributed a total of $1.39 per Share.

TAX MATTERS

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its Shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its Shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

Taxation of the Trust

The Trust intends to qualify and has elected to be treated each taxable year as a regulated investment company under the Code. The principal federal income tax benefits of qualifying as a regulated investment company (“RIC”), as compared to an ordinary taxable corporation, are that a RIC generally is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed to its shareholders, and that the character of long-term capital gains which are recognized and properly designated by a RIC flows through to its shareholders, who receive (or are deemed to receive) distributions of such income. However, the Trust is subject to corporate income tax (currently at a maximum marginal rate of 35%) on any undistributed income.

To qualify as a RIC, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership and other income derived with respect to its business of investing in such stock, securities or currencies (the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the market value of the Trust’s assets is represented by cash and cash items, U.S. Government Securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Trust’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities of (i) any one issuer (other than U.S. Government Securities or the securities of other RICs), (ii) two or more issuers (other than the securities of other RICs) which the RIC controls and which are determined to be in the same or similar trades or businesses; or (iii) one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC’s business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

If for any taxable year the Trust were to fail to qualify as a RIC, all of the Trust’s taxable income would be subject to federal income tax at the rates applicable to corporations (with no deduction for distributions to Shareholders), and Trust distributions would be taxable to Shareholders as dividends to the extent of the Trust’s earnings and profits.

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the excise tax, the Trust must generally distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Trust intends to make its distributions in accordance with the calendar year distribution requirement. A dividend will be treated as paid on December 31 of the calendar year if it is declared by the Trust in October, November or December of the year, payable to Shareholders of record on a date in such a month and paid by the Trust during January of the following year. Such dividends will be taxable to Shareholders as of December 31 of the calendar year in which the dividends are declared, rather than during the calendar year in which the dividends are received. If the Trust elects to retain net capital gains and treat such gains as having been distributed, all or a portion of such gains may not be treated as having been timely distributed for purposes of satisfying the excise tax calendar year distribution requirement.

Distributions

Dividends paid from investment company taxable income generally will be taxable to Shareholders as ordinary income whether paid in cash or reinvested in the Trust’s Shares. The Trust intends to distribute to its Shareholders substantially all of its investment company taxable income, if any, for each year. It is anticipated that the Trust’s income distributions will be paid annually in additional Shares unless the Shareholder elects payment in cash.

A portion of the dividends paid by the Trust may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Trust distribution is treated as qualified dividend income to the extent that the Trust receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Trust and the Shareholder. Trust distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and distributions from certain non-U.S. corporations.

Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses (“net capital gains”) designated by the Trust as capital gain dividends will be taxable to Shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust’s Shares, regardless of how long the Shareholders have held the Trust’s Shares, and will not be eligible for the dividends received deduction for corporations. The Trust may elect to retain net capital gains. In such event, the Trust will be required to pay federal income taxes on the undistributed net capital gains, but intends to elect to treat such capital gains as having been distributed to Shareholders. As a result, such amounts will be included in the gross income of the Shareholders as long-term capital gains and Shareholders will be able to claim their proportionate share of federal income taxes paid by the Trust on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their Shares of the Trust by an amount equal to approximately 65% of the amount of the undistributed capital gains included in their gross income. Organizations or persons not subject to federal income tax on such capital gains (such as, generally, qualified pension and profit-sharing funds, including Individual Retirement Accounts and Keogh plans, and certain trusts, nonresident aliens and foreign corporations) will be entitled to a refund of their pro rata share of such taxes paid by the Trust upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”). Even if the Trust makes such an election, it is possible that the Trust may incur an excise tax as a result of not having distributed sufficient net capital gains.

A distribution of an amount in excess of the Trust’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital which is applied against and reduces the Shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his or her Shares, the excess will be treated by the Shareholder as gain from a sale or exchange of the Shares.

If the value of the Trust’s Shares is reduced below a Shareholder’s cost as a result of a distribution of investment company taxable income or net capital gains by the Trust, such distribution will be taxable to the Shareholder. The price of Shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution of investment company taxable income or net capital gains will receive a distribution which will nevertheless be taxable to them.

Dividends (not including capital gain dividends) received by corporate Shareholders from the Trust qualify for the dividends received deduction for corporate Shareholders to the extent the Trust designates the amount distributed as eligible for the deduction. The aggregate amount designated by the Trust cannot exceed the aggregate amount of dividends received by the Trust from domestic corporations for the taxable year, and the designation of dividend income must generally be the same for all Shares. The dividends received deduction for corporate Shareholders may be further reduced if the Shares with respect to which dividends are received are treated as debt-financed or if either those Shares or the Shares of the Trust are deemed to have been held by the Trust or its Shareholders, respectively, for less than 46 days.

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In addition to furnishing any other required tax statements, the Trust intends to report in written notices to Shareholders regarding the tax status of all distributions made during such taxable year, the amount qualifying for the dividends received deduction for corporations and the amount of undistributed net capital gains and related tax credits.

Sale of Shares

Generally, gain or loss realized upon the sale or exchange of Shares will be capital gain or loss if the Shares are capital assets in the Shareholder’s hands and generally will be long-term or short-term, depending upon the Shareholder’s holding period for the Shares. Investors should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the Shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.

Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

The Trust may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Trust receives a so-called “excess distribution” with respect to PFIC stock, the Trust itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Trust to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Trust held the PFIC shares. The Trust itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Trust taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Gain from the sale of PFIC shares is treated in the same manner as an excess distribution. Excess distributions and gain from the sale of PFIC shares are characterized as ordinary income even though, absent application of the PFIC rules, such gains and certain excess distributions might have been classified as capital gain.

The Trust may elect to mark to market any PFIC shares in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election relates, the Trust would report as ordinary income the amount by which the fair market value of the PFIC stock exceeds the Trust’s adjusted basis in the stock. Any mark-to-market losses and any loss from an actual disposition of shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to a Trust-level tax when distributed to Shareholders as a dividend. Alternatively, the Trust may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs in lieu of being taxed in the manner described above.

Currency Fluctuations-”Section 988” Gains or Losses

Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Trust accrues receivables or liabilities denominated in a foreign currency and the time the Trust actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of foreign currency or debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the currency, security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Trust’s investment company taxable income to be distributed to its Shareholders as ordinary income.

Hedging Transactions

Certain futures and foreign currency contracts in which the Trust may invest are “section 1256 contracts.” While gains or losses on section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses, certain foreign currency futures and foreign currency contracts may give rise to ordinary income or loss, as described above. Also, section 1256 contracts held by the Trust at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by the Trust may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Trust. In addition, losses realized by the Trust on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Trust of engaging in hedging transactions are not entirely clear.

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The Trust may make one or more of the elections available under the Code which are applicable to straddles. If the Trust makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Notwithstanding any of the foregoing, the Trust may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Trust enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the thirtieth day after the close of the taxable year, if certain conditions are met.

Foreign Withholding Taxes

Income received by the Trust from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50% of the value of the Trust’s total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Trust will be eligible to elect to “pass-through” to the Trust’s Shareholders the amount of foreign income and similar taxes paid by the Trust. In the absence of such an election, the foreign taxes paid by the Trust will reduce its investment company taxable income, and distributions of investment company taxable income received by the Trust from non-U.S. sources will be treated as U.S. source income.

Backup Withholding

The Trust may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to Shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a Shareholder’s U.S. federal income tax liability. Certain persons are exempt from the backup withholding requirements. Questions relating to backup withholding should be directed to your tax adviser.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the U.S., is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“Foreign Shareholder”) depends on whether the income from the Trust is “effectively connected” with a U.S. trade or business carried on by such Shareholder.

Income Not Effectively Connected

If the income from the Trust is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and amounts retained by the Trust which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the Foreign Shareholder is a non-resident alien individual and is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the U.S. for more than the 182-day period only applies in exceptional cases, because any individual present in the U.S. for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a Foreign Shareholder who is a non-resident alien individual, the Trust may be required to withhold U.S. federal income tax at a rate of 28% of distributions of net capital gains unless the Foreign Shareholder certifies his or her non-U.S status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” above. If a Foreign Shareholder is a non-resident alien individual, any gain such Shareholder realizes upon the sale or exchange of such Shareholder’s Shares of the Trust in the U.S. will ordinarily be exempt from U.S. tax unless such Shareholder is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements.

However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain Foreign Shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Trust elects to follow certain procedures. The Trust does not anticipate following the procedures and as a result, the full amount of distributions of ordinary dividends, including distributions of any interest or short-term gains will be subject to withholding at a rate of 30 percent or any applicable lower treaty rate.

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Income Effectively Connected

If the income from the Trust is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Trust which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Trust will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such Foreign Shareholders that are corporations may also be subject to the branch profits tax imposed by the Code.

Effective July 1, 2014, the Trust will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Trust to enable the Trust to determine whether withholding is required.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders may also be subject to U.S. estate tax with respect to their Trust shares. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

Other Taxes

Distributions may also be subject to state, local and foreign taxes and/or the alternative minimum tax depending on each Shareholder’s particular situation. Shareholders should consult their own tax advisers with respect to their particular situation.

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT,
DIVIDEND DISBURSING AGENT AND REGISTRAR

The Trust’s securities and cash are held under a custodian contract with State Street Bank and Trust Company (the “Custodian”), whose principal business address is One Lincoln Street, Boston, Massachusetts 02111. Rules adopted under the Investment Company Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those Rules, the Trust’s portfolio of securities and cash, when invested in Foreign Securities, will be held by sub-custodians who have been approved by the Board in accordance with the rules and regulations of the Securities and Exchange Commission following consideration of a number of factors, including, but not limited to, the relationship of the institution with the Custodian, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Trust, the reputation of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located and the risks of potential nationalization or expropriation of Trust assets. The Custodian also performs certain accounting related functions for the Trust, including calculation of NAV and net income.

State Street Bank and Trust Company (the “Administrator”) also serves as administrator to the Trust pursuant to an Administration Agreement. Under the Administration Agreement the Trust’s assets are combined with assets of H&Q Healthcare Investors, another closed-end mutual fund managed by the Investment Adviser. The combined assets are charged a fee computed and payable monthly at an annual rate of (i).034% of the first $150 million; (ii) .024% of the next $150 million; (iii) .014% on assets in excess of $300 million, subject to annual minimum fee of $77,500. The Administrative Agreement covers administrative costs, including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement.

Computershare Inc. serves as Dividend Disbursing Agent for the Trust. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., serves as (1) the Plan Agent for the Trust’s Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Trust. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 250 Royall Street, Canton, MA 02021.

FINANCIAL STATEMENTS

The Trust’s financial statements as of and for the fiscal year ended September 30, 2013, together with the report thereon of Deloitte & Touche LLP, an independent registered public accounting firm, are incorporated in this SAI by reference to the Trust’s September 30, 2013 Annual Report to Shareholders, including the Schedule of Investments, the Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, the Statement of Cash Flows and the five- year Financial Highlights. A copy of the Trust’s 2013 Annual Report to Shareholders is available at the SEC’s website (www.sec.gov).  Copies may also be obtained free of charge upon request from the Trust’s Information Agent at [            ] or from the Trust at 617-772-8500.  It is

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expected that the unaudited financial statements included in the Trust’s Semi-Annual Report to Shareholders for the six months ended March 31, 2014, will be mailed to Shareholders on or around May 30, 2014, and available on the Trust’s website (www.teklacap.com) on or around June 10, 2014.

Any statement contained in the Trust’s annual report that is incorporated by reference in this SAI shall be deemed modified or superseded for purposes of the Prospectus and this SAI to the extent a statement contained in the Prospectus or this SAI varies from such statement. Any such statement so modified or superseded shall not, except as modified or superseded, be deemed to constitute a part of the Prospectus or this SAI.

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management.

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation.   TCM may consider:  (i)  Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii)  whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval.  TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by TCM that was material to making a decision of how to vote the proxy, or that memorializes the basis for TCM’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and TCM’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of TCM.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements (incorporated by reference from Form N-CSR filed on December 5, 2013):

	(i)	Schedule of Investments as of September 30, 2013

	(ii)	Statement of Assets and Liabilities as of September 30, 2013

	(iii)	Statement of Operations for the fiscal year ended September 30, 2013

	(iv)	Statement of Changes in Net Assets for the fiscal years ended September 30, 2013, and September 30, 2012

	(v)	Statement of Cash Flows for the fiscal year ended September 30, 2013

	(vi)	Financial Highlights

	(vii)	Notes to Financial Statements

	(viii)	Report of Independent Registered Public Accountants dated November 25, 2013

2.	Exhibits:

	a. (i)	Amended and Restated Declaration of Trust of the Registrant, dated February 20, 1992*

	(ii)	Amendment relating to requirements for Conversion dated March 26, 1992*

	(iii)	Notice of Change of Trustee, dated August 11, 1995*

	(iv)	Acceptance of Trustee Appointment, dated March 30, 2000*

	(v)	Notice of Change of Trustee, dated April 14, 2003*

	(vi)	Acceptance of Trustee appointment, dated June 2, 2003*

	(vii)	Notice of Change of Trustee, dated August 9, 2006, is filed herewith

	(viii)	Notice of Change of Trustee, dated July 2, 2007, is filed herewith

	(ix)	Notice of Change of Trustee, dated June 8, 2010, is filed herewith

	(x)	Amendment relating to Repurchase of Shares, dated May 3, 2011**

	(xi)	Notice of Change of Trustee, dated June 29, 2011, is filed herewith

	(xii)	Notice of Change of Trustee, dated December 14, 2011, is filed herewith

	(xiii)	Notice of Change of Trustee, dated May 2, 2012, is filed herewith

	b.	By-Laws of the Registrant, as amended***

	c.	Not applicable

	d.	(i) Specimen certificate for Shares of Beneficial Interest *

	(ii)	Form of Notice of Guaranteed Delivery to be filed by pre-effective amendment

	(iii)	Form of Exercise Form to be filed by pre-effective amendment

	(iv)	Form of Beneficial Owner Certification to be filed by pre-effective amendment

e.		Dividend Reinvestment and Cash Purchase plan *

f.		Not applicable

g.		Investment Advisory Agreement, dated as of July 1, 2009, between the Registrant and Tekla Capital Management LLC (formerly known as Hambrecht & Quist Capital Management, LLC) is filed herewith

h.		Not applicable

i.		Not applicable

j.		Custodian Agreement, dated September 30, 2004, between the Registrant and State Street Bank and Trust Company*

k.	(i)	Administration Agreement between Registrant and State Street Bank and Trust Company, dated as of July 1, 2005*

(ii)

Transfer Agency and Service Agreement between Registrant, Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (formerly known as EquiServe, Inc.), dated as of March 1, 2006 is filed herewith

	(iii)	Information Agent Agreement between the Registrant and [ ], dated as of [ ], 2014 to be filed by pre-effective amendment

	(iv)	Subscription Agent Agreement between the Registrant and [ ], dated [ ] to be filed by pre-effective amendment

l.		Opinion and Consent of Dechert LLP to be filed by pre-effective amendment

m.		Not applicable

n.	(i)	Consent of Deloitte & Touche LLP is filed herewith

	(ii)	Powers of attorney are filed herewith

o.		Not applicable

p.		Not applicable

q.		Not applicable

r.		Code of Ethics of Registrant is filed herewith

* Incorporated by reference from Form N-2 Registration Statement (1933 File No. 333-133245; 1940 Act File No. 811-06565) filed on April 12, 2006.

**Incorporated by reference from Form N-2/A Registration Statement (1940 Act File No. 811-06565) filed on July 5, 2011.

***Incorporated by reference from Form N-2/A Registration Statement (1940 Act File No. 811-06565) filed on December 28, 2012.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred in the connection with the offering described in this Registration Statement which will be borne by the Trust:

Information Agent Fees and Expenses	$15,000
Printing and mailing	$160,000
Legal Fees and Expenses	$300,000
Auditing Fees and Expenses	$5,000
New York Stock Exchange Listing Fees	$22,000
Subscription Agent Fees and Expenses	$28,000
Securities and Exchange Commission Filing Fees	$15,000
Miscellaneous	$5,000
Total	$535,000

Item 28. Persons Controlled by or under Common Control with Registrant

Not applicable

Item 29. Number of Holders of Securities

As of March 31, 2014, the number of record holders of each class of securities of the Registrant was as follows:

Title of Class	Number of Record Holders
Shares of beneficial interest, $0.01 par value	225

Item 30. Indemnification

Under Article V of the Registrant’s Amended and Restated Declaration of Trust dated February 20, 1992, as amended, any past or present Trustee or officer of the Registrant will be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by reason of his being or having been a Trustee or officer of Registrant, and against amounts paid and incurred by him in the settlement thereof. This provision does not authorize indemnification when it is determined, in the manner specified in the Amended and Restated Declaration of Trust, that the Trustee or officer would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses of a Trustee or officer may be paid by Registrant in advance of the final disposition of any claim, action, suit or proceeding upon receipt of an undertaking by the Trustee or officer to repay the expenses to Registrant in the event that it is ultimately determined that indemnification of the Trustee or officer is not authorized under the Amended and Restated Declaration of Trust.

The Registrant has purchased insurance insuring its Trustees and officers against certain liabilities incurred in their capacity as such, and insuring the Registrant against any payments which it is obligated to make to such persons under the foregoing indemnification provisions.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Under the Investment Advisory Agreement between the Registrant and Tekla Capital Management  LLC (the “Investment Adviser”) dated July 1, 2009, the Registrant has agreed to certain limitations on the liability of the Investment Adviser and has agreed to provide certain indemnification. Section 9 of the Investment Advisory Agreement provides as follows:

The Investment Adviser shall not be held responsible for any loss incurred by any act or omission of any broker. The Investment Adviser also shall not be liable to the Fund or to any shareholder of the Fund for any error or judgment or for any loss suffered by the Fund in connection with rendering services hereunder except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the [Investment Company Act of 1940]) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or reckless disregard of its obligations and duties hereunder. Subject to the foregoing, the Fund also shall indemnify the Investment Adviser, and any officer, director and employee thereof to the maximum extent permitted by Article V of the Fund’s Declaration of Trust.

Item 31. Business and Other Connections of Investment Adviser

Tekla Capital Management LLC (formerly known as Hambrecht & Quist Capital Management LLC) was organized in June 2002 for the purpose of providing investment advisory services to H&Q Healthcare Investors and H&Q Life Sciences Investors. Reference is made to “Trustees and Officers” in the Statement of Additional Information and to Schedule A of Part 1 of Form ADV, Uniform Application for Investment Adviser Registration, as amended from time to time, filed with the Commission for information concerning the business and other connections of Daniel R. Omstead, Trustee and President of the Trust and President and CEO of the Investment Adviser.

Item 32. Location of Accounts and Records

Records are located at:

1.	Tekla Capital Management LLC
2 Liberty Square, 9th Floor
Boston, MA 02109

(Registrant’s corporate records and records relating to its function as Investment Adviser to Registrant)

2.	State Street Bank and Trust Company
200 Newport Avenue
North Quincy, MA 02171

(Records relating to its function as Custodian to Registrant; and most of Registrant’s accounting and all records relating to its function as Registrant’s accounting agent)

3.	State Street Bank and Trust Company
100 Huntington Avenue
Boston, MA 02116

(Records relating to its function as Administrator to Registrant)

4.	Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(Records relating to its function as Transfer Agent to Registrant)

5.	Computershare Inc.
250 Royall Street
Canton, MA 02021

(Records relating to its function as Dividend Disbursing Agent to Registrant)

Item 33. Management Service

Not applicable

Item 34. Undertakings.

1.              Registrant hereby undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in such prospectus.

2.              Not Applicable.

3.              Not Applicable.

4.              Not Applicable.

5.              (a) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and (b) Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.              The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 16th day of April, 2014.

H&Q LIFE SCIENCES INVESTORS
By:	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel R. Omstead	Trustee and President	April 16, 2014
Daniel R. Omstead	(Principal Executive Officer)

/s/ Laura Woodward	Treasurer	April 16, 2014
Laura Woodward	(Principal Financial Officer)

/s/ Oleg M. Pohotsky *	Trustee and Chairman of the Board	April 16, 2014
Oleg M. Pohotsky

/s/ Michael W. Bonney*	Trustee	April 16, 2014
Michael W. Bonney

/s/ Rakesh K. Jain*	Trustee	April 16, 2014
Rakesh K. Jain

/s/ William S. Reardon*	Trustee	April 16, 2014
William S. Reardon

/s/ Uwe E. Reinhardt*	Trustee	April 16, 2014
Uwe E. Reinhardt

/s/ Lucinda H. Stebbins*	Trustee	April 16, 2014
Lucinda H. Stebbins

* By: Daniel R. Omstead, as attorney in-fact of each person so indicated and pursuant to the power of attorney filed herewith.